File No. 333-64267     CIK #896606

                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004
                   POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                  Form N-8B-2

           INSURED MUNICIPALS INCOME TRUST, 246TH INSURED MULTI-SERIES
                              (Exact Name of Trust)

                              VAN KAMPEN FUNDS INC.
                            (Exact Name of Depositor)

                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

          (Complete address of Depositor's principal executive offices)


  VAN KAMPEN FUNDS INC.                               CHAPMAN AND CUTLER
  Attention: A. Thomas Smith III, General Counsel     Attention: Mark J. Kneedy
  One Parkview Plaza                                  111 West Monroe Street
  Oakbrook Terrace, Illinois 60181                    Chicago, Illinois 60603
               (Name and complete address of agents for service)

   ( X ) Check if it is proposed that this filing will become effective on April 24, 2000 pursuant to paragraph (b) of Rule 485.


                           246TH INSURED MULTI-SERIES

New York/148


--------------------------------------------------------------------------------

                               PROSPECTUS PART ONE

  NOTE: Part I of this Prospectus may not be distributed unless accompanied by
   Part II. Please retain both parts of this Prospectus for future reference.

--------------------------------------------------------------------------------

                                    THE FUND
   This series of Insured Municipals Income Trust-Insured Multi-Series (the "Fund") consists of underlying separate unit investment trusts described above. Each Trust consists of an insured portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located.

                              PUBLIC OFFERING PRICE
   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                     ESTIMATED CURRENT AND LONG-TERM RETURNS
   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The Date of this Prospectus is April 24, 2000

                                   Van Kampen
           INSURED MUNICIPALS INCOME TRUST, 246TH INSURED MULTI-SERIES
                   Summary of Essential Financial Information
                               As of March 2, 2000
                         Sponsor: Van Kampen Funds Inc.
                Evaluator: American Portfolio Evaluation Services
                   (A division of an affiliate of the Sponsor)
                          Trustee: The Bank of New York

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                                             New York
                                                                                                               Trust
                                                                                                           -------------
General Information
Principal Amount (Par Value) of Securities.............................................................   $    1,975,000
Number of Units........................................................................................            1,979
Fractional Undivided Interest in Trust per Unit........................................................          1/1,979
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio...................................................   $ 1,576,368.50
      Aggregate Bid Price of Securities per Unit.......................................................   $       796.55
      Sales charge 5.708% (5.40% of Public Offering Price excluding principal cash)
         for the New York Trust........................................................................   $        45.34
      Principal Cash per Unit..........................................................................   $        (2.27)
      Public Offering Price per Unit (1)...............................................................   $       839.62
Redemption Price per Unit..............................................................................   $       794.28
Excess of Public Offering Price per Unit over Redemption Price per Unit...............................    $        45.34
Minimum Value of the Trust under which Trust Agreement may be terminated...............................   $   400,000.00
Annual Premium on Portfolio Insurance..................................................................   $           --
Evaluator's Annual Evaluation Fee (3)..................................................................   $          504
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit........................................................   $        46.39
      Less: Estimated Annual Expense...................................................................   $         2.39
      Less: Annual Premium on Portfolio Insurance......................................................   $           --
      Estimated Net Annual Interest Income per Unit....................................................   $        44.00
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income.............................................................   $        44.00
      Divided by 12....................................................................................   $         3.67
Estimated Daily Rate of Net Interest Accrual per Unit..................................................   $       .12222
Estimated Current Return Based on Public Offering Price (2)............................................             5.23%
Estimated Long-Term Return (2).........................................................................             5.58%

--------------------------------------------------------------------------------

(1) Plus accrued interest to the date of settlement (three business days after purchase) of $3.30 for the New York Trust.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

(3) Notwithstanding information to the contrary in Part II of this Prospectus, the Trust Indenture provides that as compensation for its services, the Evaluator shall receive a fee of $.30 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "All Services Less Rent of Shelter" in the Consumer Price Index.


             Summary of Essential Financial Information (continued)

Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Minimum Principal Distribution..........   $1.00 per Unit
Date of Deposit.........................   February 1, 1999
Evaluator's Annual Supervisory Fee......   Maximum of $.25 per Unit


Record and Computation Dates............ TENTH day of the month as follows:
     monthly - each month; semi-annual - May and November for the New York
     Trust.

Distribution Dates...................... TWENTY-FIFTH day of the month as follows: monthly - each month; semi-annual - May and November for the New York Trust.

Trustee's Annual Fee..................... $.91 and $.51 per $1,000 principal amount of Bonds respectively, for those portions of the Trusts under the monthly and semi-annual distribution plans.


                                    PORTFOLIO
   As of December 31, 1999, the New York Insured Municipals Income Trust, Series 148 consists of 9 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: General Obligation, 1 (7%); Health Care, 1 (18%); Higher Education, 3 (34%); Public Building, 1 (12%); Retail Electric/Gas/Telephone, 1 (5%); Transportation, 1 (12%) and Water and Sewer, 1 (12%). See "Portfolio" herein.


                              PER UNIT INFORMATION

                                                                                                            1999 (1)
                                                                                                         ------------
Net asset value per Unit at beginning of period........................................................  $     951.00
                                                                                                         ============
Net asset value per Unit at end of period..............................................................  $     789.97
                                                                                                         ============
Distributions to Unitholders of investment income including accrued interest paid
   on Units redeemed (average Units outstanding for entire period) (2).................................  $      37.09
                                                                                                         ============
Distributions to Unitholders from Bond redemption proceeds (average Units
   outstanding for entire period)......................................................................  $         --
                                                                                                         ============
Unrealized appreciation (depreciation) of Bonds (per Unit outstanding at
   end of period)......................................................................................  $    (166.67)
                                                                                                         ============
Distributions of investment income by frequency of payment (2)
      Monthly..........................................................................................  $      37.40
      Semiannual.......................................................................................  $      34.06
Units outstanding at end of period.....................................................................         1,982

--------------------------------------------------------------------------------

(1) For the period from February 1, 1999 (date of deposit) through December 31, 1999.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of Van Kampen Funds Inc. and the Unitholders of Insured Municipals Income Trust, 246th Insured Multi-Series:

   We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Insured Municipals Income Trust, 246th Insured Multi-Series (New York Trust) as of December 31, 1999, and the related statements of operations and changes in net assets for the period from February 1, 1999 (date of deposit) through December 31, 1999. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of tax-exempt securities owned at December 31, 1999 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Insured Municipals Income Trust, 246th Insured Multi-Series (New York Trust) as of December 31, 1999, and the results of operations and changes in net assets for the period from February 1, 1999 (date of deposit) through December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                                              GRANT THORNTON LLP

Chicago, Illinois
March 10, 2000


           INSURED MUNICIPALS INCOME TRUST, 246TH INSURED MULTI-SERIES
                             Statements of Condition
                                December 31, 1999

                                                                                                             New York
                                                                                                               Trust
                                                                                                            -----------
   Trust property
      Cash................................................................................................  $        --
      Tax-Exempt Securities at market value, (cost $1,911,520) (note 1)...................................    1,581,184
      Accrued interest....................................................................................       38,851
      Receivable for securities sold......................................................................           --
                                                                                                            -----------
                                                                                                            $ 1,620,035
                                                                                                            ===========
   Liabilities and interest to Unitholders
      Cash overdraft......................................................................................  $    46,411
      Redemptions payable.................................................................................        7,899
      Interest to Unitholders.............................................................................    1,565,725
                                                                                                            -----------
                                                                                                            $ 1,620,035
                                                                                                            ===========

                             Analyses of Net Assets

   Interest of Unitholders (1,982 Units of fractional undivided interest outstanding)
      Cost to original investors of 2,010 Units (note 1)..................................................  $ 2,010,000
         Less initial underwriting commission (note 3)....................................................       98,480
                                                                                                            -----------
                                                                                                              1,911,520
         Less redemption of Units (28 Units)..............................................................       22,313
                                                                                                            -----------
                                                                                                              1,889,207
      Undistributed net investment income
         Net investment income............................................................................       81,210
         Less distributions to Unitholders................................................................       74,356
                                                                                                            -----------
                                                                                                                  6,854
      Realized gain (loss) on Bond sale or redemption.....................................................           --
      Unrealized appreciation (depreciation) of Bonds (note 2)............................................     (330,336)
      Distributions to Unitholders of Bond sale or redemption proceeds....................................           --
                                                                                                            -----------
            Net asset value to Unitholders................................................................  $ 1,565,725
                                                                                                            ===========
   Net asset value per Unit (Units outstanding of 1,982)..................................................  $    789.97
                                                                                                            ===========


        The accompanying notes are an integral part of these statements.

              NEW YORK INSURED MUNICIPALS INCOME TRUST, SERIES 148
                            Statements of Operations
    Period from February 1, 1999 (date of deposit) through December 31, 1999

                                                                                                               1999
                                                                                                            -----------
   Investment income
      Interest income.....................................................................................  $    84,520
      Expenses
         Trustee fees and expenses........................................................................        2,384
         Evaluator fees...................................................................................          504
         Insurance expense................................................................................           --
         Supervisory fees.................................................................................          422
                                                                                                            -----------
            Total expenses................................................................................        3,310
                                                                                                            -----------
         Net investment income............................................................................       81,210
   Realized gain (loss) from Bond sale or redemption
      Proceeds............................................................................................           --
      Cost................................................................................................           --
                                                                                                            -----------
         Realized gain (loss).............................................................................           --
   Net change in unrealized appreciation (depreciation) of Bonds..........................................     (330,336)
                                                                                                            -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS...............................................................................  $  (249,126)
                                                                                                            ===========

                       Statements of Changes in Net Assets
             Period from February 1, 1999 (date of deposit) through
                                December 31, 1999

                                                                                                               1999
                                                                                                            -----------
   Increase (decrease) in net assets Operations:
      Net investment income...............................................................................  $    81,210
      Realized gain (loss) on Bond sale or redemption.....................................................           --
      Net change in unrealized appreciation (depreciation) of Bonds.......................................     (330,336)
                                                                                                            -----------
         Net increase (decrease) in net assets resulting from operations..................................     (249,126)
   Distributions to Unitholders from:
      Net investment income...............................................................................      (74,356)
      Bonds sale or redemption proceeds...................................................................           --
   Redemption of Units....................................................................................      (22,313)
                                                                                                            -----------
         Total increase (decrease)........................................................................     (345,795)
   Net asset value to Unitholders
      Beginning of period.................................................................................    1,911,520
                                                                                                            -----------

      End of period (including undistributed net investment income of $6,854).............................  $ 1,565,725
                                                                                                            ===========


        The accompanying notes are an integral part of these statements.

246TH INSURED MULTI-SERIES
NEW YORK INSURED MUNICIPALS INCOME TRUST                                               PORTFOLIO as of December 31, 1999
----------------------------------------------------------------------------------------------------------------------
Port-                                                                                      Redemption    Market
folio    Aggregate                                                               Rating    Feature       Value
Item     Principal      Name of Issuer, Title, Interest Rate and Maturity Date   (Note 2)  (Note 2)      (Note 1)
------   -----------    ------------------------------------------------------   --------  ----------    -------------
   A     $     100,000  Long Island Power Authority, Electric System, General
                         Revenue Bonds, Series 1998A (FSA Insured)
                         0.000% Due 12/01/22                                     AAA                      $     24,749
--------------------------------------------------------------------------------------------------------------------------
   B           130,000  New York City, New York, General Obligation Bonds,
                         Fiscal 1998 Series H (MBIA Insured)                              2008 @ 101
                         5.125% Due 08/01/25                                     AAA      2023 @ 100 S.F.      111,141
--------------------------------------------------------------------------------------------------------------------------
   C           175,000  New York State Dormitory Authority, Insured Revenue
                         Bonds, Series 1998 (Ithaca College)
                         AMBAC Assurance Insured                                          2008 @ 101
                         5.000% Due 07/01/26                                     AAA      2022 @ 100 S.F.      146,345
--------------------------------------------------------------------------------------------------------------------------
   D           250,000  New York, Metropolitan Transportation Authority, Transit
                         Facilities Revenue Bonds, Series 1998B
                         (FGIC Insured)                                                   2008 @ 101
                         4.750% Due 07/01/26                                     AAA      2019 @ 100 S.F.      200,403
--------------------------------------------------------------------------------------------------------------------------
   E           250,000  New York City, New York, Municipal Water Finance
                         Authority, Water and Sewer System, Revenue
                         Bonds, Series A (FSA Insured)
                         5.000% Due 06/15/27                                     AAA      2008 @ 101           208,930
--------------------------------------------------------------------------------------------------------------------------
   F           250,000  New York State Dormitory Authority, University of Rochester,
                         Revenue Bonds, Series 1998A (MBIA Insured)                       2008 @ 101
                         5.000% Due 07/01/27                                     AAA      2024 @ 100 S.F.      208,333
--------------------------------------------------------------------------------------------------------------------------
   G           360,000  New York State Dormitory Authority, FHA-Insured Mortgage
                         Hospital Revenue Bonds (The New York and Presbyterian
                         Hospital) Series 1998 (AMBAC Assurance Insured)                  2008 @ 101
                         4.750% Due 08/01/27                                     AAA      2017 @ 100 S.F.      286,891
--------------------------------------------------------------------------------------------------------------------------
   H           235,000  New York, Urban Development Corporation, Correctional
                         Facilities Service Contract, Revenue Bonds, Series B
                         (AMBAC Assurance Insured)                                        2009 @ 101
                         4.750% Due 01/01/28                                     AAA      2026 @ 100 S.F.      186,792
--------------------------------------------------------------------------------------------------------------------------
   I           250,000  St. Lawrence County, New York, Industrial Development
                         Civic Facility Revenue Bonds, St. Lawrence
                         University Project, Series A (MBIA Insured)                      2008 @ 102
                         5.000% Due 07/01/28                                     AAA      2019 @ 100 S.F.      207,600
         -------------                                                                                    -------------
         $   2,000,000                                                                                    $  1,581,184
         =============                                                                                    =============



--------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements.


           INSURED MUNICIPALS INCOME TRUST, 246TH INSURED MULTI-SERIES
                          Notes to Financial Statements
                                December 31, 1999
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator, American Portfolio Evaluation Services (a division of an affiliate of the Sponsor). The Evaluator may determine the value of the Bonds (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to the Trust (New York) was based on the determination by Interactive Data Corporation of the offering prices of the Bonds on the date of deposit (February 1, 1999). Since the valuation is based upon the bid prices, the Trust (New York) recognized a downward adjustment of $16,376 on the date of deposit resulting from the difference between the bid and offering prices. This downward adjustment was included in the aggregate amount of unrealized depreciation reported in the financial statements for the Trust for the period ended December 31, 1999.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in the Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in the Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust is not a taxable entity for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO
   Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Bond is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II.

NOTE 2 - PORTFOLIO (continued)
   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the Bonds in the Trust has been obtained by the Trust or by one of the Preinsured Bond Insurers (as indicated in the Bond name). Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer. Insurance expense for the period reflects adjustments for redeemed or sold Bonds.

   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Bonds in the portfolio as of the date of these financial statements.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at December 31, 1999 is as follows:

   Unrealized Appreciation         $        --
   Unrealized Depreciation           (330,336)
                                   -----------
                                   $ (330,336)
                                   ===========

   NOTE 3 - OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator - The Evaluator receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Evaluator for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS
   During the period from February 1, 1999 through December 31, 1999, 28 Units were presented for redemption.







                         VAN KAMPEN FOCUS PORTFOLIOS(SM)

                       A DIVISION OF VAN KAMPEN FUNDS INC.


                               PROSPECTUS PART II

                                 SEPTEMBER 1999



                         INSURED MUNICIPALS INCOME TRUST

                                       AND

                       INVESTORS' QUALITY TAX-EXEMPT TRUST

                                       AND

                           VAN KAMPEN FOCUS PORTFOLIOS

                                MUNICIPAL SERIES






                   A convenient way to invest in a diversified
                     portfolio of tax-exempt municipal bonds



























                       This prospectus contains two parts.
                     No one may use this Prospectus Part II
                    unless accompanied by Prospectus Part I.

--------------------------------------------------------------------------------
    The Securities and Exchange Commission has not approved or disapproved of the Trust units or passed upon the adequacy oraccuracy of this prospectus.
               Any contrary representation is a criminal offense.

THE TRUSTS

         THE FUND. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust or Van Kampen Focus Portfolios, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Van Kampen Funds Inc., as Sponsor, American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., as Evaluator, and The Bank of New York, as Trustee or their predecessors

         The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax purposes under existing law. All issuers of Bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the Bond issuers, the interest earned on the Bonds is exempt to the extent indicated herein from state and local taxes. Further, in the opinion of bond counsel to the respective issuers, the interest income of each Bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain Bonds in a National Quality AMTTrust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMTTrust may be appropriate only for investors who are not subject to the alternative minimum tax. With the exception of New York and Pennsylvania Trusts, Units of a State Trust may be purchased only by residents of the state for which the Trust is named. Units of a New York Trust may be purchased by residents of New York, Connecticut and Florida. Units of a Pennsylvania Trust may be purchased by residents of Pennsylvania, Connecticut, Florida, Maryland, New York, Ohio and West Virginia. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts".

         On the Date of Deposit, the Sponsor deposited the Bonds with the Trustee. The Bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the Bonds, delivered to the Sponsor evidence of ownership of the Units.

         The portfolio of any IM-IT, IM-IT Discount, U.S. Territorial IM-IT, Long-Term State or National Quality Trust consists of Bonds maturing approximately 15 to 40 years from the Date of Deposit. The approximate range of maturities from the Date of Deposit for Bonds in any IM-IT Limited Maturity Trust, IM-IT Intermediate Trust, State Intermediate Laddered Maturity Trust and IM-IT Short Intermediate Trust is 12 to 15 years, 5 to 15 years, 5 to 10 years and 3 to 7 years, respectively. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the Bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise between the fifth and tenth years of the Trust. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the Bonds which matured.

         Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

         OBJECTIVES AND BOND SELECTION. The objectives of the Fund are income exempt from Federal income taxation and, in the case of a State Trust, Federal and state income taxation and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the Bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. The Fund may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained from a municipal bond insurance company. For information relating to insurance on the Bonds, see "Insurance on the Bonds in the Insured Trusts". In addition, these bonds are often not available in small amounts.

         In selecting Bonds for the Trusts, the Sponsor considered the following factors, among others: (a) either the Standard & Poor's rating of the Bonds was not less than "BBB-" for Insured Trusts and "A-" for Quality Trusts, or the Moody's Investors Service, Inc. ("Moody's") rating of the Bonds was not less than "Baa" for Insured Trusts and "A" for the Quality Trusts, including provisional or conditional ratings, respectively, (or, if not rated, the Bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt bonds that were so rated as to be acceptable for acquisition by the Fund in the opinion of the Sponsor), (b) the prices of the Bonds relative to other bonds of comparable quality and maturity, (c) the diversification of Bonds as to purpose of issue and location of issuer and (d) with respect to the Insured Trusts, the availability and cost of insurance. After the Date of Deposit, a Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a Bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond (see "Fund Administration--Portfolio Administration").

     THE BONDS. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by bond purpose. This section briefly describes different bond types to help you better understand your investment. We list the types of bonds in your portfolio in Prospectus Part I. We also describe these bonds in greater detail in the Information Supplement. See "Additional Information".

     GENERAL OBLIGATION BONDS are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

     REVENUE BONDS are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

     AIRPORT BONDS are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

     BOND BANKS are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

     CERTIFICATES OF PARTICIPATION are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

     HEALTH CARE BONDS are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

     HIGHER EDUCATION BONDS are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

     INDUSTRIAL REVENUE BONDS finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

     MULTI-FAMILY HOUSING BONDS are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

     OTHER CARE BONDS include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

     PUBLIC BUILDING BONDS finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

     PUBLIC EDUCATION BONDS are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

     RETAIL ELECTRIC/GAS/TELEPHONE BONDS are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

     SINGLE FAMILY HOUSING BONDS are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

     TAX DISTRICT BONDS are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

     TRANSPORTATION BONDS are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

     WASTE DISPOSAL BONDS are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

     WATER AND SEWER BONDS are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

     WHOLESALE ELECTRIC BONDS are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

     MORE ABOUT THE BONDS. In addition to describing the purpose of the bonds, we also list other information about the bonds in the "Portfolio" in Prospectus
Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

     ORIGINAL ISSUE DISCOUNT BONDS were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

     ZERO COUPON BONDS are a type of original issue discount bond. These bonds do not pay any current interest during their life. If you own this type of bond, you have the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of certain of these bonds can call the bond at a price below the bond's par value.

     "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that we can only deliver them to your Trust "when, as and if" the bonds are actually issued. Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your Trust until we deliver the bond to the Trust. You may have to adjust your tax basis if we deliver any of these bonds after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your units and the delivery of the bonds to your Trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase units even though your Trust has not yet received them.

     RISK FACTORS. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your units will also fall. We cannot guarantee that your Trust will achieve it objective or that your investment return will be positive over any period.

     MARKET RISK is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though we carefully supervise your portfolio, you should remember that we do not manage your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

     INTEREST RATE RISK is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

     CREDIT RISK is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

     CALL RISK is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. We list the first date that the issuer can call each bond in the portfolio in Prospectus Part I along with the price the issuer would have to pay.

     BOND QUALITY RISK is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

     BOND CONCENTRATION RISK is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. We describe the different bond types under "The Bonds".

     REDUCED DIVERSIFICATION RISK is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

     LIQUIDITY RISK is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

     LITIGATION AND LEGISLATION RISK is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the bonds. Litigation could challenge an issuer's authority to issue or make payments on bonds.

     NO FDIC GUARANTEE. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     YEAR 2000 READINESS DISCLOSURE. These two paragraphs constitute "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act of 1998. Your Trust could be negatively impacted if computer systems used by the Sponsor, Evaluator, Trustee or other service providers to your Trust do not properly process date-related information after December 31, 1999. This is commonly known as the "Year 2000 Problem". The Sponsor, Evaluator and Trustee are taking steps to address this problem and to obtain reasonable assurances that other service providers to the Trust are taking comparable steps. We cannot guarantee that these steps will be sufficient to avoid any adverse impact on your Trust. This problem may impact issuers to varying degrees based on factors such as issuer type and degree of technological sophistication. We cannot predict what impact, if any, this problem will have on the issuers or insurers of the bonds.

     In addition, computer failures in the financial services industry could detrimentally affect the markets for the bonds beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Moreover, corporate and governmental data processing errors may adversely affect issuers or insurers and overall economic uncertainties. Remediation costs will affect the ability of individual issuers or insurers to make payments on the bonds will be affected by remediation costs. All of these factors could adversely affect the bonds in your Trust.

ESTIMATED CURRENT AND LONG-TERM RETURNS
--------------------------------------------------------------------------------

         The Estimated Current Returns and the Estimated Long-Term Returns are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price will vary with changes in the price of the Bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
--------------------------------------------------------------------------------

         GENERAL. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the Bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The minimum purchase is one Unit.

         The secondary market sales charge is computed as described in the following table based upon the estimated long-term return life of a Trust's portfolio:

       Years To Maturity    Sales Charge    Years To Maturity       Sales Charge    Years To Maturity      Sales Charge
       ------------------  --------------   -------------------   --------------    -------------------   --------------
        1...............        1.010%      8...............          3.627%        15...............          5.042%
        2...............        1.523       9...............          4.167         16...............          5.152
        3...............        2.041      10...............          4.384         17...............          5.263
        4...............        2.302      11...............          4.603         18...............          5.374
        5...............        2.564      12...............          4.712         19...............          5.485
        6...............        2.828      13...............          4.822         20...............          5.597
        7...............        3.093      14...............          4.932   21 to 30...............          5.708

         For purposes of computation of the estimated long-term return life, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or are subject to redemption at an earlier call date, in which case this call date will be deemed to be the maturity date; or (b) the Bonds are subject to a "mandatory tender", in which case the mandatory tender will be deemed to be the maturity date. The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the Bonds. Expressed as a percent of the Public Offering Price, the sales charge on a Trust consisting entirely of Bonds with 15 years to maturity would be 4.80%. The sales charges in the table above do not apply to IM-IT Discount Trusts. The applicable secondary market sales charges for an IM-IT Discount Trust are set forth in the applicable Prospectus Part I.

         Any reduced sales charge is the responsibility of the selling Underwriter, broker, dealer or agent.

         Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons (collectively referred to herein as "related purchasers")) of Van Kampen Funds Inc. and its affiliates and Underwriters and their affiliates may purchase Units at the Public Offering Price less the applicable underwriting commission or less the applicable dealer concession in the absence of an underwriting commission. Employees, officers and directors (including related purchasers) of dealers and their affiliates and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.

         Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.

         OFFERING PRICE. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus
Part I in accordance with fluctuations in the prices of the Bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading. Orders received by the Trustee, Sponsor or any Underwriter for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the Bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of Bonds may be expected to average approximately 0.5%-1% more than the bid price.

         The aggregate price of the Bonds is determined on the basis of bid prices (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the Bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the Bonds will generally fluctuate with changes in market interest rates. Unless Bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.

         The Evaluator will consider in its evaluation of Bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this Prospectus.

         A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

         ACCRUED INTEREST

         ACCRUED INTEREST (ACCRUED INTEREST TO CARRY). Accrued interest to carry is included in the Public Offering Price for Insured Municipals Income Trust, 151st Insured Multi-Series and prior series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 212 and prior series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

         The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

         PURCHASED AND ACCRUED INTEREST. Included in the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest. Included in the Public Offering Price for Insured Municipals Income Trust, 174th Insured Multi-Series and subsequent series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest only. References to "accrued interest" in this prospectus include both Purchased Interest and accrued interest as described in this section.

         Purchased Interest - Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in this Prospectus Part I for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

         Accrued Interest - Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units. As indicated in "Purchased Interest", accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

         UNIT DISTRIBUTION. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 70% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

         SPONSOR COMPENSATION. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the Bonds by the Sponsor and the cost of the Bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the Bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the Bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

         Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to certain Underwriters that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding travel costs. These Underwriters are invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.

         MARKET FOR UNITS. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the Bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

         DISTRIBUTIONS OF INTEREST AND PRINCIPAL. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless a Unitholder elects to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. The distribution options applicable to a Trust are described in Prospectus Part I. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election of the prior owner. Unitholders may change their distribution plan by indicating the change on a card which may be obtained from the Trustee and return the card to the Trustee with their certificates and other documentation required by the Trustee. Certificates should be sent by registered or certified mail to avoid their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective on the first day after the next semi-annual record date and will remain effective until changed.

         Interest received by a Trust, including that part of the proceeds of any disposition of Bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

         Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

         REINVESTMENT OPTION. Unitholders may elect to have distributions on their Units automatically reinvested in shares of certain Van Kampen mutual funds which are registered in the Unitholder's state of residence (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives that differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes its investment policies and the procedures to follow to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from Van Kampen Funds Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

         After becoming a participant in a reinvestment plan, each Trust distribution will automatically be applied on the applicable distribution date to purchase shares of the applicable Reinvestment Fund at a net asset value computed on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value. Confirmations of all reinvestments will be mailed to the Unitholder by the Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing at least five days before the next distribution date. Each Reinvestment Fund, its sponsor and investment adviser have the right to terminate its reinvestment plan at any time. Unitholders of New York Trusts who are New York residents may elect to have distributions reinvested in shares of First Investors New York Insured Tax Free Fund, Inc. subject to a sales charge of $1.50 per $100 reinvested (paid to First Investors Management Company, Inc.).

         REDEMPTION OF UNITS. A Unitholder may redeem all or a portion of his Units by tender to the Trustee, at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price.

         Under Internal Revenue Service regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

         The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the Bonds based on the bid prices of the Bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the Bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the Bonds in an Insured Trust unless the Bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

         The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the Bonds represented by the Units redeemed. The Trustee may sell Bonds to cover redemptions. When Bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

         The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

         UNITS. Ownership of Units is evidenced in book-entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

         REPORTS PROVIDED. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by independent certified public accountants and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the Bonds, actual Trust distributions, Trust expenses, a list of the Bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the Bonds upon request.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
--------------------------------------------------------------------------------

         Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the Bonds in each Insured Trust. An insurance policy obtained by an Insured Trust, if any, is non-cancellable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the Bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the Bonds or the Sponsor and any policy is non-cancellable and will continue in force so long as the Bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" and the notes thereto in Prospectus Part I. The Portfolio Insurers are either AMBAC Assurance Corporation or Financial Guaranty Insurance Company. More detailed information regarding insurance on the Bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

         The portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the Bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event
(a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the Bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the Bond plus accrued interest to the date of payment and thereby retire the Bond from the Trust prior to the Bond's stated maturity date. The insurance does not guarantee the market value of the Bonds or the value of the Units. The Trustee, upon the sale of a Bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the Bond (i.e., insurance to maturity of the Bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the Bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the Bonds were sold on an uninsured basis.

         Because the Bonds are insured by Portfolio Insurers or Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to the Units of each Insured Trust its "AAA" investment rating. This rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Ratings" in the Information Supplement. This rating should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of the Trust or of the Units.

         Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FUND ADMINISTRATION
--------------------------------------------------------------------------------

         SPONSOR. Van Kampen Funds Inc. is the Sponsor of your Trust. We are a subsidiary of Van Kampen Investments Inc. (which is an indirect subsidiary of Morgan Stanley Dean Witter & Co.). We specialize in underwriting and distribution of investment companies with roots in money management dating back to 1926. We are a Delaware corporation, a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. You can contact us by calling (630) 684-6000 or at our offices listed on the back cover of this prospectus. As of November 30, 1998, our total stockholders' equity was $135,236,000 (audited). If we fail to or cannot perform our duties under the trust agreement or become bankrupt, the Trustee may appoint a new sponsor, continue to operate your Trust without a sponsor, or terminate your Trust and distribute the liquidation proceeds.

         TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone
(800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

         PORTFOLIO ADMINISTRATION. The Trusts are not managed funds and, except as provided in the Trust Agreement, Bonds generally will not be sold or replaced. The Sponsor may, however, direct that Bonds be sold in certain limited situations to protect the Trust based on advice from the Evaluator. These situations may include default in interest or principal payments on the Bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell Bonds designated by the Evaluator for purposes of redeeming Units or payment of expenses. The Evaluator will consider a variety of factors in designating Bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the Bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which Bonds may be sold or replaced. See "Additional Information".

         REPLACEMENT BONDS. No assurance can be given that a Trust will retain its present size or composition because Bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any Bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

         AMENDMENT OF TRUST AGREEMENT. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of Bonds in addition to or in substitution for any of the Bonds initially deposited in the Trust, except for the substitution of certain refunding Bonds. The Trustee will notify Unitholders of any amendment.

         TERMINATION OF TRUST AGREEMENT. A Trust will terminate upon the redemption, sale or other disposition of the last Bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding or by the Trustee when the value of the Trust is less than 20% of the original principal amount of Bonds. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining Bonds. The sale of Bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

         LIMITATION ON LIABILITIES. The Sponsor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the Bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
--------------------------------------------------------------------------------

     At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located from state income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor nor Chapman and Cutler has made any review of the Trust proceedings relating to the issuance of the Bonds or of the basis of the opinions. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable. Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unitholder is includable in gross income for Federal income tax purposes and may be includable in gross income for state tax purposes. Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any. For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded for Federal income tax purposes.

     In the opinion of Chapman and Cutler, counsel for the Sponsor, under existing law as of the date of this Prospectus:

   (1) Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status for Federal income tax purposes, when received by a Trust and when distributed to Unitholders; however such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below;

   (2) Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by a Unit. The Taxpayer Relief Act of 1997 ("1997 Act") includes provisions that treat certain transactions (e.g., short sales, offsetting notional principal contracts, futures transactions, forward sales, or similar arrangements) designed to reduce or eliminate risk of loss and opportunities for gain as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisors with regard to any such constructive sale rules. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the date that the Unitholders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment at maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units.The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount less than or equal to his original cost. Unitholders should consult their own tax advisors with respect to calculating their basis;

   (3) Any proceeds paid under an insurance policy or policies dated the Date of Deposit, issued to an Insured Trust with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

   (4) Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been excludable if paid in the normal course by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

     Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unitholder acquires his Units and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.

     "The Revenue Reconciliation Act of 1993" (the "1993 Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the 1993 Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. Legislative proposals have been made that would require accrual basis taxpayers to include market discount in income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

     In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depends upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, REMIC or FASIT) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax exempt interest, including interest on all of the Bonds in a Trust. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced which would reinstate the Superfund Tax for taxable years beginning after December 31, 1998 and before January 1, 2010. Under the provisions of
Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

     Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Legislative proposals have been made that would extend the financial institution rules to certain other corporations, including securities dealers and other financial intermediaries. Investors with questions regarding these issues should consult their tax advisers.

     In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludible from Federal gross income, although interest on such Bonds received by others would be excludible from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

     In the opinion of special counsel to the Trusts for New York tax matters, under existing law, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

     ALL STATEMENTS OF LAW IN THE PROSPECTUS CONCERNING EXCLUSION FROM GROSS INCOME FOR FEDERAL, STATE OR OTHER TAX PURPOSES ARE THE OPINIONS OF COUNSEL AND ARE TO BE SO CONSTRUED.

     At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Trusts of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

     For taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) generally is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded from the holding period for the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Unitholders should consult their own tax advisers as to the tax rate applicable to capital gain dividends.

     In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders should consult their tax advisers regarding the potential effect of this provision on their investment in Units.

     For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1996 is included as an item of tax preference. Except as otherwise noted in Prospectus
Part I, the Trusts do not include any such private activity bonds issued on or after that date.

     In general, Section 86 of the Code provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount". The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includable in gross income, they will be treated as any other item of gross income.

     In addition, under the 1993 Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

     Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

     Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.

         For a discussion of the state tax status of income earned on Units of a Trust, see "State Trust Risk Factors and Tax Status". Except as noted therein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

STATE TRUST RISK FACTORS AND TAX STATUS
--------------------------------------------------------------------------------

         ALABAMA RISK FACTORS. The financial condition of the State of Alabama is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, mining, oil and gas production and service industries, supplemented by rural areas with selective commercial agriculture. Alabama has a low growth rate in civilian labor. Income growth has also slowed in Alabama and is lower than the U.S. average. The Alabama economy grows at a slower rate than the national economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Alabama currently maintains a "AA" and "Aa3" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning Alabama risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Alabama Trust, Special Counsel to the Fund for Alabama tax matters rendered an opinion under then existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation substantially to the effect that:

         In the opinion of special counsel to the Fund for Alabama tax matters, under existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation:

         The Alabama Trust is not taxable as a corporation for purposes of the Alabama income tax.

         Income of the Alabama Trust, to the extent it is taxable, will be taxable to the Unitholders, not the Alabama Trust.

         Each Unitholder's distributive share of the Alabama Trust's net income will be treated as the income of the Unitholder for purposes of the Alabama income tax.

         Interest on obligations held by the Alabama Trust which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.

         Any proceeds paid to the Alabama Trust under insurance policies issued to the Sponsor or under individual policies obtained by the Sponsor, the issuer or underwriter of the respective obligations which represent maturing interest on defaulted obligations held by the Trustee will be exempt from Alabama income tax if and to the same extent as such interest would be exempt from such taxes if paid directly by the issuer of such obligations.

         Each Unitholder will, for purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by the Alabama Trust as though the Bonds were sold or disposed of directly by the Unitholders.

         Gains realized on the sale or redemption of Units by Unitholders, who are subject to the Alabama income tax, will be includable in the Alabama income of such Unitholders.

         ARIZONA RISK FACTORS. The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services, tourism and manufacturing. These sectors tend to be cyclical. Commercial and residential real estate markets, which experienced depression and high vacancy rates in the early 1980s and early 1990s, have recovered and are growing strong. Yet, Arizona has experienced rapid declines in the real estate markets after reaching peaks. Such declines may occur in the future.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Arizona risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Arizona Trust, Special Counsel to the Fund for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State"), its political subdivisions and authorities (the "Arizona Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds") (collectively the Arizona Bonds and Possession Bonds shall be referred to herein as the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Arizona income tax (the "Arizona Income Tax"). We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of counsel to the Sponsor, under existing law:

         For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.

         For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

         To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Arizona Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

         Interest on the Possession Bonds which is excludable from gross income for federal tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Arizona Trust will be exempt from Arizona income taxation and therefore will not be includable in the income of the Unitholders for income tax purposes when distributed by the Arizona Trust and received by the Unitholders.

         Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

         Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes.

         Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         ARKANSAS RISK FACTORS. The financial condition of the State of Arkansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. During the past several decades, Arkansas's economic base has shifted from agriculture to light manufacturing. Agriculture has traditionally been a major component of Arkansas's economy, but total income from this sector continues to decrease. The services sector is growing rapidly in Arkansas. Although the economy is more diversified, Arkansas is still subject to shifts in its economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Arkansas currently maintains a "AA" and "Aa3" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning Arkansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Arkansas Trust, Special Counsel to each Arkansas Trust for Arkansas tax matters rendered an opinion under then existing Arkansas income tax law applicable to taxpayers whose income is subject to Arkansas income taxation substantially to the effect that:

         The Arkansas Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation;

         Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Arkansas Trust for Arkansas income tax purposes, and will have a taxable event when the Arkansas Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units;

         Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Arkansas Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation to the extent that such income would be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and

         Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from Federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.

         CALIFORNIA RISK FACTORS. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State faces a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation. The California economy continues to show weakness in manufacturing, particularly aerospace as well as in the telephone, communications and public utility industries. California's population increase has resulted in traffic congestion, school overcrowding and high housing costs which have caused an increase in demand for government services and which may impede future economic growth.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On December 7, 1994, Orange County, California, together with its pooled investment fund (the "Pooled Fund") filed for protection under Chapter 9 of the federal Bankruptcy Code. Many governmental entities kept moneys in the Pooled Fund.

         All outstanding general obligation bonds of the State are rated "A+" by Standard and Poor's and "A1" by Moody's.

         Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each California Trust, the respective counsel to the California Trusts rendered an opinion under then existing California income tax law applicable to taxpayers whose income was subject to California income taxation substantially to the effect that:

         We have examined the income tax laws of the State of California to determine its applicability to the California Trust and the holders of Units in the California Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the California Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds") (collectively, the "Bonds"). For purposes of the following opinions, it is assumed that each asset of the California Trust is debt, the interest on which is excluded from gross income for federal income tax purposes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the California Trust. However, although counsel to the Sponsor expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for federal income tax purposes; and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). This opinion does not address the taxation of persons other than full time residents of California. We have assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the California Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Based upon the foregoing, and upon an investigation of such matters of law as we considered to be applicable, we are of the opinion that, under existing provisions of the law of the State of California as of the date hereof:

         1. The California Trust is not an association taxable as a corporation for purposes of the California Bank and Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the California Trust, and the income of such portion of the California Trust will be treated as the income of the California Unitholders under the California Personal Income Tax.

         2. Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the California Trust and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the California Trust and distributed to a California Unitholder.

         3. Each California Unitholder of the California Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the California Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

         4. Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the California Trust is not deductible for purposes of the California Personal Income Tax.

         This opinion relates only to California Unitholders subject to the California Personal Income Tax. No opinion is expressed with respect to the taxation of California Unitholders subject to the California Bank and Corporation Tax Law and such California Unitholders are advised to consult their own tax advisors. Please note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Bank and Corporation Tax Law may be includable in its gross income for purposes of determining its California franchise tax. We have not examined any of the Bonds to be deposited and held in the California Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and we express no opinion with respect to taxation under any other provisions of the California law. Ownership of the Units may result in collateral California tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         COLORADO RISK FACTORS. The financial condition of the State of Colorado is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Colorado has an expenditure limitation which it breached in fiscal year 1997.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services and trade, with construction reporting large gains in recent years. These sectors tend to be cyclical. Rapid job growth has kept unemployment low. There is no guarantee that such conditions will continue.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Colorado risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Colorado Trust, counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

         The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although counsel to the Fund expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities; (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the income tax imposed by the State of Colorado that is applicable to individuals and corporations (the "State Income Tax") and, (iii) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Colorado.

         In the opinion of counsel to the Fund, under existing Colorado law:

         Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

         With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

         Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have in the hands of the Trustee;

         Interest on Colorado Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

         To the extent that interest income derived from the Colorado Trust by a Unitholder with respect to Puerto Rico Bonds is exempt from state taxes pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado State Income Tax.

         Any proceeds paid under an insurance policy or policies issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in he normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

         Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

         If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

         Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

         Counsel to the Fund has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         CONNECTICUT RISK FACTORS. The financial condition of the State of Connecticut is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Connecticut currently maintains a "AA", "Aa3" and "AA" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Connecticut risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Connecticut Trust, special counsel to the Fund for Connecticut tax matters rendered an opinion under then existing Connecticut income tax law applicable to taxpayers whose income is subject to Connecticut income taxation substantially to the effect that:

         The assets of the Connecticut Trust will consist of obligations (the "Bonds"); certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds") and the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Connecticut Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"); therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and special counsel to the Trusts for Connecticut tax matters believe that such interest will be so exempt. Interest on Bonds in the Connecticut Trust issued by other issuers, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

         Generally, a Unitholder recognizes gain or loss for purposes of the Connecticut Income Tax to the same extent as the Unitholder recognizes gain or loss for Federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Connecticut Trust held by the Unitholder. However, gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of this tax. Regulations indicate that this rule would apply to gain or loss recognized by a Unitholder holding a Unit of the Connecticut Trust as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by the Connecticut Trust. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by the Connecticut Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by such Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

         In the opinion of special counsel to the Fund for Connecticut tax matters, which relies explicitly on the opinion of counsel to the Sponsor regarding Federal income tax matters, under existing Connecticut law:

         The Connecticut Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut.

         Interest income of the Connecticut Trust from a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond"), or from a Bond issued by United States territories or possessions the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"), when any such interest is received by the Connecticut Trust or distributed by it to such a Unitholder.

         Insurance proceeds received by the Connecticut Trust representing maturing interest on defaulted Bonds held by the Connecticut Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Connecticut Trust by the issuer of such Bonds.

         Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by the Connecticut Trust or upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Connecticut Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale, or exchange of a Connecticut Bond held by the Connecticut Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Connecticut Trust held by him.

         The portion of any interest income or capital gain of the Connecticut Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Unitholder for purposes of such tax.

         An interest in a Unit of the Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

         DELAWARE RISK FACTORS. The financial condition of the State of Delaware is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Delaware's economy is dominated by the chemical and automotive industries. Manufacturing, services and trade are also a part of the economy, with agriculture playing a vital part. Delaware's economy is sensitive to shifts which may impact the Bonds in Delaware portfolio.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Delaware currently maintains a "AA+" and "Aa1" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning Delaware risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Delaware Trust, Special Counsel to each Delaware Trust for Delaware tax matters rendered an opinion under then existing Delaware income tax law applicable to taxpayers whose income is subject to Delaware income taxation substantially to the effect that:

         (1) Distributions of interest income to Unitholders that would not be taxable if received directly by a Delaware resident are not subject to personal income tax under the Delaware personal income tax imposed by 30 Del. C. et seq.;

         (2) Distributions of interest income to Unitholders which are estates or trusts that would not be taxable if received directly by a Delaware resident estate or trust are not subject to the personal income tax imposed by 30 Del. C. et seq.;

         (3) Distributions of interest income to Unitholders which are corporations that would not be taxable for Delaware income tax purposes if received directly by a corporation will not be subject to the Delaware corporate income tax imposed by 30 Del. C. 1 et seq.;

         (4) To the extent that any gain or loss from the sale of obligations held by the Fund or from the sale of a Unit by a Unitholder is includable or deductible in the calculation of a resident individuals, estate's or trust's adjusted gross income for federal income tax purposes, any such gain or loss will be includable or deductible in the calculation of taxable income for the purposes of Delaware resident personal income taxes;

         (5) To the extent that any gain or loss from the sale of obligations held by the Fund or from the sale of a Unit by a Unitholder is includable or deductible in the calculation of taxable income for purposes of federal income tax imposed upon a corporation, such gain or loss shall not be includable or deductible in the calculation of taxable income for purposes of the Delaware corporate income tax since gains or losses from the sale or other disposition of securities issued by the State of Delaware or political subdivisions thereof are not included in computing the taxable income of a corporation for Delaware corporate income tax purposes.

         (6) Any proceeds paid under insurance policies issued to the Trustee or obtained by issuers or underwriters of the Bonds, the Sponsor, or others which represent interest on defaulted obligations held by the Trustee will be excludable from Delaware gross income for individuals, trusts and estates, or corporations, if, and to the same extent as, such proceeds would have been so excludable from federal income taxation;

         (7) Interest income received by a Unitholder is not exempt from the franchise tax imposed on banking organizations under 5 Del. C. et seq. and the franchise tax imposed on building and loan associates imposed under 5 Del. C. et seq.; and

         (8) The Units are not exempt from Delaware inheritance, estate and gift tax.

         FLORIDA RISK FACTORS. The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State continues to be dependent on the construction and construction related manufacturing industries. These industries tend to be highly cyclical and there is no assurance that Florida's rapid population growth, which drove these industries in the past, will continue. Tourism is also one of the State's most important industries. Because many international travelers visit Florida, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, Florida could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems, particularly with regard to the citrus and sugar industries.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa and AA from Moody's and Standard & Poor's, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue resource from which such series derives funds for repayment.

         Further information concerning Florida risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Florida Trust, Counsel to each Florida Trust for Florida tax matters rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:

         The Bonds were accompanied by opinions of Bond Counsel to the respective issuers thereof to the effect that the Bonds were exempt from the Florida intangibles tax. Neither the Sponsor nor its counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida Trust and have assumed the correctness as of the date of deposit of the opinions of Bond Counsel.

         "Non-Corporate Unitholder" means a Unitholder of the Florida Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 200, Florida Statutes.

         In the opinion of counsel to the Sponsor, under existing law:

         For Florida state income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida Trust. Any amounts paid to the Florida Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220 or is otherwise allocable to Florida under Chapter 220. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220 and if such income is otherwise allocable to Florida under Chapter 220.

         Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code.

         Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         GEORGIA RISK FACTORS. The financial condition of the State of Georgia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Weather conditions may have a significant impact on Georgia's agricultural sector. In the past, widespread flooding in central and southern Georgia has caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the State are rated "AAA" by Standard & Poor's and "Aaa" by Moody's.

         Further information concerning Georgia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Georgia Trust, Special Counsel to the Fund for Georgia tax matters rendered an opinion under then existing Georgia income tax law applicable to taxpayers whose income is subject to Georgia income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Georgia Bonds, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Georgia income tax (the "Georgia Income Tax"). We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of counsel to the Sponsor, under existing Georgia law:

         (1) For Georgia income tax purposes, the Georgia Trust is not an association taxable as a corporation, and the income of the Georgia Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when distributed by the Georgia Trust and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Georgia Trust will be exempt from Georgia income taxation and therefore will not be includable in the income of the Unitholder for Georgia income tax purposes when distributed by the Georgia Trust and received by the Unitholders.

         (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Georgia Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (3) Amounts paid under an insurance policy or policies issued to the Georgia Trust, if any, with respect to the Bonds in the Georgia Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

         (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         HAWAII RISK FACTORS. The financial condition of the State of Hawaii is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Hawaii's economy has struggled for nearly eight years. Jobs are continually lost. Hawaii's tourism industry is a major part of its economy. The State is attempting to restructure its commitment to the tourist industry to further its economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the State are rated "A+" by Standard & Poor's and "A1" by Moody's.

         Further information concerning Hawaii risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Hawaii Trust, Special Counsel to the Fund for Hawaii tax matters rendered an opinion under then existing Hawaii income tax law applicable to taxpayers whose income is subject to Hawaii income taxation substantially to the effect that:

         (1) The Hawaii Trust is not an association taxable as a corporation and each Unitholder of the Hawaii Trust will be treated as the owner of a pro rata portion of the Hawaii Trust, and the income of such portion of the Hawaii Trust will therefore be treated as the income of the Unitholder for Hawaii Income Tax purposes;

         (2) Income on the Bonds which is exempt from the Hawaii Income Tax when received by a Unitholder of the Hawaii Trust and which would be exempt from the Hawaii Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Hawaii Trust and distributed to such Unitholder;

         (3) To the extent that interest on the Bonds, if any, is includable in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includable in the computation of "alternative minimum taxable income" for purposes of Hawaii's corporate alternative minimum tax on corporations;

         (4) Each Unitholder of the Hawaii Trust will recognize gain or loss for Hawaii Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Hawaii Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

         (5) Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Hawaii Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Hawaii net income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

         (7) To the extent that interest derived from the Hawaii Trust by a Unitholder with respect to any Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will also not be subject to the Hawaii Income Tax. It should be noted that interest relating to Possession Bonds is subject to tax in the case of certain banks and financial institutions subject to the Hawaii's franchise tax and corporations subject to Hawaii's corporate alternative minimum tax.

         We have not examined any of the Bonds to be deposited and held in the Hawaii Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder.

         KANSAS RISK FACTORS. The financial condition of the State of Kansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Kansas economy is composed of manufacturing, trade, services and agriculture. Severe weather conditions could have a significant impact on the Kansas economy. The slower pace of the national economic expansion will dampen the growth rate of the Kansas economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Although the State has no general obligation debt rating, it seeks an underlying rating on specific issues of at least "AA-" from Standard & Poor's and "A1" from Moody's.

         Further information concerning Kansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Kansas Trust, Special Counsel to each Kansas Trust for Kansas tax matters, rendered an opinion under then existing Kansas income tax law applicable to taxpayers whose income is subject to Kansas income taxation, assuming interest on the Bonds is excludable from gross income under Section 103 of the Internal Revenue Code of 1986, as amended, substantially to the effect that:

         The Kansas Trust is not an association taxable as a corporation for Kansas income tax purposes;

         Each Unitholder of the Kansas Trust will be treated as the owner of a pro rata portion of the Kansas Trust, and the income and deductions of the Kansas Trust will therefore be treated as income (and deductions) of the Unitholder under Kansas law;

         Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations). However, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

         Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

         Interest on the Bonds which is exempt from Kansas income taxation when received by the Kansas Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

         Each Unitholder of the Kansas Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Kansas Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;

         Interest received by the Kansas Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and

         No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Kansas law. Ownership of the Units may result in collateral Kansas tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         KENTUCKY RISK FACTORS. The financial condition of the State of Kentucky is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Kentucky has a strong industrial base of steel, aluminum, chemicals and machinery production. Services and trade make up a large part of Kentucky's employment. These industries tend to be highly cyclical and there is no assurance that these industries will continue to grow.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Kentucky risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Kentucky Trust, the respective counsel to the Kentucky Trusts for Kentucky tax matters rendered an opinion under then existing Kentucky income tax law applicable to taxpayers whose income is subject to Kentucky income taxation substantially to the effect that:

         The assets of the Kentucky Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Kentucky (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Kentucky Bonds") and by an authority of the Commonwealth of Puerto Rico (the "Possession Bonds") (collectively, the "Bonds").

         Although we express no opinion herein regarding such matters, we have assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the Commonwealth of Kentucky that is applicable to individuals and corporations (the "Kentucky State Income Tax"); and (iv) the Bonds are exempt from the ad valorem tax imposed by the Commonwealth of Kentucky. Neither the Sponsor nor its counsel has made any review of the proceedings relating to the issuance of the Bonds or of the bases for the opinions, if any, rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Kentucky.

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Kentucky income tax law as of the date of this prospectus and based upon the assumptions above:

         (i) The Kentucky Trust is not an association taxable as a corporation and each Kentucky Unitholder will be treated as the owner of a pro rata portion of the Kentucky Trust, and the income of such portion of the Kentucky Trust will therefore be treated as the income of the Kentucky Unitholder for Kentucky Income Tax purposes;

         (ii) For Kentucky State Income Tax purposes, interest on the Bonds which is excludable from Federal gross income and which is also exempt from taxation under the Kentucky State Income Tax when received by the Kentucky Trust, and which would be excludable from Federal gross income and also exempt from Kentucky State Income Tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Kentucky Trust and distributed to the Unitholders.

         (iii) Each Kentucky Unitholder of the Kentucky Trust will recognize gain or loss for Kentucky State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Kentucky Unitholder redeems or sells Units of the Kentucky Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (iv) Tax reduction requirements relating to amortization of bond premium may, under some circumstances, result in Kentucky Unitholders realizing taxable gain for Kentucky State Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (v) State law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Kentucky Trust, the interest on which is exempt from State income taxes.

         (vi) Units of the Kentucky Trust, but only to the extent the same represent an ownership in obligations issued by or on behalf of the Commonwealth of Kentucky or governmental units of the Commonwealth of Kentucky, the interest on which is excludable from gross income for federal and Kentucky State Income Tax purposes will not be subject to ad valorem taxation by the Commonwealth of Kentucky or any political subdivision thereof; and

         (vii) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds that represent maturing interest on defaulted obligations held by the Trustee will not be subject to Kentucky State Income Tax purposes if, and to the same extent as, such interest would have not been subject to Kentucky State Income Tax purposes if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies were reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Chapman and Cutler expresses no opinion with respect to taxation under any other provision of Kentucky law. Ownership of the Units may result in collateral Kentucky tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         LOUISIANA RISK FACTORS. The financial condition of the State of Louisiana is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of services, gambling, industrial sectors and agriculture. These industries tend to be highly cyclical. The State's manufacturing sector may be adversely affected by the North American Free Trade Agreement and the General Agreements on Tariffs and Trade. Moreover, Louisiana could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of A2, A- and A from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Louisiana risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Louisiana Trust, Special Counsel to each Louisiana Trust for Louisiana tax matters rendered an opinion under then existing Louisiana income tax law applicable to taxpayers whose income is subject to Louisiana income taxation substantially to the effect that:

         (1) The Louisiana Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.

         (2) The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for federal income tax purposes received by the Louisiana Trust with respect to such obligations will not be taxed to the Louisiana Trust, or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.

         (3) To the extent that gain from the sale, exchange or other disposition of obligations held by the Louisiana Trust (whether as a result of a sale or exchange of such obligations by the Louisiana Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includable in the federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholder's Louisiana taxable income; and

         (4) Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for federal income tax purposes described in this Prospectus.

         As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Internal Revenue Code of 1986, as amended (the "1986 Code"), contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.

         In rendering the opinions expressed above, counsel has relied upon the opinion of Counsel to the Sponsor that the Louisiana Trust is not an association taxable as corporation for Federal income tax purposes, that each Unitholder of the Louisiana Trust will be treated as the owner of a pro rata portion of such Louisiana Trust under the 1986 Code and that the income of the Louisiana Trust will be treated as income of the Unitholders under the 1986 Code.

         Tax counsel should be consulted as to the other Louisiana tax consequences not specifically considered herein, and as to the Louisiana Tax Status of taxpayers other than Louisiana resident individuals who are Unitholders in the Louisiana Trust. In addition, no opinion is being rendered as to Louisiana tax consequences resulting from any proposed or future federal or state tax legislation.

         MAINE RISK FACTORS. The financial condition of the State of Maine is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Maine's economy consists of services, trade, government and manufacturing. Although Maine's economy is diversified, it is subject to shifts which may impact certain Bonds in Maine portfolio. One of Maine's greatest impediments to faster economic growth is slow population growth.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Maine currently maintains a "AA+", "Aa2" and "AA" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Maine risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Maine Trust, special counsel to the Fund for Maine tax matters rendered an opinion under then existing Maine income tax law applicable to taxpayers whose income is subject to Maine income taxation substantially to the effect that:

         The assets of the Maine Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maine (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Maine Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Maine Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Maine Bonds, if received directly by a Unitholder, would be exempt from the Maine income tax applicable to individuals, trusts and estates and corporations ("Maine Income Tax"), and (iv) interest on the Bonds will not be taken into account by individuals and corporations in computing an additional tax ("Maine Minimum Tax") or in the case of corporations, a surcharge ("Maine Corporate Income Tax Surcharge") imposed under the Maine Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Maine.

         In the opinion of Chapman and Cutler, Special Counsel to the Fund for Maine tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

         (1) the Maine Trust is not an association taxable as a corporation, thus each Unitholder of the Trust will be essentially treated as the owner of a pro rata portion of the Maine Trust and the income of such portion of the Maine Trust will be treated as the income of the Unitholder for Maine Income Tax purposes;

         (2) Interest on the Bonds which is exempt from the Maine Income Tax when received by the Maine Trust, and which would be exempt from the Maine Income Tax and the Maine Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Maine Income Tax and the Maine Minimum Tax when received by the Maine Trust and distributed to the Unitholder;

         (3) to the extent that interest derived from the Maine Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Maine Income Tax;

         (4) each Unitholder of the Maine Trust will recognize gain or loss for Maine Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Maine Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes; and

         (5) the Maine Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Maine Trust, the interest on which is exempt from the Tax.

         Prospective purchasers subject to the Maine Franchise Tax should be advised that for purposes of the Maine Franchise Tax, interest on the Bonds received by the Trust and distributed to a Unitholder subject to such tax will be added to the Unitholder's Federal taxable income and therefore will be taxable. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Maine law. Ownership of the Units may result in collateral Maine tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such consequences.

         MARYLAND RISK FACTORS. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Maryland currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness.

         Further information concerning Maryland risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Maryland Trust, Special Counsel to each Maryland Trust for Maryland tax matters rendered an opinion under then existing Maryland income tax law applicable to taxpayers whose income is subject to Maryland income taxation substantially to the effect that:

         (1) For Maryland State and local income tax purposes, the Maryland Trust will not be recognized as an association taxable as a corporation, but rather as a fiduciary whose income will not be subject to Maryland State and local income taxation.

         (2) To the extent that interest derived from the Maryland Trust by a Unitholder with respect to the obligations of the State of Maryland, the Government of Puerto Rico and their political subdivisions is excludable from Federal gross income, such interest will not be subject to Maryland State or local income taxes. Interest paid to a "financial institution" will be subject to the Maryland State franchise tax on financial institutions.

         (3) In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended from time to time, for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds constitutes a tax preference item for the purpose of calculating the federal alternative minimum tax. Accordingly, if the Maryland Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable in Maryland.

         (4) Capital gain, including gain realized by a Unitholder from the redemption, sale or other disposition of a Unit, will be included in the Maryland taxable base of Unitholders for Maryland State and local income taxation purposes. However, Maryland defines the taxable net income of individuals as Federal adjusted gross income with certain modifications. Likewise, the Maryland taxable net income of corporations is Federal taxable income with certain modifications. There is available to Maryland income taxpayers a modification which allows those taxpayers to subtract from the Maryland taxable base the gain included in Federal adjusted gross income or Federal taxable income, as the case may be, which is realized from the disposition of obligations by the State of Maryland or its political subdivisions by the Maryland Trust. Consequently, by making that modification, a Unitholder who is entitled to make the subtraction modification will not be subject to Maryland State or local income tax with respect to gain realized upon the disposition of obligations by the State of Maryland or its political subdivisions by the Maryland Trust. Profit realized by a "financial institution" from the sale or exchange of Bonds will be subject to the Maryland Franchise Tax.

         These opinions relate only to the treatment of the Maryland Trust and the Units under the Maryland State and local income tax laws and Maryland franchise tax laws. Unitholders should consult tax counsel as to other Maryland tax consequences not specifically considered in these opinions. For example, no opinion is expressed as to the treatment of the Units under the Maryland inheritance and estate tax laws.

         MASSACHUSETTS RISK FACTORS. The financial condition of the Commonwealth of Massachusetts is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by reductions in federal government spending on defense-related industries. The Commonwealth has many material future liabilities, including an underfunded retirement system and Medicaid expenditures.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         In recent years, the Commonwealth of Massachusetts and certain of its public bodies and municipalities, particularly the City of Boston, have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. Standard & Poor's raised its rating of general obligation bonds of the Commonwealth of Massachusetts from A+ to AA- in October 1997. Moody's rating is Aa3 and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) raised its rating from A+ to AA- in January 1998.

         Further information concerning Massachusetts risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Massachusetts Trust, Special Counsel to each Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation substantially to the effect that:

         In the opinion of special counsel to the Fund, under existing Massachusetts law:

         (1) For Massachusetts income tax purposes, the Massachusetts Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws.

         (2) The Massachusetts Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.

         (3) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by the Massachusetts Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, or issued by United States territories or possessions.

         (4) Any proceeds of insurance obtained by the Trustee of the Trust or by the issuer of a Bond held by the Massachusetts Trust which are paid to Massachusetts Unitholders and which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Massachusetts gross income of a Massachusetts Unitholder if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted Bond.
         (5) The Massachusetts Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be includable pro rata in the federal gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, and such gains and/or losses will be included as capital gains and/or losses in the Massachusetts Unitholders' Massachusetts gross income, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

         (6) Gains or losses realized upon sale or redemption of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includable in their Massachusetts gross income.

         (7) In determining such gain or loss Massachusetts Unitholders will, to the same extent required for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Unitholders pay for their Units and for amortization of premiums, if any, on obligations held by the Massachusetts Trust.

         (8) The Units of the Massachusetts Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

         MICHIGAN RISK FACTORS. The financial condition of the State of Michigan is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal of and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or the average thereof in the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on manufacturing, tourism, and agriculture. These sectors tend to be cyclical and are facing increasing competition from foreign producers.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         As of October 16, 1998, all outstanding general obligation bonds of the state were rated "Aa1" by Moody's, "AA+" by Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), and "AA+" by Standard & Poor's.

         Further information concerning Michigan risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Michigan Trust, Special Counsel to each Michigan Trust for Massachusetts tax matters rendered an opinion under then existing Michigan income tax law applicable to taxpayers whose income is subject to Michigan income taxation substantially to the effect that:

         In the opinion of Miller, Canfield, Paddock and Stone, P.L.C., special counsel to the Fund for Michigan tax matters, under existing Michigan law:

         The Michigan Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan Trust and the Unitholders.

         Under the income tax laws of the State of Michigan, the Michigan Trust is not an association taxable as a corporation; the income of the Michigan Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan Trust. Interest on the underlying Bonds which is exempt from tax under these laws when received by Michigan Trust will retain its status as tax exempt interest to the Unitholders.

         For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of Bond interest when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.

         The Michigan Intangibles Tax was totally repealed effective January 1, 1998.

         The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity", as defined in the Act. Under the Single Business Tax, both interest received by the Michigan Trust on the underlying Bonds and any amount distributed from the Michigan Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan Trust or the Unitholders. If the Michigan Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law. The Single Business Tax is being phased-out over a twenty three year period at a rate of one-tenth of one percent per year, beginning in 1999.

         Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of Bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax

         As the Tax Reform Act of 1986 eliminated the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan Trust disposes of a Bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

         MINNESOTA RISK FACTORS. The financial condition of the State of Minnesota is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue which results in a fiscal system unusually sensitive to economic conditions. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Minnesota currently maintains a "Triple A" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Minnesota risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Minnesota Trust, Special Counsel to each Minnesota Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

         We understand that the Minnesota Trust will only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States, including bonds issued by Puerto Rico authorities (the "Possession Bonds" and, with the Minnesota Bonds, the "Bonds") which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds, and
(iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions; no opinion is expressed with respect to the treatment of interest on the Possession Bonds for purposes of such taxes. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Although Minnesota state law provides that interest on Minnesota bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on Minnesota bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.

         In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Minnesota income tax law as of the date of this prospectus and based upon the assumptions above:

         (1) The Minnesota Trust is not an association taxable as a corporation and each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes;

         (2) Income on the Bonds excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder;

         (3) To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includable in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includable in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

         (4) Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

         (5) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota net income if, and to the same extent as, such interest would have been so excludable from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

         (7) To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Minnesota Trust, such interest will not be subject to the Minnesota Income Tax when distributed by the Minnesota Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

         We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         MISSOURI RISK FACTORS. The financial condition of the State of Missouri is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, agriculture and service industries. The State's financial situation may be affected by increased costs in court-ordered desegregation payments in St. Louis.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds to the State are rated "AAA" by Standard and Poor's and "Aaa" by Moody's.

         Further information concerning Missouri risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Missouri Trust, Special Counsel to each Missouri Trust for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:

         The assets of the Missouri Trust will consist of debt obligations issued by or on behalf of the State of Missouri (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico or an authority thereof (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Missouri Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri State Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Missouri Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Missouri Bonds is exempt from the Missouri State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Missouri Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Missouri.

         In the opinion of Chapman and Cutler, counsel to the Sponsor under existing law:

         (1) The Missouri Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri Trust will be treated as the owner of a pro rata portion of the Missouri Trust and the income of such portion of the Missouri Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Missouri Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (3) Each Unitholder of the Missouri Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Missouri Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (4) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from the Missouri State Income Tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Missouri Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (5) The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.

         (6) The Missouri Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Missouri law. Ownership of the Units may result in collateral Missouri Tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         NEBRASKA RISK FACTORS. The financial condition of the State of Nebraska is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Nebraska has imposed a tax cut in its income taxes. This may result in significant revenue reduction in the future.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State continues to be dependent on the manufacturing industries and is supplemented by the agricultural sector. These industries tend to be highly cyclical and there is no assurance that Nebraska's economic gains in recent years will continue. Moreover, Nebraska could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. Further information concerning Nebraska risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Nebraska Trust, Special Counsel to each Nebraska Trust for Nebraska tax matters rendered an opinion under then existing Nebraska income tax law applicable to taxpayers whose income is subject to Nebraska income taxation substantially to the effect that:

         The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Nebraska Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Nebraska Trust. With respect to certain Nebraska Bonds which may be held by the Nebraska Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Taxes") (the "Nebraska AMT Bonds"). However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by
Section 77-2714 et seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax") and the Nebraska Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax"), and (v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Nebraska.

         In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

         (1) The Nebraska Trust is not an association taxable as a corporation, each Unitholder of the Nebraska Trust will be treated as the owner of a pro rata portion of the Nebraska Trust, and the income of such portion of the Nebraska Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and the Nebraska Minimum Tax purposes;

         (2) Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Nebraska Trust and distributed to a Unitholder;

         (3) Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust and distributed to a Unitholder;

         (4) To the extent that interest derived from the Nebraska Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;

         (5) Each Unitholder of the Nebraska Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Nebraska Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (6) The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Nebraska Trust, the interest on which is exempt from such Tax; and

         (7) In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his pro rata portion of the Bonds held by the Nebraska Trust may affect the determination of such Unitholder's maximum franchise tax.

         We have not examined any of the Bonds to be deposited and held in the Nebraska Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.

         NEW JERSEY RISK FACTORS. The financial condition of the State of New Jersey is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds to the State are rated "AA+" by Standard and Poor's and "Aa1" by Moody's.

         Further information concerning New Jersey risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each New Jersey Trust, Special Council to each New Jersey Trust for New Jersey tax matters rendered an opinion under then existing New Jersey income tax law applicable to taxpayers whose income is subject to New Jersey income taxation substantiality to the effect that:

         (1) The New Jersey Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.
         (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying Bonds which would be exempt from

New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

         (4) Units of the New Jersey Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

         (5) If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in the New Jersey Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the Bonds by the New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

         NEW MEXICO RISK FACTORS. The financial condition of the State of New Mexico is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of energy resources, services, construction and trade. These industries tend to be highly cyclical. Tourism is also one of the State's most important industries. Because many international travelers visit New Mexico, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, New Mexico could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa1 and AA+ from Moody's and Standard & Poor's, respectively, on its general obligation indebtedness.

         Further information concerning New Mexico risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each New Mexico Trust, Special Counsel to the Fund for New Mexico tax matters rendered an opinion under then existing New Mexico income tax law applicable to taxpayers whose income is subject to New Mexico income taxation substantially to the effect that:

         The assets of the New Mexico Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico ("New Mexico") or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by or on behalf of the government of Puerto Rico, the government of Guam, or the government of the Virgin Islands (collectively the "Possession Bonds") (collectively the New Mexico Bonds and the Possession Bonds shall be referred to herein as the "Bonds") the interest on which is expected to qualify as exempt from New Mexico income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the New Mexico income taxes applicable to individuals and corporations (collectively, the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

         In the opinion of Chapman and Cutler, Special Counsel to the Fund for New Mexico tax matters, under existing law as of the date of this Prospectus and based upon the assumptions set forth above:

         (1) The New Mexico Trust will not be subject to tax under the New Mexico State Income Tax.

         (2) Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the New Mexico Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the New Mexico Trust and distributed to such Unitholder provided that the New Mexico Trust complies with the reporting requirements contained in the New Mexico State Income Tax regulations.

         (3) To the extent that interest income derived from the New Mexico Trust by a Unitholder with respect to Possession Bonds in excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

         (4) Each Unitholder will recognize gain or loss for New Mexico Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the New Mexico Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes.

         (5) The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the New Mexico Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of New Mexico law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. Investors should consult their tax advisors regarding collateral tax consequences under New Mexico law relating to the ownership of the Units, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate and the applicability of other New Mexico taxes, such as the New Mexico estate tax.

         NEW YORK RISK FACTORS. The financial condition of the State of New York is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has been one of the wealthiest states in the nation; however, for decades the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of the City of New York, which faces greater competition as other major cities develop financial and business capabilities. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         The State is party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On January 21, 1994, the State entered into a settlement with Delaware with respect to State of Delaware v. State of New York. The State made an immediate $35 million payment and agreed to make a $33 million annual payment in each of the next five fiscal years. The State has not settled with other parties to the litigation and will continue to incur litigation expenses as to those claims.

         All outstanding general obligation bonds of the State are rated "A" by Standard and Poor's and "A2" by Moody's.

         Further information concerning New York risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each New York Trust, Special Counsel to the Fund for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:

         The New York Trust is not an association taxable as a corporation and the income of the New York Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

         A resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York Trust are sold, redeemed or paid at maturity or when his Units are sold or redeemed, such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held in the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued had original issue discount, and (c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).

         Interest or gain from the New York Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

         Amounts paid on defaulted New York Obligations held by the Trustee under policies of insurance issued with respect to such New York Obligations will be excludable from income for New York State and New York City income tax purposes, if and to the same extent as, such interest would have been excludable if paid by the respective issuer.

         For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of New York obligations.

         If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.

         NORTH CAROLINA RISK FACTORS. The financial condition of the State of North Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of North Carolina currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness.

         Further information concerning North Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each North Carolina Trust, Special Counsel to the Fund for North Carolina tax matters rendered an opinion under then existing North Carolina income tax law applicable to taxpayers whose income is subject to North Carolina income taxation substantially to the effect that:

         In the opinion of special counsel to the Fund for North Carolina tax matters, under existing North Carolina law: Upon the establishing of the North Carolina Trust and the Units thereunder:

         (1) The North Carolina Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Trust will be deemed to be income of the Unitholder.

         (2) Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Trust will retain its tax-exempt status when received by the Unitholders.

         (3) Unitholders will realize a taxable event when the North Carolina Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Trust will retain its tax-exempt status in the hands of the Unitholders.

         (4) Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.

         (5) The Units are exempt from the North Carolina tax on intangible personal property so long as the corpus of the North Carolina Trust remains composed entirely of Bonds or, pending distribution, amounts received on the sale, redemption or maturity of the Bonds and the Trustee periodically supplies to the North Carolina Department of Revenue at such times as required by the Department of Revenue a complete description of the North Carolina Trust and also the name, description and value of the obligations held in the corpus of the North Carolina Trust.

         OHIO RISK FACTORS. The financial condition of the State of Ohio is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Yet, the Ohio economy has become more diversified with expansion into the service and other non-manufacturing sectors. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a general obligation bond rating of AA from Standard & Poor's and Aa3 from Moody's.

         Further information concerning Ohio risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Ohio Trust, Special Council to each Ohio Trust for Ohio tax matters rendered an opinion under then existing Ohio income tax law applicable to taxpayers whose income is subject to Ohio income taxation substantiality to the effect that:

         Commencing in 1985, Ohio municipalities may be permitted under Ohio law to subject interest on certain of the obligations held by the Ohio Trust to income taxes imposed on their residents and entities doing business therein.

         In the opinion of Squire, Sanders & Dempsey, special counsel to the Fund for Ohio tax matters, under existing law:

         (1) The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, school district or municipal income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         (2) Distributions with respect to Units of the Ohio Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (4) Distributions properly attributable to interest on obligations issued by the government of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations") held by the Ohio Trust the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (5) Distributions properly attributable to proceeds of insurance paid to the Ohio Trust that represent maturing or matured interest on defaulted obligations held by the Ohio Trust and that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

         (6) Distributions of profit made on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations including distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

         OKLAHOMA RISK FACTORS. The financial condition of the State of Oklahoma is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Oklahoma has broadened its economic base to rely less on petroleum and agriculture and has expanded in manufacturing. These industries tend to be highly cyclical and there is no assurance that Oklahoma's current expansionary phase will continue.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa3, AA and AA from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Oklahoma risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Oklahoma Trust, Special Counsel to the Fund for Oklahoma tax matters rendered an opinion under then existing Oklahoma income tax law applicable to taxpayers whose income is subject to Oklahoma income taxation substantially to the effect that:

         The assets of the Oklahoma Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oklahoma (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oklahoma Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). At the respective times of issuance of the Oklahoma Bonds, certain, but not necessarily all, of the issues of the Oklahoma Bonds may have been accompanied by an opinion of bond counsel to the respective issuing authorities that interest on such Oklahoma Bonds (the "Oklahoma Tax-Exempt Bonds") are exempt from the income tax imposed by the State of Oklahoma that is applicable to individuals and corporations (the "Oklahoma State Income Tax"). The Trust may include Oklahoma Bonds the interest on which is subject to the Oklahoma State Income Tax (the "Oklahoma Taxable Bonds"). SEE "PORTFOLIO" WHICH INDICATES BY FOOTNOTE WHICH OKLAHOMA BONDS ARE OKLAHOMA TAX-EXEMPT BONDS (ALL OTHER OKLAHOMA BONDS INCLUDED IN THE PORTFOLIO ARE OKLAHOMA TAXABLE BONDS).

         Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Oklahoma Tax-Exempt Bonds, if received directly by a Unitholder, would be exempt from the Oklahoma State Income Tax. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Oklahoma Tax-Exempt Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma State Income Tax. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Oklahoma.

         In the opinion of Special Counsel to the Fund for Oklahoma tax matters, under existing laws as of the date of this Prospectus and based upon the assumptions set forth above:

         (1) For Oklahoma State Income Tax purposes, the Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust and the income of such portion of the Trust will be treated as the income of the Unitholder.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Oklahoma State Income Tax if received directly by a Unitholder will be exempt from the Oklahoma State Income Tax when received by the Trust and distributed to such Unitholder. A Unitholder's pro rata portion of any interest paid and original issue discount, if any, on the Bonds which would be subject to the Oklahoma State Income Tax if received directly by a Unitholder, including, for example interest paid and original issue discount, if any, on the Oklahoma Taxable Bonds, will be taxable to such Unitholder for Oklahoma State Income Tax purposes when received by the Trust.

         (3) To the extent that interest paid and original issue discount, if any, derived from the Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Oklahoma State Income Tax.

         (4) Each Unitholder of the Trust will recognize gain or loss for Oklahoma State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

         (5) Although no opinion is expressed herein, we have been informally advised by the Oklahoma Tax Commission that any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes should be excludable from the Oklahoma State Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Trust provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

         (6) The Oklahoma State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax if such interest is not deductible for Federal income tax purposes.

         The scope of this opinion is expressly limited to the matters set forth herein, and we express no other opinions of law with respect to the state or local taxation of the Trust, the purchase, ownership or disposition of Units or the Unitholders under Oklahoma law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oklahoma Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma

Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         OREGON RISK FACTORS. The financial condition of the State of Oregon is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Oregon economy continues to slow after the economic boom of the construction and manufacturing industries in 1994-96. Oregon consumers are turning to business as the primary force behind the State's economic expansion. Moreover, Oregon could be impacted by problems in its timber industry such as severe weather conditions.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa, AA and AA from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Oregon risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Oregon Trust, Special Counsel to each Oregon Trust for Oregon tax matters rendered an opinion under then existing Oregon income tax law applicable to taxpayers whose income is subject to Oregon income taxation substantially to the effect that:

         The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oregon Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). Neither the Sponsor nor its counsel have independent examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").

         In the opinion of counsel to the Sponsor, under existing Oregon law and based on the assumptions set forth above:

         The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

         Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unitholder;

         To the extent that interest derived from the Oregon Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax;

         Each Oregon Unitholder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Oregon Unitholder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for Federal income tax purposes; and

         The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such Tax.

         Investors should consult their tax advisers regarding collateral tax consequences under Oregon law relating to the ownership of the Units, including, but not limited to, the calculation of "net pension income" tax credits for retirees and the applicability of other Oregon taxes.

         Counsel to the Sponsor has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income Tax of interest on the Bonds if received directly by an Oregon Unitholder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oregon Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Pennsylvania Risk Factors. The financial condition of the Commonwealth of Pennsylvania is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the Commonwealth has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational institutions. Growth in these sectors may be affected by federal funding and state legislation.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the Commonwealth are rated AA by Standard and Poor's and Aa3 by Moody's.

         Further information concerning Pennsylvania risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Pennsylvania Trust, the respective counsel to the Pennsylvania Trusts rendered an opinion under then existing Pennsylvania income tax law applicable to taxpayers whose income was subject to Pennsylvania income taxation substantially to the effect that:

         We have examined certain laws of the State of Pennsylvania (the "State") to determine their applicability to the Pennsylvania Trust and to the holders of Units in the Pennsylvania Trust who are residents of the State of Pennsylvania (the "Unitholders"). The assets of the Pennsylvania Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Bonds"). Distributions of income with respect to the Bonds received by the Pennsylvania Trust will be made monthly.

         Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) the Bonds are exempt from county personal property taxes. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

         Based on the foregoing, and review and consideration of existing State laws as of this date, it is our opinion, and we herewith advise you, as follows:

         (1) The Pennsylvania Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

         (2) Interest on the Bonds, net of Pennsylvania Trust expenses, which is exempt from the Personal Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania Trust and distributed to such Unitholder. Interest on the Bonds which is exempt from the Corporate Income Tax and the Philadelphia School Tax when received by the Pennsylvania Trust and which would be exempt from such taxes if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania Trust and distributed to such Unitholder.

         (3) Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued before February 1, 1994.

         (4) Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994 will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

         (6) Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to

Bonds issued on or after February 1, 1994. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Bonds issued prior to February 1, 1994.

         (7) A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Bonds issued prior to February 1, 1994.

         (8) A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

         (9) The Bonds will not be subject to taxation under the County Personal Property Tax Act of June 17, 1913 (the "Personal Property Tax"). Personal property taxes in Pennsylvania are imposed and administered locally, and thus no assurance can be given as to whether Units will be subject to the Personal Property Tax in a particular jurisdiction. However, in our opinion, Units should not be subject to the Personal Property Tax.

         Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.
         We have not examined any of the Bonds to be deposited and held in the Pennsylvania Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

         Chapman & Cutler has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisers as to the applicability of any such collateral consequences.

         SOUTH CAROLINA RISK FACTORS. The state of South Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting primarily of manufacturing, but expanding into the trade and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of South Carolina currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness.

         Further information concerning South Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each South Carolina Trust, Special Counsel for each South Carolina Trust for South Carolina tax matters rendered an opinion under then existing South Carolina income tax law applicable to taxpayers whose income is subject to South Carolina income taxation substantially to the effect that:

         In the opinion of special counsel to the Fund for South Carolina tax matters, under existing South Carolina law:

         (1) By the provision of paragraph (j) of Section 3 of Article 10 of the South Carolina Constitution (revised 1977) intangible personal property is specifically exempted from any and all ad valorem taxation.

         (2) Pursuant to the provisions of Section 12-7-430(b), as interpreted by South Carolina Revenue Ruling #91-15, interest from obligations issued by the State of South Carolina or any of its political subdivisions, as well as interest derived from bonds issued by the Government of Puerto Rico, which is exempt from federal income taxes is exempt from income taxes and that the exemption so granted extends to all recipients of interest paid thereon through the Trust. (This opinion does not extend to so-called 63-20 obligations.)

         (3) The income of the Trust would be treated as income to each Unitholder of the Trust in the proportion that the number of Units of the Trust held by the Unitholder bears to the total number of Units of the Trust outstanding. For this reason, interest derived by the Trust that would not be includable in income for South Carolina income tax purposes when paid directly to a South Carolina Unitholder will be exempt from South Carolina income taxation when received by the Trust and attributed to such South Carolina Unitholder.

         (4) Each Unitholder will recognize gain or loss for South Carolina state income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells his Unit.

         (5) The Trust would be regarded, under South Carolina law, as a common trust fund and therefore not subject to taxation under any income tax law of South Carolina.

         The above described opinion has been concurred in by an informal ruling of the South Carolina Tax Commission pursuant to Section 12-3-170 of the South Carolina Code.

         TENNESSEE RISK FACTORS. The financial condition of the State of Tennessee is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Tennessee currently maintains a "AAA", "Aaa" and "AAA" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Tennessee risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Tennessee Trust, Special Counsel to the Fund for Tennessee tax matters rendered an opinion under then existing Tennessee income tax law applicable to taxpayers whose income is subject to Tennessee income taxation substantially to the effect that:

         The assets of the Tennessee Trust will consist of bonds issued by the State of Tennessee (the "State") or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds").

         Under Tennessee law, a unit investment trust taxable as a grantor trust for federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that the Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Trust would be taxable to Unitholders for Tennessee Income Tax purposes.

         Further, this provision appears only to provide an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

         Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

         The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for federal income tax purposes.

         In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Tennessee State law as of the date of this prospectus:

         For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by Section 67-4-806 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-903, the Tennessee Trust will not be subject to such taxes.

         For Hall Income Tax purposes, a proportionate share of such distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from the Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Tennessee Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

         For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from Federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Tennessee Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Tennessee Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Tennessee Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Tennessee Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

         Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Tennessee Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

         For purposes of the Tennessee Property Tax, the Tennessee Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

         No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Tennessee Trust (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

         The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes.

We have not examined any of the Bonds to be deposited and held in the Tennessee Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Tennessee Bonds, bond counsel to the issuing authorities rendered opinions as the exemption of interest from the Income taxes imposed and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Tennessee Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Tennessee law. Ownership of the Units may result in collateral Tennessee tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         TEXAS RISK FACTORS. The financial condition of the State of Texas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Texas labor force is concentrated in oil and gas extraction, pipelines and petroleum production. These industries tend to be highly cyclical. Texas's largest industries in terms of earnings have traditionally been services, government and trade. There is no assurance that these industries will continue to grow.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa2 and AA from Moody's and Standard & Poor's, respectively, on its general obligation indebtedness.

         Further information concerning Texas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Texas Trust, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas income taw law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:

         (1) Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State;

         (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

         (3) The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

         (4) With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received therein, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).

         The opinion set forth in clause (2), above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section 11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art.
852a); or (iii), by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

         Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be to subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has been issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.

         VIRGINIA RISK FACTORS. The financial condition of the Commonwealth of Virginia is affected by various national, economic, social and environmental policies and conditions. The Virginia Constitution requires a balanced biennial budget and contains limits on the amount of general obligation bonds which the Commonwealth can issue. Additionally, Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by the cutbacks in federal government spending, particularly defense, and the reduction of jobs in the mining industry.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         The Commonwealth of Virginia currently maintains a "triple A" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.).

         Further information concerning Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Virginia Trust, Special Counsel to each Virginia Trust for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia or counties, municipalities, authorities or political subdivisions thereof (the "Virginia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Virginia Bonds, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax where rendered by bond counsel to the respective issuing authorities, (ii) the interest thereon is excludable from gross income for federal income tax purposes (iii) the interest thereon is exempt from income tax imposed by Virginia that is applicable to individuals and corporations (the "Virginia Income Tax") and, (iv) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local taxation. The opinion set forth below does not address the taxation of persons other than full time residents of Virginia.

         In the opinion of Chapman and Cutler, special counsel to the Fund for Virginia tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

         (1) The Virginia Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.

         (2) Interest on the Virginia Bonds which is exempt from Virginia Income Tax when received by the Virginia Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

         (3) Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Virginia income taxation and therefore will not be includable in the income of the Unitholder for Virginia income tax purposes when distributed by the Trust and received by the Unitholders.

         (4) The Virginia legislature has recently enacted a law, effective July 1, 1997, that would exempt from the Virginia Income Tax income derived on the sale or exchange of obligations of the Commonwealth of Virginia or any political subdivision or instrumentality of the Commonwealth of Virginia. However, Virginia law does not address whether this exclusion would apply to gains recognized through entities such as the Virginia Trust. Accordingly, we express no opinion as to the treatment for Virginia Income Tax purposes of any gain or loss recognized by a Unitholder for federal income tax purposes.

         (5) The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.

         In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Virginia Bonds held by the Virginia Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors. Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of Virginia law. Ownership of the Units may result in collateral Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         WASHINGTON RISK FACTORS. The financial condition of the State of Washington is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy consists of manufacturing, aerospace, government and agriculture. These industries tend to be highly cyclical and there is no assurance that growth in these industries will continue. One of Washington's major employers, Boeing Company has had several years of downsizing and only recently began hiring. Fluctuation in this industry can have an adverse effect on the state's economy. Washington could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa1, AA+ and AA+ from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Washington risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of closing for each Washington Trust, Special Counsel to the Fund for Washington tax matters, rendered an opinion under then existing Washington law substantially to the effect that:

         (1) Neither the State of Washington nor any of its political subdivisions imposes an income tax.

         (2) The State imposes a business and occupation tax on the gross receipts of all business activities conducted within the State, with certain exceptions. The Washington Trust will not be subject to this tax. Distributions of the Washington Trust income paid to Unit holders who are not engaged in a banking, loan, securities, or other financial business in the State (which businesses have been broadly defined) will not be subject to the tax. Unit holders that are engaged in any of such financial businesses will be subject to the tax. Currently, the business and occupation tax rate is 1.5%. Several cities impose comparable business and occupation taxes or financial businesses conducted within such cities. The current rate in Seattle is .415%.

         (3) The Units will not be subject to the State's ad valorem property tax, nor will any sale, transfer or possession of the Units be subject to State or local sales or use taxes.

         (4) Persons considering the purchase of Units should be aware that proposals have recently been suggested by the Governor and other officials of the State that would, if enacted, subject interest income received by persons resident in (or doing business within) the State to the business and occupation tax, whether or not such persons are engaged in a banking, loan, securities, or other financial business. It is unclear whether such proposals would exclude interest income derived from obligations of the State and its political subdivisions.

         The foregoing is an abbreviated summary of certain of the provisions of Washington statutes and administrative rules presently in effect, with respect to the taxation of Unit holders of the Washington Trust. These provisions are subject to change by legislative or administrative actions, or by court decisions, and any such change may be retroactive with respect to Washington Trust transactions. Unit holders are advised to consult with their own tax advisors for more detailed information concerning Washington State and local tax matters. The foregoing summary assumes that the Washington Trust will not conduct business activities within Washington.

         WEST VIRGINIA RISK FACTORS. The financial condition of the State of West Virginia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. West Virginia's primary employment is in the services, trade and government. These sectors tend to be cyclical and can cause problems for the economy. West Virginia has historically had a higher unemployment rate than the U.S. which also affects the economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of West Virginia currently maintains a "AA-" and "A1" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning West Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. The assets of the West Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the State of West Virginia ("West Virginia") or counties, municipalities, authorities or political subdivisions thereof the interest on which is expected to qualify as exempt from West Virginia income taxes (the "West Virginia Bonds") or by the Commonwealth of Puerto Rico, Guam or the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the West Virginia personal income tax applicable to individuals (the "West Virginia Personal Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full-time residents of West Virginia.

         At the time of closing for each West Virginia Trust, Special Counsel to the Fund for West Virginia tax matters rendered an opinion, based upon the assumptions set forth above, under then existing West Virginia law substantially to the effect that:

         (1) The West Virginia Trust will not be subject to tax under the West Virginia Corporation Net Income Tax, the West Virginia Business Franchise Tax, or the West Virginia Personal Income Tax.

         (2) Interest on the Bonds which is exempt from the West Virginia Personal Income Tax when received by the West Virginia Trust, and which would be exempt from the West Virginia Personal Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the West Virginia Trust and distributed to such Unitholder.

         (3) For Unitholders subject to the West Virginia Corporation Net Income Tax, income of the West Virginia Trust received by them (except interest income with respect to Possession Bonds, as to which no opinion is expressed) is not exempt from the West Virginia Corporation Net Income Tax. However, such Unitholders may be entitled to a credit against the tax imposed under the West Virginia Corporation Net Income Tax Law based on their ownership of Units in the West Virginia Trust. Unitholders should consult their own advisors regarding the applicability and computation of any such credit.

         (4) Each Unitholder will recognize gain or loss for West Virginia Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the West Virginia Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.

         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the West Virginia Personal Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the West Virginia Trust.

         (6) The West Virginia Personal Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the West Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the West Virginia Personal Income Tax.

         We have not examined any of the Bonds to be deposited and held in the West Virginia Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of West Virginia law. Ownership of the Units may result in collateral West Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences. We have been informally advised by the Legal Division of the West Virginia Department of Tax and Revenue that Units may be subject to the West Virginia property tax (regardless of whether the Bonds held by the West Virginia Trust would be exempt from such tax if held directly by a Unitholder).

EXPENSES
--------------------------------------------------------------------------------

         The Sponsor will not receive any fees in connection with its activities relating to the Fund. However, American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., which is an affiliate of the Sponsor, will receive the annual supervisory fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing portfolio supervisory services for the Fund. In addition, the Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. These fees may exceed the actual costs of providing these services for a Trust but the total amount received by the Evaluator for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of Bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter.

         Premiums for any portfolio insurance are obligations of each Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As Bonds in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related Bonds.

         The following additional charges are or may be incurred by the Trusts:
(a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Fund without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the Bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell Bonds to pay such amounts.

         On or before the twenty-fifth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Fund. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Fund. Amounts so withdrawn shall not be considered a part of the Fund's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Fund, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Fund.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         This Prospectus does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC. The Information Supplement, which has been filed with the SEC, includes more detailed information concerning the Bonds, investment risks and general information about the Fund. This Prospectus incorporates by reference the entire Information Supplement. The Information Supplement may be obtained by contacting the Trustee or is available along with other related materials at the SEC's Internet site (http://www.sec.gov).

OTHER MATTERS
--------------------------------------------------------------------------------

         LEGAL MATTERS. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn has acted as counsel to the Trustee and special counsel to the Fund for New York tax matters.

         INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. The statement of condition and the related portfolio included in Prospectus Part I have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

         FOCUS ON . . .

  , YOUR PROSPECTUS PART II
    The Trusts........................................2
    Estimated Current and Long-Term Returns...........5
    Public Offering...................................5
    Rights of Unitholders.............................8
    Insurance on the Bonds in the Insured Trusts......9
    Fund Administration..............................10
    Federal Tax Status...............................11
    Expenses.........................................46
    Additional Information...........................46
    Other Matters....................................46

  , DAILY PRICES
    (diamond)     Call our 24-Hour Pricing Line
         (800) 953-6785
    (diamond)     Visit our Focus Portfolios Internet Pricing Page
         http://www.vankampen.com

  , ACCOUNT QUESTIONS
    (diamond)     Contact the Trustee
         (800) 221-7668

  , LEARNING MORE ABOUT UNIT TRUSTS
    (diamond)     Contact Van Kampen
         (630) 684-6000
    (diamond)     Visit our Focus Portfolios Internet Product Page
         http://www.vankampen.com

  , ADDITIONAL INFORMATION
    You may obtain an Information Supplement that

    provides more details about your trust and its policies.
    (diamond)     Visit the SEC Internet Site
         http://www.sec.gov
    (diamond)     Contact the Trustee
         (800) 221-7668

                                   VAN KAMPEN
                                FOCUS PORTFOLIOS
                                  A DIVISION OF
                              VAN KAMPEN FUNDS INC.


                               PROSPECTUS PART II
                                 SEPTEMBER 1999



                         INSURED MUNICIPALS INCOME TRUST

                                       AND

                       INVESTORS' QUALITY TAX-EXEMPT TRUST

                                       AND

                           VAN KAMPEN FOCUS PORTFOLIOS

                                MUNICIPAL SERIES





















                              VAN KAMPEN FUNDS INC.


                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

                             2800 Post Oak Boulevard
                              Houston, Texas 77056







                                   VAN KAMPEN

                             INFORMATION SUPPLEMENT

INSURED MUNICIPALS INCOME TRUST AND INVESTORS' QUALITY TAX-EXEMPT TRUST AND VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES

================================================================================

   This Information Supplement provides additional information concerning the risks and operations of the Fund which is not described in the Prospectus for the Fund. This Information Supplement should be read in conjunction with the Fund's prospectus. This Information Supplement is not a prospectus (but is incorporated into the Prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the Prospectus. Copies of the Prospectus can be obtained by contacting the Sponsor at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the Prospectus.

                                             TABLE OF CONTENTS

                                                      PAGE                                                       PAGE
   Municipal Bond Risk Factors......................    2     Maryland Risk Factors...........................    51
   Insurance on the Bonds in the Insured Trusts.....    6     Massachusetts Risk Factors......................    53
   Portfolio Administration.........................   12     Michigan Risk Factors...........................    55
   Sponsor Information..............................   13     Minnesota Risk Factors..........................    57
   Trustee Information..............................   14     Missouri Risk Factors...........................    59
   Termination of the Trust Agreement...............   15     Nebraska Risk Factors...........................    61
   Description of Ratings...........................   15     New Jersey Risk Factors.........................    62
   Alabama Risk Factors.............................   17     New Mexico Risk Factors.........................    64
   Arizona Risk Factors.............................   19     New York Risk Factors...........................    66
   Arkansas Risk Factors............................   21     North Carolina Risk Factors.....................    73
   California Risk Factors..........................   22     Ohio Risk Factors...............................    76
   Colorado Risk Factors............................   28     Oklahoma Risk Factors...........................    80
   Connecticut Risk Factors.........................   31     Oregon Risk Factors.............................    82
   Delaware Risk Factors............................   34     Pennsylvania Risk Factors.......................    83
   Florida Risk Factors.............................   46     South Carolina Risk Factors.....................    85
   Georgia Risk Factors.............................   40     Tennessee Risk Factors..........................    87
   Hawaii Risk Factors..............................   42     Texas Risk Factors..............................    89
   Kansas Risk Factors..............................   43     Virginia Risk Factors...........................    93
   Kentucky Risk Factors............................   44     Washington Risk Factors.........................    95
   Louisiana Risk Factors...........................   46     West Virginia Risk Factors......................    99
   Maine Risk Factors...............................   49

                           MUNICIPAL BOND RISK FACTORS
   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described either on the cover of the related Prospectus Part I or under "Portfolio Diversification" under the "Summary of Essential Financial Information" of the related Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

   Certain of the Bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other Bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.

   Certain of the Bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by the Fund, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

   Certain of the Bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

   Certain of the Bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds to make payments of principal and/or interest on such Bonds.

   Certain of the Bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

   Certain of the Bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

   Certain of the Bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

   Certain of the Bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Certain of the Bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the Bonds.

   Certain of the Bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Certain of the Bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   Certain of the Bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. See "Notes to Portfolio" in Prospectus Part I. The delivery of any such Bonds may be delayed or may not occur. Interest on these Bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. To the extent any Bonds are actually delivered to the Fund after their respective expected dates of delivery, Unitholders who purchase their Units prior to the date such Bonds are actually delivered to the Trustee would be required to adjust their tax basis in their Units for a portion of the interest accruing on such Bonds during the interval between their purchase of Units and the actual delivery of such Bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the Prospectus which would be the returns after the first year, assuming the portfolio of a Trust and estimated annual expenses other than that of the Trustee (which may be reduced in the first year only) do not vary from that set forth in Prospectus Part I. Unitholders will be "at risk" with respect to all Bonds in the portfolios including "when, as and if issued" and "delayed delivery" Bonds (i.e., may derive either gain or loss from fluctuations in the evaluation of such Bonds) from the date they commit for Units.

   Certain of the Bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to Bonds in the Fund. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received or will receive opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

                  INSURANCE ON THE BONDS IN THE INSURED TRUSTS
Insurance has been obtained by each Insured Trust, by the issuer of Bonds in an Insured Trust, by a prior owner of such Bonds, or by the Sponsor prior to the deposit of such Bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See Settlement of Bonds in "The Trusts--Objectives and Bond Selection" in Prospectus Part II. The Portfolio Insurers and the Preinsured Bond Insurers are described under "Portfolio" and "Notes to Portfolio" in Prospectus Part I. The Portfolio Insurers are either AMBAC Assurance Corporation or Financial Guaranty Insurance Company. An insurance policy obtained by an Insured Trust, if any, is non-cancellable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the Bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of Bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such Bonds or the Sponsor and any such policy or policies are non-cancellable and will continue in force so long as the Bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the Bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a Bond defaults in the payment of principal or interest on such Bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such Bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such Bond plus accrued interest to the date of such payment and thereby retire the Bond from the affected Trust prior to such Bond's stated maturity date. The insurance does not guarantee the market value of the Bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to Bonds owned by and held in such Trust. In the event of a sale of any such Bond by the Trustee, such insurance terminates as to such Bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a Bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Bond. Accordingly, any Bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of Bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Bonds were sold on an uninsured basis. The insurance premium with respect to each Bond eligible for Permanent Insurance would be determined based upon the insurability of each Bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each Bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each Bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the Bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the Bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of Bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted Bonds or Bonds in significant risk of default such Trust would not need to hold such Securities until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Fund Administration--Termination of Trust Agreement" in Prospectus Part II).

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the Bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such Bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part
II. It is also the present intention of the Trustee not to sell such Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted Bonds and Bonds which have a significant risk of default. Insurance obtained by the issuer of a Bond is effective so long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the Bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.
    Capital Markets Assurance Corporation ("CapMAC") is a New York-domiciled monoline stock insurance company which engages only in the business of financial guaranty and surety insurance. CapMAC is licensed in all 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. CapMAC also provides financial guarantee reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.

    CapMAC's claims-paying ability is rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"), "AAA" by Standard & Poor's, "AAA" by Duff & Phelps Credit Rating Co. ("Duff & Phelps") and "AAA" by Nippon Investors Service, Inc. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

    Pursuant to a merger of a subsidiary of MBIA Inc. with and into CapMAC Holdings Inc., CapMAC became an indirect wholly-owned subsidiary of MBIA Inc. on February 17, 1998. MBIA Inc., through its wholly-owned subsidiary, MBIA Insurance Corporation, is a financial guaranty insurer of municipal bonds and structured finance transactions. MBIA Insurance Corporation has a claims paying rating of triple-A from Moody's Investor Service, Inc., Standard & Poor's Ratings Services and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.). Pursuant to a reinsurance agreement, it is anticipated that CapMAC will cede all of its net insured risks, as well as its unearned premiums and contingency reserves, to MBIA Insurance Corporation and that MBIA Insurance Corporation will reinsure CapMAC's net outstanding exposure. NEITHER MBIA INC. NOR ANY OF ITS STOCKHOLDERS IS OBLIGATED TO PAY ANY CLAIMS UNDER ANY POLICY ISSUED BY CAPMAC OR ANY DEBTS OF CAPMAC OR TO MAKE ADDITIONAL CAPITAL CONTRIBUTIONS TO CAPMAC.

    CapMAC is regulated by the Superintendent of Insurance of the State of New York. In addition, CapMAC is subject to regulation by the insurance laws and regulations of the other jurisdictions in which it is licensed. Such insurance laws regulate, among other things, the amount of net exposure per risk that CapMAC may retain, capital transfers, dividends, investment of assets, changes in control, transactions with affiliates and consolidations and acquisitions. CapMAC is subject to periodic regulatory examinations by the same regulatory authorities.

    CapMAC's obligations under the Policy(s) may be reinsured. Such reinsurance does not relieve CapMAC of any of its obligations under the Policy(s).

    THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         As of December 31, 1995 and 1996, CapMAC had qualified statutory capital (which consists of policyholders' surplus, statutory capital, and contingency reserves) of approximately $260 million and $240 million, respectively, and had not incurred any debt obligations. As of September 30, 1997, CapMAC had qualified statutory capital of $278.6 million and had not incurred any debt obligations. Article 69 of the New York State Insurance Law requires CapMAC to establish and maintain the contingency reserve, which is available to cover claims under policies issued by CapMAC.

    Copies of CapMAC's financial statements prepared in accordance with statutory accounting standards, which differ from generally accepted accounting principles, are filed with the Insurance Department of the State of New York and are available upon request. CapMAC is located at 885 Third Avenue, New York, New York 10022, and its telephone is (212) 755-1155.

    Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to AMBAC Assurance Corporation ("AMBAC Assurance"). AMBAC Assurance is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,967,246,831 (unaudited) and statutory capital of approximately $1,715,481,691 (unaudited) as of March 31, 1998. Statutory capital consists of AMBAC Assurance's policyholders' surplus and statutory contingency reserve. AMBAC Assurance is a wholly owned subsidiary of AMBAC Financial Group, Inc., a 100% publicly-held company. Moody's Investors Service, Inc. and Standard & Poor's have both assigned a triple-A claims-paying ability rating to AMBAC Assurance.

    Copies of its financial statements prepared in accordance with statutory accounting standards are available from AMBAC Assurance. The address of AMBAC Assurance's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York, 10004 and (212) 668-0340.
    AMBAC Assurance has entered into quota share reinsurance agreements under which a percentage of the insurance underwritten pursuant to certain municipal bond insurance programs of AMBAC Assurance has been and will be assumed by a number of foreign and domestic unaffiliated reinsurers.

    MBIA Insurance Corporation ("MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of the Northern Mariana Islands, the Commonwealth of Puerto Rico, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

    Effective February 17, 1998, MBIA, Inc. acquired all of the outstanding stock of CapMAC, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CapMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves to MBIA. MBIA, Inc. is not obligated to pay debts of or claims against CapMAC.

    As of December 31, 1998, the insurer had admitted assets of $6.5 billion (audited), total liabilities of $4.2 billion (audited), and total capital and surplus of $2.3 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of June 30, 1999, MBIA had admitted assets of $6.8 billion (unaudited), total liabilities of $4.5 billion (unaudited), and total capital and surplus of $2.3 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504.

    Effective December 31, 1989, MBIA, Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

   YEAR 2000 READINESS DISCLOSURE

    MBIA Inc. is actively managing a high-priority Year 2000 (Y2K) program. The company has establilshed an independent Y2K testing lab in its Armonk headquarters, with a committee of business unit managers overseeing the project. MBIA has a budget of $1.13 million for its 1998-2000 Y2K efforts. Expenditures are proceeding as anticipated, and MBIA does not expect the project budget to materially exceed this amount. MBIA has initiated a comprehensive Y2K plan that includes assessment, remediation, testing and contingency planning. This plan covers "mission-critical" internally developed systems, vendor software, hardware and certain third-party entities through which we conduct our business. Testing to date indicates that functions critical to the financial guarantee business, both domestic and international, were Y2K-ready as of December 31, 1998. Additional testing will continue throughout 1999.

    Moody's Investors Service, Inc. rates all bond issues insured by MBIA "Aaa" and short-term loans "MIG-1," both designated to be of the highest quality.

Standard & Poor's rates all new issues insured by MBIA "AAA" Prime Grade.

    Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), all rate the claims paying ability of MBIA as "Triple A."

    The Moody's Investors Service, Inc. rating of MBIA should be evaluated independently of the Standard & Poor's rating of MBIA. No application has been made to any other rating agency in order to obtain additional ratings on the Obligations. The ratings reflect the respective rating agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

    The above ratings are not recommendations to buy, sell or hold the Obligations and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Obligations.

    Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC") is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of June 30, 1999, the total capital and surplus of Financial Guaranty was $1,285,559,848. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention:
Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319,
Attention: Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

    In addition, Financial Guaranty is currently licensed to write insurance in all 50 states and the District of Columbia.

    Financial Security Assurance Inc. ("Financial Security" or "FSA") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

    Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

    Financial Security is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprises Holdings, Inc., U S WEST Capital Corporation and The Tokio Marine and Fire Insurance Co., Ltd. No shareholder of Financial Security is obligated to pay any debt of Financial Security or its subsidiaries or any claim under any insurance policy issued by Financial Security or its subsidiaries or to make any additional contribution to the capital of Financial Security or its subsidiaries. As of September 30, 1998, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $843,099,000 (unaudited) and $567,000,000 (unaudited), and the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $965,441,000 (unaudited) and $448,500,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York, 10022, Attention: Communications Department.
Its telephone number is (212) 826-0100.

    Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or any of its domestic operating insurance company subsidiaries (including FSA Maryland) are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security and FSA Maryland reinsure a portion of their liabilities under certain of their financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit the obligations of Financial Security or FSA Maryland under any financial guaranty insurance policy.

    The claims-paying ability of Financial Security and FSA Maryland is rated "Aaa" by Moody's Investors Service, Inc., and "AAA" by Standard & Poor's Ratings Services, Nippon Investors Service Inc. and Standard & Poor's (Australia) Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

    Capital Guaranty Insurance Company was involved in a merger in 1995. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland") and became a wholly owned subsidiary of Financial Security Assurance Inc. For further description, see "Financial Security Assurance Inc." herein.

    The address of FSA Maryland and its telephone number are Steuart Tower, One Market Plaza, San Francisco, CA 94105-1413 and (415) 995-8000.

    In order to be in an Insured Trust, Bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of Bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the Bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the Bonds in the portfolios of the Insured Trusts in the Fund are insured either by the respective Trust or by the issuer of the Bonds, by a prior owner of such Bonds or by the Sponsor prior to the deposit of such Bonds in a Trust.

   Because the Bonds are insured by one of the Portfolio Insurers or one of the Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to the Units of each Insured Trust its "AAA" investment rating. Such rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Ratings". The obtaining of this rating by an Insured Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of such Trust or of the Units.

   An objective of portfolio insurance obtained by an Insured Trust is to obtain a higher yield on the portfolio of such Trust than would be available if all the Bonds in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's. In selecting such Bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

   In the event of nonpayment of interest or principal, when due, in respect of a Bond, AMBAC Indemnity shall make such payment not later than 30 days and Financial Guaranty shall make such payment within one business day after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            PORTFOLIO ADMINISTRATION

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the Bonds designated by the Evaluator as the Trustee in its sole discretion may deem necessary. The Evaluator, in designating such Bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor, in connection with the Quality Trusts, may direct the Trustee to dispose of Bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall quality of the Bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell Bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Rights of Unitholders--Redemption of Units" in Prospectus Part II. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such Bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by the Fund of any securities other than the Bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any Bonds occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

                               SPONSOR INFORMATION

    Van Kampen Funds Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Van Kampen Investments Inc. Van Kampen Investments Inc. is a wholly owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").

     MSDW, together with various of its directly and indirectly owned subsidiaries, is engaged in a wide range of financial services through three primary businesses: securities, asset management and credit services. These principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; global custody, securities clearance services and securities lending; and credit card services.

     Van Kampen Funds Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713)
993-0500. As of November 30, 1998, the total stockholders' equity of Van Kampen Funds Inc. was $135,236,000 (audited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

     As of March 31, 1999, the Sponsor and its Van Kampen affiliates managed or supervised approximately $75 billion of investment products. The Sponsor and its Van Kampen affiliates managed $64 billion of assets, consisting of $36.6 billion for 50 open-end mutual funds, $19.5 billion for 39 closed-end funds and $8.2 billion for 106 institutional accounts. The Sponsor has also deposited more than 3,200 unit trusts amounting to approximately $35.4 billion of assets. All of Van Kampen's open-end funds, closed-ended funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R) or the IM-IT(R) trust. The Sponsor also provides surveillance or evaluation services at cost for approximately $13.4 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.

     If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                               TRUSTEE INFORMATION

   The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Fund. Such records shall include the name and address of, and the certificates issued by the Fund to, every Unitholder of the Fund. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Bonds held in the Fund.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Fund Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       TERMINATION OF THE TRUST AGREEMENT

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of Bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last Bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT Discount, a U.S. Territorial IM-IT, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of IM-IT Limited Maturity, IM-IT Intermediate, State Intermediate Laddered Maturity and IM-IT Short Intermediate Trusts. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Fund maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any Bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of Bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of Bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust is applicable only while Bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such Bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a Bond or Bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee.

                             DESCRIPTION OF RATINGS

    STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

   The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

       I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      II. Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest. AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

    MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable Moody's rating symbols and their meanings follows:

   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   Con--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                              ALABAMA RISK FACTORS

   ALABAMA ECONOMY. Alabama's economy has experienced a major trend toward industrialization over the past three decades. During the 1960s and 1970s, the State's industrial base became more diversified and balanced, moving away from primary metals into pulp and paper, lumber, furniture, electrical machinery, transportation equipment, textiles (including apparel), chemicals, rubber and plastics. Since the early 1980s, modernization of existing facilities and an increase in direct foreign investments in the State has made the manufacturing sector more competitive in domestic and international markets. And by 1990, manufacturing accounted for only 26.7% of Alabama's real Gross State Product (the total value of goods and services produced in Alabama).

   The state's leading manufacturing industries have been pulp and papers and chemicals. In recent years, Alabama has ranked as the fifth largest producer of timber in the nation. The State's growing chemical industry has been the natural complement of production of wood pulp and paper. Mining, oil and gas production and service industries are also important to Alabama's economy, with coal mining by far the most important mining activity.

   Of enormous benefit to the state's growing manufacturing industries are Alabama's waterways, which include one of the largest networks of inland river systems in the nation. In addition, the Port of Mobile is one of the nation's busiest ports in tons of cargo handled. It has traditionally been the largest port of entry in the United States for bauxite, a basic ingredient in aluminum. Other important imports handled at the Port of Mobile are manganese, iron ore, chrome ore, newsprint, wire and nails. In addition to coal, the State's most important export, the other significant exports passing through the Port of Mobile are soybeans, corn, flour, wheat, rice, lumber, scrap iron, paper and paper products, creosoted timbers, dry milk, iron, steel and iron and steel products.

   Despite gains in expanding its non-farm sectors of its economy, Alabama is still strongly reliant on agriculture. According to the 1997 Census of Agriculture, the state generates more than $3.1 billion annually in crop and livestock products. Leading agricultural commodities in Alabama are poultry; cattle and calves; cotton; nursery, sod and greenhouse products; and peanuts. Combined, they accounted for approximately 85% of the total receipts, though poultry made up nearly 60% of this amount.

   Preliminary data show total nonagricultural employment as of March 1999 was
1.93 million, an increase of 2.9% from March 1998. This growth rate is higher than the historically low 2.1% average employment growth rate since 1993. The slow performance during the early 1990s in Alabama was due to two main factors. First, job losses, particularly in the non-durable (especially apparel) industries, offset job gains in other sectors. Secondly, the state's low unemployment rate (4.2% compared to 4.5% nationally in 1998) and the slow growth rate of its civilian labor force (-0.7% in 1998) makes it difficult for companies to find people with the skills needed to fill the jobs. In addition, Alabama has a very slow population growth rate (0.7% in 1998). Labor shortages are not expected to end soon in the state.

   Given the above constraints, Alabama is expected to add about 19,000 net new nonagricultural jobs in 1999. These jobs will occur primarily in the services, trade and construction sectors. While durable goods-producing industries should add about 900 net new jobs, non-durable goods industries are expected to lose about 2,500 jobs, resulting in a net decline in manufacturing employment.

   Income growth in Alabama has not kept pace with that of the United States, with Alabama ranking low among all states on income growth. After increasing about 4.2% in 1997, per capita personal income in Alabama increased by 3.7% in 1998 to $21,442. This figure represents about 81% of the national per capita personal income level ($26,412), ranking Alabama 40th among all the states.

   REVENUES AND EXPENDITURES. Political subdivisions of the State of Alabama have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.

   Alabama operates using income designated into five major funds: General Fund, Education Trust Fund, Public Road and Bridge Fund, Special Mental Health Trust Fund and Public Welfare Fund. General governmental operations are specific to the General Fund, monies from which are used for ordinary expenses of the executive, legislative and judicial branches, for other functions of government, for capital outlay and for debt service on certain general obligation bond issues. The General Fund supports state programs such as child development and protection, criminal justice, conservation, economic development, public health and safety, mental health, Medicaid, legislative activities and the court system. The General Fund also provides funding for non-state entities that provide services to residents in areas such as child protection and development, assistance for the elderly, disease research and business development.

   Taxes from approximately 36 sources are deposited into the General Fund, with the largest sources being insurance company premium taxes, interest on state deposits, interest earnings, the oil and gas lease and production tax, corporation taxes, the cigarette and ad valorem taxes, and profits from the Alabama Alcoholic Beverage Control Board. Most income and sales tax revenues, however, are "earmarked" for the Education Trust Fund.

   Revenues received by the State of Alabama for Fiscal Year 1998 totaled $10.58 billion (on a GAAP basis), with the General Fund decreasing 11% to $77.1 million. Taxes, accounting for more than half of all receipts, increased by 5% over Fiscal 1997 collections. The gain was lead by strong growth in corporate tax income, offsetting significant losses in oil and gas production taxes. Total appropriations during Fiscal 1998 reached $9.75 billion, up 2.8% from the previous year. General Fund spending represented $981.5 million of this amount, including $12.2 million in distributions to local governments which were introduced during this fiscal year. The final, unobligated cash balance carried forward from the 1998 General Fund is $31.8 million, compared to $47.2 million in Fiscal 1997.

   On a cash basis, total General Fund revenues totaled $984.0 million during Fiscal 1998, with appropriations amounting to $981.5 million. Fiscal Year 1999 total appropriations (on a cash basis) from the General Fund are set to reach just over $988 million. Conditional appropriations for Fiscal 1999 are scheduled to total $26.4 million, although actual funding of these projects is not guaranteed.

   The governor's budget estimates that state spending for Fiscal Year 2000 will total $7.19 billion (on a cash basis), plus an additional $74.2 million in conditional spending. This budget was introduced to the State House as HB 155, and it is anticipated that it will be adjusted before Fiscal Year 1999 ends on September 30.

   DEBT MANAGEMENT. Various authorities of the State of Alabama have been given statutory power to issue bonds. Records of bond issues are maintained by the Alabama Treasurer's Office and are included in the bonded indebtedness report, as compiled annually by the State Examiner. As of March 1, 1999, the Treasurer is responsible for paying debt service on 45 issues and is the paying agent on 43 of those issues.

    Total bonded indebtedness for the State of Alabama is $1.270 billion for the fiscal year ended September 30, 1998. The annual payment for Fiscal 1998 on these bonds is $180 million.

   Deterioration of economic conditions could adversely affect both tax and other governmental revenues, as well as revenues to be used to service various revenue obligations, such as industrial development obligations. Such difficulties could adversely affect the market value of the bonds held by an Alabama Trust and thereby adversely affect Unitholders.

   RATINGS. State of Alabama general obligation bonds have been assigned the following ratings: Standard & Poor's Ratings Services, AA; Moody's Investors Service, Inc., Aa3; and Fitch IBCA, Inc., AA.

                              ARIZONA RISK FACTORS

   GENERAL ECONOMIC CONDITIONS. Progressing from its traditional reliance on a cyclical construction industry, Arizona's economic base is maturing and diversifying. One of the nation's leaders in employment growth, Arizona has been among the top five employment growth states for more than four years, and it should remain there through 1999. After climbing by 6.2% in 1994, during which the State's economy produced the second-highest number of jobs of any year in Arizona history, job creation in Arizona is leveling off with employment growth of 5.6% in 1996-97, and growth of 4.7% through November 1998 which ranked Arizona #1 in the nation for nonagricultural job growth through that period. Arizona's wage and salary employment grew 5.6% in 1996, 4.5% in 1997 and 4.6% in 1998. The unemployment rate was around 4.0% for 1998 and has remained around 3.6% in early 1999, but is expected to increase throughout 1999.

    Arizona ranked third in the nation in personal income growth during 1991-96. Personal income grew 7.2% in 1997 and 1998 and is expected to grow by 7.8% in 1999.

   Overall, Arizona's forecast is for continued but moderate rates of growth in employment and personal income. Employment growth will continue to be stronger in the Phoenix area than in the balance of the State. Housing has probably peaked and is likely to decline after seven extremely strong years.
Retail sales should also continue to slow.

    Population, because of continued employment growth, will record above-average growth rates. Population grew 3.2% in 1996, 3% in 1997 and 2.8% in 1998.

    BUDGETARY PROCESS. The Budget Reform Act of 1997 made significant changes to the State's planning and budgeting systems. Beginning with the Fiscal biennium 2000-01, all State agencies, including capital improvement budgeting, will be moved to a biennial budgeting system. From Fiscal Year 2000 to 2006, all State agencies will move to a budget format that reflects the program structure in the "Master List of State Government Programs."

   The Budget Reform Act of 1993 established the current budgeting system of one- and two-year budget reviews. Agencies selected for annual review and appropriation are designated as Major Budget Units (MBUs). The 18 MBUs account for over 90% of the total General Fund expenditures. Agencies selected for biennial review and appropriation are designated as Other Budget Units (OBUs).

   REVENUES AND EXPENDITURES. The General Fund closed fiscal year 1998 with a $525.8 million ending balance, and the Executive plan for fiscal year 1999 anticipates a $60.8 million balance. Overall, fiscal year 1998 revenues totaled $5.745 billion. Corporate income tax revenue declined by 10%, from $600 million in fiscal year 1997 to $528 million in fiscal year 1998. Individual income tax revenues grew by 8.2% from fiscal year 1997 to fiscal year 1998. Expenditures for fiscal year 1998 totaled $5.219 billion. Revertments totaled $99.2 million in fiscal year 1998.

   The current Executive forecast for fiscal year 1999 revenue is $5.960 billion. The major revenue source, transaction privilege taxes, is forecast to produce $2.547 billion for fiscal year 1999. Overall, General Fund revenues will grow modestly, including 4% in fiscal year 1999 and 5.7% in fiscal year 2000, which compares to . The 1999 rate of growth reflects the impact of the $120 million tax reduction program passed in 1998, and the 2000 revenue estimate includes an incremental reduction to account for an additional $60 million of tax reductions already enacted.

   The Executive fiscal plan for Fiscal Year 1999 is based on revenue estimates of $5.43 billion ($5.75 billion including the $525 million balance forward) and expenditures of $5.90 billion, leaving a balance of $60 million. After spending $2.926 billion on education in Fiscal Year 1998, the Executive fiscal plan for Fiscal Year 1999 includes spending $3.405 billion.

   For fiscal biennium 2000-2001, the Executive is recommending a base operating budget of $5.7 billion and $6.03 billion, respectively. The majority of recommended expenditures for fiscal biennium are in education. A projected ending balance of $26.9 million and $4.7 million is expected for Fiscal Biennium 2000-01. By the end of Fiscal Year 2001, the Budget Stabilization Fund balance is estimated to reach $425 million, or 7.08% of revenues. The Medical Services Stabilization Fund, by the end of Fiscal Year 2001 is estimated to reach $100.8 million, and the Temporary Assistance Stabilization Fund $59.7 million.

   LITIGATION. In response to the court's ruling in Roosevelt v. Bishop in 1994, the Executive recommended $30 million for the first-year implementation of a capital assistance program for Arizona's schools. The program is designed to help school districts that lack bonding capacity due to low value or rapid growth. Income is provided for in a Capital Equity Fund which contains monies appropriated by the Legislature and $30 million annually from the Common School Land Fund (Permanent State School Fund). The Permanent State School Fund consists of revenues from the proceeds of the sale of natural resources or property from lands that have been granted by the United States to the State of Arizona for the support of common schools. In future years, the Capital Equity Fund may contain monies remitted by school districts for the repayment of loans. Funds are used to assist school districts with capital needs. For fiscal year 1999, the Governor recommends $40.5 million be appropriated from the Permanent State School Fund, which includes the $30 million appropriated to the Capital Equity Fund.

   DEBT ADMINISTRATION AND LIMITATION. The State is not permitted to issue general obligation debt. The particular source of payment and security for each of the Arizona Obligations is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona Obligations issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

   Although most of the Bonds in an Arizona Trust are revenue obligations of local governments or authorities in the State, there can be no assurance that the fiscal and economic conditions referred to above will not affect the market value or marketability of the Bonds or the ability of the respective obligors to pay principal of and interest on the Bonds when due.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Arizona Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Arizona Trusts to pay interest on or principal of the Bonds.

                              ARKANSAS RISK FACTORS

   Information regarding the financial condition of the State of Arkansas is included for the purpose of providing information about general economic conditions that may affect issuers of the Bonds in Arkansas.

   ECONOMIC OUTLOOK. During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing. Agriculture has traditionally been a significant component of Arkansas' economy, but total income from this sector continues to decrease. Over 40% of the land in Arkansas is devoted to agriculture, and the state is a leading producer of rice, commercial broiler and cotton, generating over $5.5 billion in overall farm income each year.

   The state is now moving toward a heavier manufacturing base involving more sophisticated processes and products such as electrical machinery, transportation equipment, fabricated metals and electronics. In fact, Arkansas now has a higher percentage of workers involved in manufacturing than the national average. In addition, the services sector in the state's economy is growing more rapidly than any other area. The diversification of economic interests has lessened the state's cyclical sensitivity to impact by any single sector.

   During 1998, Arkansas' real Gross State Product (GSP) growth slowed to 3.3%, down from several years of exceptional growth (4%) between 1994 and 1997. The outlook for GSP in 1999 is another downslide to 2.4% growth, although GSP growth should remain in the 2-2.5% range through 2001 without much further decline.

   Non-farm payroll growth increased by 1.9% in 1998, fractionally better than 1996 and 1997. Job growth continues to be restrained by a tight labor market, which expanded by only 0.1% during 1998. In 1999, employment gains will be held at about 1.6% primarily due to national growth conditions. Further deceleration is predicted for the following two years, followed by a modest rebound in 2002.

   Wage and salary growth will remain near 6% in 1999 as the prospects for recession decrease but the tight labor market persists. Arkansas' per capita personal income climbed to $20,346 in 1998, showing slowing growth in the 3.8% range. This figure is 77% of the national average ($26,412), placing Arkansas near the bottom of all states in per capita personal income.

   The state's average unemployment rate during 1998 rose from 5.3% to 5.5%, making Arkansas one of few states in which this rate increased that year. Nationally, unemployment averaged 4.5% in 1998. During the first three months of 1999, however, the state's unemployment rate dropped from 5.9% to 4.6%. The Arkansas unemployment rate is estimated to stay in the 5-5.5% range for the next two years. Periodic layoffs in labor intensive manufacturing categories such as apparel will continue, while growth in technology-related activities and domestic consumer markets will be stable.

   Overall, the Arkansas economy will enjoy moderate growth during 1999, with a possible slowdown coming in 2000. This growth will pale in comparison to the lengthy expansion that marked most of the 1990s and produced above-average growth.

   REVENUES AND EXPENDITURES. Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Act controls spending by state agencies and prohibits deficit spending. This Act requires that, before any state spending can take place, the General Assembly must make an appropriation and funds must be available in the fund from which the appropriation has been made. The state is prohibited from borrowing money to put into any state fund from which appropriations can be paid.

   Revenues available for Fiscal Year 1998 were forecasted at $3.426 billion, an increase of $135.4 million or 4.1% above Fiscal Year 1997 receipts. Net available general revenues of $2.847 billion were projected for Fiscal 1998, an increase of $161.9 million or 6.0% over the previous year. The revenue impact of tax legislation passed by the 81st General Assembly amounted to a decrease of $17.2 million from the original projection.

   Total appropriations for Fiscal Year 1999 are slated to be $12.6 billion. Of this amount, $3.0 billion is spending from the General Government Fund. Collections in this Fund are projected to net $3.7 billion, with the individual income tax and sales and use taxes representing about 51% and 42% of this amount, respectively. Income during Fiscal 1999 also includes $17.3 million from the State Balanced Budget Reserve Account. Year-to-date revenues as of March 1999 indicate that collections are 0.5% ahead of projections for this period, and 5.4% above collections for the same period a year ago.

   DEBT MANAGEMENT. The Constitution of Arkansas specifically prohibits the creation of any state general obligation debt unless authorized in a statewide general election. Although the State of Arkansas defaulted on some of its general obligation debt during the depression in the late 1930s, it has not failed to pay the principal and interest on any of its general obligations when due since that time.

   Act 496 of 1981, as amended, the Arkansas Water Resources Development Act of 1981 ("Act 496"), authorizes the issuance of State Water Resources Development General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 496 was approved by the electors of the state at the general election on November 2, 1982. The total principal amount of bonds issued during any fiscal biennium may not exceed $15,000,000, and the total principal of all bonds issued under Act 496 may not exceed $100,000,000. All bonds to be issued under Act 496 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Act 686 of 1987, the Arkansas Waste Disposal and Pollution Abatement Facilities Financing Act of 1987 ("Act 686"), authorizes the issuance of Arkansas Waste Disposal and Pollution Abatement Facilities General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 686 was approved by the electors of the state at the general election on November 8, 1988. The total principal amount of bonds issued during any fiscal biennium may not exceed $50,000,000, and the total principal of all bonds issued under Act 686 may not exceed $250,000,000. All bonds to be issued under Act 686 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Act 683 of 1989, the Arkansas College Savings Bond Act of 1989 ("Act 683"), authorizes the issuance of Arkansas College Savings General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Development Finance Authority. The issuance of bonds pursuant to Act 683 was approved by the electors of the state at the general election on November 6, 1990. The total principal amount of bonds issued during any fiscal biennium may not exceed $100,000,000, and the total principal of all bonds issued under Act 683 may not exceed $300,000,000. All bonds to be issued under Act 683 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but, as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.

    BOND RATINGS. State of Arkansas general obligation bonds hold the following ratings: Standard & Poor's Ratings Services, AA; and Moody's Investors Service, Inc., Aa3 (refined from Aa on April 14, 1997).

                            CALIFORNIA RISK FACTORS

   ECONOMIC FACTORS. Each California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

   There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California Municipal Obligations held in the portfolio of a Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

   Since the recession in California in the early 1990's, California has made a significant recovery. Deep cuts in the nation's defense budget were the main reason that California's downturn was so severe. By 1996, nearly 60% of California's more than 385,000 aerospace jobs had been eliminated. In addition, California suffered more than two-thirds of all of the nation's job losses resulting from military base closures.

   As 1998 unfolded, the impact of Asia's recession on California began to emerge. High-technology manufacturing employment--aerospace and electronics--peaked in March 1998, and by November 1998, had lost almost 15,000 jobs, or nearly 3% of the industries' workforce. Total nonfarm employment started 1998 with annual growth above 3%, but more recently, the year-to-year pace has slowed to around 2.7%.

   Overall, however, California's economy continued to expand in 1998. Nonfarm employment growth averaged 3.2% and personal income was up more than 6%. The jobless rate was below 6% most of the year. Nonresidential construction activity remained strong, with building permit value up almost 18%. Homebuilding continued on a moderate recovery path, with permits for new houses reaching 126,000 units, a 13% increase over 1997. The construction industry led California's employment growth in 1998. From October 1997 to October 1998, construction jobs increased by more than 9%.

   Although weak export demand is likely to persist through at least 1999, there are other elements in the California economy that will help partially offset the Asia-related problems. Demand for computer services and software remains extremely strong, buoyed by the demand to fix Year 2000 problems, the continued explosive growth of the Internet, and by financial sector needs related to the new Euro currency. The strength in construction activity will continue to boost prospects for related manufacturing industries. Although California economic growth will slow from the pace of 1997 and 1998, gains in employment and income should continue to outpace the nation.

   California's population grew by 574,000 people in 1997 to a total of 32.96 million. This reflects a 1.8% increase of population for the year, compared to 1.0% growth posted in calendar year 1996. California's population is concentrated in metropolitan areas specifically located in the Los Angeles and San Diego counties.

   California enjoys a large and diverse labor force. For calendar year 1997, the total civilian labor force was 15,971,000 with 14,965,000 individuals employed and 1,006,000, or 6.3%, unemployed. In comparison, the unemployment rate for the United States during the same time was 4.9%.

   During 1997, several tax reform and business measures were enacted. California's Workers' Compensation system which previously had some of the highest premiums and lowest benefits in the nation, was reformed with a 40% premium reduction, saving employers more than $4 billion per year. The Bank and Corporation tax was cut by 5% to 8.84%, thus lowering the cost of doing business in California by $300 million per year. The tax rate on Subchapter "S" corporations was reduced from 2.5% to 1.5%, and the requirements for qualification for Subchapter "S" status were conformed to recent federal law changes. Personal income taxes were reduced by $1.1 billion in 1997 and when the tax package is fully implemented in 1999-2000, the personal income tax cut will total $800 million.

             CONSTITUTIONAL LIMITATIONS ON TAXES AND APPROPRIATIONS

   LIMITATION ON TAXES. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year or decline in value, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

   Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

   Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

   APPROPRIATIONS LIMITS. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

   Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

   The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

   "Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

   Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Obligations or the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

   Obligations of the State of California. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had $19.3 billion aggregate principal amount of general obligation bonds outstanding, and $14.3 billion authorized and unissued, as of December 31, 1998. Outstanding lease revenue bonds totaled $6.7 billion as of December 31, 1998, and are estimated to total $6.6 billion as of June 30, 1999.

   From July 1, 1997 to July 1, 1998, the State issued approximately $2.6 billion in non-self liquidating general obligation bonds and $1.0 billion in revenue bonds. Refunding bonds, which are used to refinance existing long-term debt, accounted for $1.0 billion of the general obligation bonds and $514 million of the revenue bonds.

    General Fund general obligation debt service expenditures for fiscal year 1997-98 were $1.865 billion, and are estimated at $1.926 billion for fiscal year 1998-99.

   RECENT FINANCIAL RESULTS. California maintains a Special Fund for Economic Uncertainties (the "Economic Uncertainties Fund"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund. As of December 31, 1998, the General Fund had outstanding internal loans from Special Funds of $1.1 billion (in addition, there are $1.7 billion of external loans represented by the 1998-99 Revenue Anticipation Notes, which mature on June 30, 1999). The revised projected 1997-98 fiscal year balance in the General Fund Reserve for Economic Uncertainties was $2,594.6 million. The Special Fund for Economic Uncertainties was $74.6 million as of June 30, 1998.

   THE BUDGET. California's solid economic performance during 1998 led to healthy revenue growth. General Fund collections grew by 11.7% in fiscal year 1997-98 to reach $55.0 billion, an increase of $5.8 billion from the prior year. For fiscal year 1998-99, the Governor's Budget assumes total General Fund revenues of $56.3 billion, a 2.4% net increase from 1997-98. This revised estimate reflects the impact of the tax relief legislation which reduces current year collections $851 million from the baseline estimate, with a more moderate revenue loss in the budget year. After accounting for non-economic factors, underlying General Fund revenue growth for 1998-99 is estimated at 4.0%.

   Overall, General Fund revenues and transfers represent nearly 80% of total revenues. The remaining 20% are special funds dedicated to specific programs. The three largest revenue sources (personal income, sales, and bank and corporation) account for about 75% of total revenues with personal income comprising 50% of the total. The personal income tax in fiscal year 1998 was $27,859 million, an increase of $4,681 million from fiscal year 1997.

   Expenditures for the 1997-98 fiscal year were $53.1 billion, an 8% increase. As of June 30, 1998, the General Fund balance was $2.8 billion. The estimate for June 30, 1999 is $1.1 billion. The General Fund ended the 1997-98 fiscal year with a cash surplus of $935 million, the first time the State has recorded a surplus without short-term borrowing in the last nine years.

   PROPOSED 1998-99 BUDGET. The Governor's proposed budget for fiscal year 1998-99 is designed to further economic growth, educational reform, public safety, and maintain government and environmental quality. K-12 education remains the State's top funding priority. The Budget includes $350 million to lengthen the school year to 180 days. The Budget fully funds the fourth and final year of the Governor's "Compact with Higher Education" and calls for the development of a new compact with UC and CSU. The Budget provides $50 million in General Fund and $200 million in a proposed bond to capitalize the Infrastructure and Development Bank, while will help businesses locate and expand in California. The Budget also proposes a $7 billion investment plan to maintain and build the State's school system, water supply, prisons, natural resources, and other important infrastructure.

   BOND RATING. The State's general obligation bonds have received ratings of "A1" by Moody's Investors Service, "A+" by Standard & Poor's Ratings Group and "AA+" by Fitch IBCA, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   CASH MANAGEMENT POLICIES. Cash temporarily idle during each fiscal year is invested in the Pooled Money Investment Account (PMIA). The investment of PIMA is restricted by law to the following categories: U.S. Government securities, securities of federally sponsored agencies, domestic corporate bonds, bank notes, interest-bearing time deposits in California banks and savings and loan associations, prime commercial paper, repurchase and reverse repurchase agreements, security loans, bankers' acceptances, negotiable certificates of deposit, and loans to various bond funds. The average daily investment balance for the year ended June 30, 1998, amounted to $29.3 billion, with an average effective yield of 5.7%. For the year ended June 30, 1997, the average daily investment was $28.3 billion and the average effective yield was 5.6%. Total earnings of the PMIA for fiscal year 1997-98 amounted to $1.7 billion.

   LEGAL PROCEEDINGS. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. In January of 1997, California experienced major flooding in six different areas with current estimates of property damage to be approximately $1.6 to $2 billion. One lawsuit has been filed by 500 homeowners and more lawsuits are expected. Exposure from all of the anticipated cases arising from these floods could total approximately $2 billion.

   The primary government is a defendant in Ceridian Corporation v. Franchise Tax Board, a suit which challenges the validity of two sections of the California tax laws. The first relates to deduction from corporate taxes for dividends received for insurance companies to the extent the insurance companies have California activities. The second relates to corporate deduction of dividends to the extent the earnings of the dividend paying corporation have already been included in the measure of their California tax. If both sections of the California Tax law are invalidated, and all dividends become deductible, then the General fund can become liable for approximately $200-$250 million annually.

                          OBLIGATIONS OF OTHER ISSUERS

   Other Issuers of California Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State.

   State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues.

   To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be further reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. The Richmond Unified School District (Contra Costa County) entered bankruptcy proceedings in May 1991 but the proceedings were dismissed. Los Angeles County, the largest in the State, has reported severe fiscal problems, leading to a nominal $1.2 billion deficit in its $11 billion budget for the 1995-96 fiscal year. To balance the budget, the county imposed severe cuts in services, particularly for health care. The Legislature is considering actions to help alleviate the County's fiscal problems, but none were completed before August 15, 1995. As a result of its bankruptcy proceedings (discussed further below) Orange County also implemented stringent cuts in services and laid off workers.

   ASSESSMENT BONDS. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

   California Long-Term Lease Obligations. Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

   Several years ago, the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the District's lease. The trial court has upheld the validity of the lease and the case has been settled. Any judgment in a future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of a similar nature by other California entities.

   OTHER CONSIDERATIONS. The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

   Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

   Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

   The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

   Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in a California Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

   On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "County Pooled Fund") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the County Pooled Fund had suffered significant market losses in its investments caused a liquidity crisis for the County Pooled Fund and the County. More than 180 other public entities, most but not all located in the County, were depositors in the County Pooled Fund. As of mid-January 1995, the County estimated that the County Pooled Fund had lost about $1.64 billion, or 23%, of its initial deposits of around $7.5 billion. The Pooled Fund has been almost completely restructured to reduce its exposure to changes in County interest rates. Many of the entities which kept moneys in the County Pooled Fund, including the County, faced cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. At that time, Moody's and Standard & Poor's suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Pooled Fund.

   The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

                              COLORADO RISK FACTORS

   ECONOMIC OUTLOOK. Based on data published by the Colorado Department of Labor and Employment, total wage and salary employment in 1997 was 1,977,000 (seasonally adjusted). This was an increase of 76,600 from 1996. Services and trade were the number one and two largest growing industries in Colorado in 1997, followed by the finance, insurance, and real estate sector. Construction was the fourth largest source of employment growth in 1997.

   The annual average unemployment rate in Colorado from 1994 to 1996 remained stable at 4.2%. In 1997, the unemployment rate in Colorado dropped to 3.3% while the nation's unemployment rate was 5.0%. Colorado's job growth rate increased 4.0% in 1997, an increase from the 3.6% growth rate in 1996. In comparison, the job growth rate for the United States in 1996 and 1997 was 2.0% and 2.3%, respectively. Total nonagricultural employment in Colorado is expected to increase 3.9% in 1998.

    Personal income rose 7.2% in Colorado during 1997 as compared with 5.8% for the nation as a whole. In 1998, Colorado's personal income is expected to increase 6.7%, outpacing the nation's 1998 estimated rate of 5.4%.

   The year 1998 will look much like 1997. There will be some slowing of population, housing starts and employment, but the outlook is still strong.

    RESTRICTIONS ON APPROPRIATIONS AND REVENUES. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal year 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 2% for 1994 and 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

   The 1997 fiscal year ending General Fund balance was $375.1 million prior to legislative change HB 98-1414. The restated 1997 ending fund balance is $514.1 million or $347.4 million over the combined Unappropriated Reserve and Emergency Reserve requirement. As required by the new law, the revised ending fund balance does not net out the state's first TABOR rebate. The new measure directs the state controller's office to show TABOR refunds in the year they are to be refunded, rather than the year they were incurred. Based on June 12, 1998 estimates, the 1998 fiscal year ending General Fund balance is expected to be $823.6 million, or $646.6 million over the required Unappropriated Reserve and Emergency Reserve.

   On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") authorized to issue revenue bonds and receiving under 10% of of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

   The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in state population in the prior calendar year. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes.

   Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

   According to the Colorado Economic Perspective, Fourth Quarter, FY 1997-98, June 12, 1998 (the "Economic Report"), inflation for 1996 was 3.5% and population grew at the rate of 2.0% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1998 fiscal year are limited to 5.5% over expenditures during the 1997 fiscal year. The 1997 fiscal year is the base year for calculating the limitation for the 1998 fiscal year. The limitation for the 1999 fiscal year is 5.3%, based on inflation of 3.3% and population growth of 2.0% during 1997. For the 1997 fiscal year, General Fund revenues totaled $4,639.9 million and program revenues (cash funds) totaled $2,007.7 million, resulting in total base revenues of $6,647.6 million. Expenditures for the 1998 fiscal year, therefore, cannot exceed $6,866.6 million. The 1998 fiscal year General Fund and program revenues (cash funds) are expected to total $7,395.4 million, or $528.8 million more than expenditures allowed under the spending limitation. This will be the second time the state has breached the limit since its implementation in 1992. The first breach was in 1997 and the excess revenue of $139.0 million was refunded to Colorado taxpayers during the 1998 tax filing season. A measure was placed on the November 1998 ballot to deal with the excess revenue in fiscal year 1998. The measure proposed spending the excess revenue either $200 million per year or $1 billion for five years for highway construction and repair, K-12, safety needs, and higher education building. The Economic Report estimates that the limit will be breached by $494.1 million in fiscal year 1998-99.

   There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

   STATE FINANCES. As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. On a GAAP basis, the State had General Fund balances (before reserves) at June 30 of approximately $405.1 million in fiscal year 1994, $486.7 million in fiscal year 1995, $368.5 million in fiscal year 1996 and $514.1 million in fiscal year 1997. The fiscal year 1998 ending General Fund balance (before reserves) is projected at $823.6 million.

   Revenues for the fiscal year ending June 30, 1997, showed Colorado's general fund increasing after a slowdown in 1996. Revenues grew by $410.7 million to $4,679.4 million, a 9.6% increase from 1996. This figure was higher than the fiscal year 1996 pace of 6.8%. General Fund revenues exceeded expenditures by $145.0 million. The turnaround in fiscal year 1997 came as a result of surging corporate, use and individual income taxes, which rose 15.3%, 11.0% and 12.6%, respectively.

   For fiscal year 1997, the following tax categories generated the following respective revenue percentages of the State's $4,679.4 million total gross receipts: individual income taxes represented 55% of gross fiscal year 1997 receipts; sales, use and excise taxes represented 30.5% of gross fiscal year 1997 receipts; and corporate income taxes represented 5.1% of gross fiscal year 1997 receipts. The percentages of General Fund revenue generated by type of tax for fiscal year 1998 are not expected to be significantly different from fiscal year 1997 percentages.

   For fiscal year 1998, General Fund revenues are projected at $5,339.7 million. Revenue growth is expected to increase 14.1% over FY 1997 actual revenues. General fund expenditures are estimated at $4,733.7 million. The ending General Fund balance for fiscal year 1998, after reserve set-asides, is $646.6 million.

   STATE DEBT. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

   Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

                            CONNECTICUT RISK FACTORS

   ECONOMIC OUTLOOK. Connecticut's economy has been slow to emerge from a recession that began in early 1989 and ended in late 1992. While its recovery lags behind most of the New England region, Connecticut has regained over 80% of the jobs lost during the recession, unemployment rates are down, retail sales are picking up, and the state has posted the strongest income gains in the nation. Business indicators suggest that the economy is growing at a respectable pace, although growth rates may slow through 2004 in response to rising interest rates and wage pressures resulting from tight labor markets.

   During the recession, Connecticut lost 158,200 jobs or about 9.5% of the state's total workforce, with the largest losses in the manufacturing sector. Investors should be aware that manufacturing was historically the most important economic activity in Connecticut. Yet in terms of number of persons employed, this sector lost about 20% of its job base between 1989 and 1992, and losses in this sector still persist. In addition, job losses which started during the recession have continued in the finance, insurance and real estate sector until only the last quarter of 1998.

   After four years of slow recovery, the state's economy is beginning to gain momentum, and forecasters expect a return to the late 1980s levels of employment within the next few years. Since 1992, Connecticut has recreated over 114,000 jobs. During the early part of the recovery, Connecticut job gains were running well below the national average. During the past three years, however, the state's job growth has been consistent with national trends. Small business is fueling much of the state's job growth; businesses with fewer than 100 employees have contributed over 60% of Connecticut's net job gain over the last 20 years, as compared with 50% nationally. During 1998, Connecticut's total employment increased by about 19,000 jobs or 1.2%. For 1999, however, NEEP (the New England Economic Project) projections indicate that Connecticut will gain only about 2,000 jobs.

   The composition of employment in the state has changed significantly over the past decade as high paying manufacturing jobs were replaced by lower paying service sector jobs. Most of the decline in the manufacturing sector results from reductions in federal defense spending, including a 65% decrease between 1985 and 1995. Between 1989 and 1997, manufacturing slipped from 18.6% of the state's total employment to 14.1%, while the finance, insurance and real estate sector dipped from 11.6% to 9.5%. By contrast, declines in these industries have been offset by growth in the service sector, which increased from 27.2% of the state's total employment in 1988 to 34.4% in 1997. The strongest job gains within the service sector have been in security services, recreational services, hotel and lodging, social services and general building contracting.

   Unemployment in Connecticut finally dipped below the national average during 1998. The state's unemployment rate dropped significantly from 5.1% in 1997 to only 3.7% in 1998 (the December 1998 rate was as low as 2.8%). Nationally, the average unemployment rate has decreased steadily, from 4.9% in 1997 to 4.5% in 1998. Although they have shown some improvement, unemployment rates in Connecticut's major cities still remain considerably higher than the statewide average. Moreover, high rates of urban unemployment contribute to growing income inequality within the state, so much so that Connecticut families in the top 20% have incomes nearly 15 times higher than those in the bottom 20%. In fact, Connecticut continues to be one of the country's worst states in terms of income inequality. Strong economic growth in conjunction with state policies sensitive to these issues could help to reverse these trends.

   Despite the recent positive overall economic growth in Connecticut, some disturbing trends persist. Inflation-adjusted median household income in the state is still 25% lower than it was in 1989, due largely to the fact that the jobs gained during the recovery pay approximately 30% less than the jobs that were lost during the recession. The current positive growth in wages and earnings has been insufficient to compensate for the lower wage bases of the newly-created jobs, particularly with reference to the transfer of jobs from manufacturing to the service sector. Even with solid wage growth, it will take time before the service sector wage base reaches the present wage and salary level of the manufacturing sector.

   Other factors contributing to the negative growth trend in real median family income are the aging of the Connecticut labor force and its slow population growth. The state's population continues to increase in age faster than the national trend. In 1997, the national median age was 34.9, while Connecticut's was 36.6. As the labor force ages, less income is derived from salary and wages and more comes from transfer payments (such as social security and government pensions). In addition, Connecticut's overall population growth has been stagnant during the past five years, with annual rates in the -0.1% to 0.1% range. Furthermore, a substantial portion of the state's negative domestic migration rate (accounting for a population loss of 6,500 in 1998) is represented by young families and residents under 45.

   Connecticut's per capita income for 1997 was $35,954, a substantial increase of 6.3% from the previous year, making it the highest among the fifty states. This figure is 42.1% higher than the 1997 nationwide per capita income of $25,298 and 18.1% higher than the New England regional average. To put these numbers in perspective, however, it should be noted that prices for goods and services in Connecticut are 22% higher than the national average.

   Although all parts of society are not benefiting equally, Connecticut is in the midst of a solid, sustained economic recovery. Net real income is expected to grow in 1999 and 2000, though at a slower rate than during the prior two years. At the same time, housing starts should follow a slow upward trend, and the retail sales rate is expected to accelerate to the end of 2000. Nevertheless, the population loss from outmigration as well as the failure to attract new workers from nearby regions are depleting the volume and quality of the State's workforce..

   REVENUES AND EXPENDITURES. Fiscal Year 1998 saw the deterioration of Connecticut's financial condition slow to the point where an operating surplus was realized for the first time after nine consecutive years of operating deficits--highlighting the state's continual reliance on debt-financing. Traditionally, Connecticut borrows money to cover its annual operating expenses, but for the first time since the recession, the state's resources were at a level sufficient to cover all operating outlays. The total government operating surplus equaled $7 million or 0.06% of total revenues.

   The State Comptroller reported in the Comprehensive Annual Financial Report (for the fiscal year ending June 30, 1998) that Connecticut's General Fund closed FY 1998 with a surplus of $389 million, its largest surplus in more than a decade, while the Transportation Fund generated a $25 million deficit. The surplus is primarily the result of exceptionally strong revenue growth. During FY 1998, Connecticut's General Fund revenues increased 6.2% over the previous year to $7.6 billion, lead mainly by 14% growth in state income tax receipts. The state derives over 70% of its revenues from taxes, the most important of which have been the income and sales and use taxes, representing 42.2% and 36.4%, respectively, of FY 1998 General Fund revenues.

   Connecticut's total expenditures in Fiscal Year 1998 grew by 4%--about twice the rate of inflation--to reach $12.3 billion. This figure exceeds the state's constitutional cap on expenditures by $194.1 million. Fixed costs (entitlement programs, grant commitments, court mandates and debt service) continue to consume the largest share of state spending, while Medicaid expenditures, which represent about 20% of General Fund spending, showed modest growth. During FY 1998, the largest increases in overall state expenditures were for health and hospital services, up 6.7% or $60 million; general government, up 9.5% or $68 million; and debt service, up 13.8% or $160 million to total $1.32 billion during that year alone.

   Projected tax revenues for Fiscal Year 1999 include changes in the state's corporate tax rate, which was lowered by 1993 legislation after the rate had reached the highest level in the nation. The rate cut is being phased in between January 1996 and January 2000 to decrease the corporate tax from 10.75% to 7.5%. Total General Fund revenues for FY 1998 are estimated at $9.99 billion, $7.96 billion of which are tax receipts. According to the State Comptroller's January 1999 revised estimates, the income tax will exceed the budgetary estimate by $210 million, and the corporate and sales taxes will generate an unexpected $54 million and $21 million, respectively, for FY 1999.

   Nevertheless, General Fund spending for FY 1999 is also expected to exceed budgeted levels. The state budgeted $9.97 billion for appropriations, but in January 1999 this amount was increased by $112 million to $10.03 billion. This level of spending, however, only exceeds the statutory spending cap by $29.5 million, compared to last year's excess appropriations totaling $194.1 million. The largest portion of the overspending represents the $80 million appropriation for construction of a new sports stadium in Hartford (Special Session PA 98-1). This new expense is largely offset by decreased spending within the Department of Social Services due to lower than anticipated expenditures for Medicaid, Child Care Services and a medical coverage plan for uninsured children.

   Revised projected General Fund revenues will be sufficient to cover the additional spending and to generate a surplus. It is estimated that General Fund receipts will produce a year-end General Fund surplus of $193 million, down from FY 1998's $389 million balance. The State Comptroller's Office anticipates another General Fund surplus in FY 2000 totaling $68.4 million, but the following two fiscal years are projected to generate a General Fund deficit of $102 million and $138 million.

   GAAP BUDGETING. Very strong revenue growth, despite a jump in state spending, improved Connecticut's overall financial position in FY 1998. The state's operating balance dropped from a $191 million deficit in FY 1996 to a $95 million deficit in FY 1997 and then to a $7 million surplus in FY 1998. According to Generally Accepted Accounting Principles (GAAP), however, the General Fund balance sheet displayed a cumulative deficit of $694.3 million during FY 1998. Over the past six years, the cumulative General Fund balance sheet deficit has increased by about 33%. The rate of growth in the deficit is slowing, but it is currently 50% higher than in 1993. Deficits will continue to result from the operation of state programs, but some progress is being made in reducing those deficits.

   In 1993, the Connecticut General Assembly enacted Public Act 93-402, which authorized the use of Generally Accepted Accounting Principles (GAAP) for the preparation and maintenance of the state's annual financial statements and the preparation of the state's biennial budget. Originally, conversion to GAAP from the modified cash basis of accounting was scheduled for Fiscal Year 1996. That implementation has been postponed twice and is now currently planned for FY 2000 or 2001.

   DEBT MANAGEMENT. Connecticut ranks first in the nation in state tax-supported debt burden per capita. Debt per capita reached $2,820 during FY 1998, compared to $1,204 in FY 1990. Despite the state's high resident income, Connecticut's debt-to-income ratio is 19.7%, more than three times the national average of 5.9%. Moreover, nearly 11% of all state spending is applied to the state's debt service.

   Outstanding debt and the related debt service requirements have more than doubled during the past decade. Outstanding bonded debt, which consists of unpaid bond issues, increased from $9.229 billion in FY 1997 to $9.299 billion in FY 1998. In addition to bonded debt, the state has unpaid pension debt, workers' compensation claims, employee compensation accumulations and capital leases. When these long-term obligations are added to the state's bonded debt, Connecticut's total debt for FY 1998 rises to $16.651 billion.

   Connecticut issued approximately $951 million of new general obligation bonds in FY 1998, a 5.7% increase over the prior year's issuance. In addition, another $828 million of bonds are authorized but unissued. The state's total debt service, as a percentage of government operations, increased to 11% in FY 1998, as compared to 7.2% in FY 1994. No new debt burden was created in FY 1998 for General Obligation Economic Recovery Notes. During FY 1998, $79 million in outstanding Economic Recovery Notes were retired, leaving a balance for final payment during FY 1999 of $78 million.

   General obligation bonds issued by Connecticut municipalities are payable primarily from ad valorem taxes on property subject to taxation by the municipality. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The state opposed the petition. The United States Bankruptcy Court for the District of Connecticut has held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the state and its political subdivisions, authorities and agencies. Difficulty in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations and increases in their future borrowing costs.

   There can be no assurance that general economic difficulties or the financial circumstances of the state or its towns and cities will not adversely affect the market value of the Bonds in the Connecticut Trusts or the ability of the obligors to pay debt service on such Bonds.

    RATINGS. The State of Connecticut's general obligation bonds are rated AA by Standard & Poor's Ratings Services. On March 9, 1997, Moody's Investors Service, Inc. refined the state's rating from Aa to Aa3. On March 17, 1995, Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) reduced its rating of the state's general obligation bonds from AA+ to AA.

                             DELAWARE RISK FACTORS

   ECONOMIC OUTLOOK. The growth experienced in most sectors of Delaware's economy was considerably greater than in the other states of the mid-Atlantic region (Maryland, New Jersey, New York, Pennsylvania) and the nation since the 1980s. More than 50,000 jobs were created in the State since 1993, and Delaware is seeking innovative ways to create additional jobs and diversify its economy.

   Dominated by the chemical and automotive industries, manufacturing is the largest source of State income and third largest employer, closely following services and trade. Financial services, construction and tourism continue to be important factors in the State's economy. Agriculture also plays a vital part in Delaware's economy, with poultry accounting for over two-thirds of agricultural receipts in 1997. Soybeans, corn and dairy products are also primary farm products, and one-half of the State's land acreage is used for farming.

   The role of the finance, insurance and real estate and services sectors in Delaware's economy is increasing and the role of the manufacturing sector is decreasing as the State's employment base becomes more diversified. Yet employment in Delaware is still heavily concentrated in manufacturing, compared to regional averages. Employment in the manufacturing sector averaged 57,800 as of July 1999, a decline of 300 from July 1998. Manufacturing represented 14% of total jobs for the State as of July 1999. The majority of the jobs were in the nondurable goods sector.

   Delaware's two largest employment sectors, services and trade, provide a smaller percentage of employment than the national average. Services numbered 116,700 jobs as of July 1999, with an increase of 3,100 from July 1998; and the wholesale and retail trade sectors employed 92,700 as of July 1999, an increase of 3,400 from July 1998. Also as of July 1999, there were 51,200 jobs in the finance, insurance and real estate sector, an increase of 2,000 from July 1998.

   The State's total employment as of July 1999 was 414,600 compared to 402,200 as of July 1998. Employment has improved steadily in Delaware since the 1990-92 recession, during which the State lost over 500 jobs. During 1997, a total of 14,400 new nonfarm jobs were created, including every major sector of the economy.

   Delaware's labor force has kept pace with its growing job market by expanding faster than the national average. During the past ten years, the State's labor force has grown by 18%, compared to only 13.7% for the nation. During 1997, the State's labor force averaged 379,700. Delaware's labor force participation rate exceeds national levels, at 69.7% and 66.6%, respectively. Delaware's non-agricultural employment represents 98% of the State's workers.

    The State's unemployment rate for 1997 averaged 4.0%, down from 5.2% in 1996, while the United States averaged 5.4% in 1996 and 4.9% in 1997. During the first three months of 1998, Delaware has averaged 3.4% unemployment, significantly lower than the 4.7% average for nation.

   Delaware's per capita personal income reached $29,022 in 1997, up from $27,782 in 1996. This gain represents 4.5% growth, compared to the State's 5.9% gains in 1995 and 1996. The State's per capita personal income is currently 113.5% of the national average ($25,598), up from 113.2% in 1996. In 1997,
Delaware's growth rate slowed slightly as compared to the nation as a whole (4.8%), but the State retained its 5th place ranking among all the states in terms of per capita personal income. In terms of total personal income, however, Delaware ranked 44th in the nation, with a 5.6% gain during 1997. The national growth rate in total personal income during 1997 was 5.7%.

   The U.S. Census Bureau reports that Delaware's population was recorded at 666,168 during the 1990 Census. The population is estimated to have reached 731,581 during July 1997 and is estimated to grow to 739,337 during 1998. Between 1990 and 1997, Delaware's population has increased at a higher rate than the nation as a whole, with gains of 9.8% and 7.6%, respectively. Between July 1996 and July 1997, the State's population grew by 8,106 people, a 1.1% increase. Net in-migration accounted for approximately 38.2% of Delaware's growth in 1997, down from 51.1% in 1996. The State is the fifth least populated in the country. With an average population of 369 persons per square mile, however, only six states were more densely populated in 1997.

   REVENUES AND EXPENDITURES. Delaware has actively sought to control expenditures and set funds aside for future economic downturns. The State has enacted a spending limit based upon actual receipts from previous fiscal years which automatically guarantees a continuing surplus. The State Constitution requires that a budgetary reserve fund be maintained, equal to 5% of estimated revenue for the next fiscal year. Access to this fund is possible only when there are unexpected revenue shortfalls or if there is a legislative reduction in tax rates. The cumulative cash balance in the combined Budget Reserve (or "Rainy Day Fund") and the Excess Reserve totaled $392.8 million at the end of Fiscal Year 1997, up from $379.3 million at the end of Fiscal 1996.

    Total General fund revenue for fiscal year 1998 was $2,046.2 million. Total ordinary expenditures were $1,900.0 million, leaving an unencumbered cash balance in the general fund of $214.2 million.

   The Delaware Economic and Financial Advisory (DEFAC) has projected net revenue collections for Fiscal Year 1999 at $2,133.9 million and $2,178.5 million for fiscal year 2000. Personal income tax accounts for approximately 34.7% of net Fiscal Year 2000 General fund revenues. Net collections (after refunds) are projected to total $762.2 million for Fiscal Year 1999 and $755.0 million for Fiscal Year 2000.

    The franchise tax accounts for 21.4% of net fiscal year 2000 General Fund revenues. Collections are projected to be $432.0 million for fiscal year 1999 and $466.6 million for fiscal year 2000.

   The Governor's Recommended Fiscal Year 2000 total General Fund operating budget is $1,992.7 million. In addition, the Governor has set aside $33.5 million for Grants-in-Aid. Total recommended Fiscal Year 2000 General Fund appropriations are more than $2,194.7 million, including $168.5 million in General Funds allocated to the Bond and Capital Improvements Act. Total appropriations represent less than 98% of projected net Fiscal Year 2000 revenue plus carryover funds.

   DEBT MANAGEMENT. Recognizing the critical importance of controlling its debt, Delaware initiated a series of policies designed to centralize debt issuance and foster fiscal responsibility, including the elimination of short-term borrowing, provisions to prevent delaying or backloading debt obligations and debt authorization and issuance limits. Effective July 1, 1991, new tax-supported debt authorizations are limited to 5% of estimated General Fund revenue.

    BOND RATINGS. State of Delaware general obligations bonds are rated as follows: Standard & Poor's Ratings Services, AA+; and Moody's Investors Service, Inc., Aa1.

                              FLORIDA RISK FACTORS

   ECONOMIC OUTLOOK. In 1980, Florida was the seventh most populous state in the U.S. The state has grown dramatically since then and as of April 1, 1997, ranks fourth with an estimated population of 14.7 million. Florida's attraction, as both a growth and retirement state, has kept net migration at an average of 224,240 new residents a year from 1987 through 1996, with a low of 138,000 in 1992. The U.S. average population increase since 1984 is about 1% annually, while Florida's average annual rate of increase is about 1.8%. Florida continues to be the one of the fastest growing of the large states. This strong population growth is one reason the state's economy is performing better than the nation as a whole. In addition to attracting senior citizens to Florida as a place for retirement, the state is also recognized as attracting a significant number of working age individuals. Since 1987, the prime working age population (18-44) has grown at an average annual rate of more than 2.0%. The share of Florida's total working age population (18-64) to total state population is approximately 60%. This share is not expected to change appreciably into the twenty-first century.

   The state's personal income has been growing strongly the last several years and has generally outperformed both the U.S. as a whole and the southeast in particular, according to the U.S. Department of Commerce and the Florida Consensus Economic Estimating Conference. This is because Florida's population has been growing at a very strong pace, and since the early 1970s, the state's economy has diversified so as to provide a broader economic base. As a result, Florida's real per capita personal income has tracked closely with the national average and has surpassed the southeast. From 1992 to 1997, Florida's total nominal personal income grew by 36.6% and per capita income expanded approximately 25.9%. For the nation, total and per capita personal income increased by 30.2% and 24.1%, respectively.

   Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods.

   Personal income is frequently used to make comparisons among the states. However, using personal income to compare Florida to other states can be misleading, because Florida's personal income is systematically underestimated. Current contributions by employers to pension plans are included in personal income, while payments from pension plans are excluded to avoid double accounting. Because Florida retirees are more likely to be collecting on benefits earned in another state, Florida personal income is underestimated as a result.

   The state's per capita personal income in 1997 of $24,795 was slightly below the national average of $25,298 and significantly ahead of that for the southeast United States, which was $22,776. Real personal income in the state is forecasted to increase 4.9% in 1998-99 and 3.5% in 1999-00. Real personal income per capita in the state is projected to grow at 3.1% in 1998-99 and 1.8% in 1999-00. The Florida economy appears to be growing in line with, but stronger than, the U.S. economy and is expected to experience steady if unspectacular growth over the next couple years.

   Since 1991, the state's population has increased an estimated 11.5%, while the number of employed persons increased 13.3%. In that same period, Florida's total non-farm employment has grown approximately 21.2%. Since 1991, the non-farm job creation rate in the state is more than twice that of the nation as a whole. Contributing to the state's rapid rate of growth in employment and income is international trade. Overall changes to its economy have also contributed to the state's strong performance. The state is gradually becoming less dependent on employment related to construction, agriculture, or manufacturing and more dependent on employment related to trade and services. Presently, services constitute 34.9% and trade 25.6% of the state's total non-farm jobs. While the southeast and the nation have a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs tend to be less sensitive to swings in the business cycle. The state has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These types of manufacturing jobs tend to be less cyclical. The state's unemployment rate throughout the 1980's tracked below or about the same as the nation's. In the 1990s, the trend was reversed, until 1995, when the state's unemployment rate again tracked below the nation's. According to the U.S. Department of Commerce, the Florida Department of Labor and Employment Security, and the Florida Consensus Economic Estimating Conference (together the "Organization") the state's unemployment rate was 4.8% during 1997, while the national average was 4.9%. As of October 1997, the Organization estimates that the unemployment rate will be 4.5% in 1998-99 and 4.7% in 1999-00.

   The state's economy is expected to grow at a moderate rate along with the nation, but is expected to outperform the nation as a whole. Total non-farm employment in Florida is expected to increase 3.4% in 1998-99 and 2.9% in 1999-00. Trade and services, the two largest, account for more than half of the total non-farm employment. Employment in the service sectors should experience an increase of 5.5% in 1998-99, while growing 4.4% in 1999-00. Trade is expected to expand 2.8% in 1999 and 2.8% in 2000. The service sector is now the state's largest employment category.

   The state's economy has in the past been highly dependent on the construction industry and construction related manufacturing. This dependency has declined in recent years and continues to do so as a result of continued diversification of the state's economy. For example, in 1980, total contract construction employment as a share of total non-farm employment was about 7.5%, and in 1997, the share had edged downward to 5.7%. This trend is expected to continue as the state's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry, with single and multi-family housing starts accounting for about 9.2% of total U.S. housing starts in 1997 while the state's population is 5.5% of the nations. Florida's housing starts in 1997 were 132,813.

   A driving force behind the state's construction industry has been the state's rapid rate of population growth. Although the state currently is the fourth most populous state, its annual population growth is now projected to slow somewhat as the number of people moving into the state is expected to average 257,000 a year throughout the 1990s. This population trend should provide fuel for business and home builders to keep construction activity lively in Florida in the new few years. However, other factors do influence the level of construction in the state. For example, federal tax reform in 1986 and other changes to the federal income tax code have eliminated tax deductions for owners of more than two residential real estate properties and have lengthened depreciation schedules on investment and commercial properties. Economic growth and existing supplies of homes and buildings also contribute to the level of construction in the state.

   Single and multi-family housing starts in 1989-99 are projected to reach a combined level of 144,000, decreasing slightly to 143,000 next year. Total construction expenditures are forecasted to increase 8.6% this year and increase 2.5% next year.

   Tourism is one of state's most important industries. Approximately 47 million tourists visited the state in 1997, as reported by the Florida Department of Commerce. In terms of business activities and state tax revenues, tourists in Florida in 1996 represented an estimated 4.8 million additional residents. Visitors to the state tend to arrive slightly more by air than by auto. The state's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. Tourist arrivals are forecasted to increase by 2.0% in 1998-99 and 1.7% the next fiscal year. Tourist arrivals to Florida by air are expected to increase by 4.1% this year and increase by 3.9% next year, while arrivals by car are expected to increase by 0.6% this year and decrease 1.0% next year. By the end of the state's current fiscal year, 49.7 million domestic and international tourists are expected to have visited the state. In 1990-00, tourist arrivals should approximate 50.6 million.

   REVENUES AND EXPENDITURES. Estimated fiscal year 1998-99 General Revenue plus Working Capital and Budget Stabilization funds available to the state total $19.46 billion, a 5.1% increase over 1997-98. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to the state, $17.69 billion is Estimated Revenues representing an increase of 4.4% over the previous year's Estimated Revenues. With effective General Revenues plus Working Capital Fund and Budget Stabilization appropriations at $18.19 billion, including a $100.9 million transfer to the Budget Stabilization Fund, unencumbered reserves at the end of 1998-99 are estimated at $1.38 billion. Estimated fiscal year 1999-00 General Revenue plus Working Capital and Budget Stabilization funds available total $19.92 billion, a 2.4% increase over 1998-99. The $18.39 billion in Estimated Revenues represents an increase of 3.9% over the previous year's Estimated Revenues.

   In fiscal year 1996-97, approximately 67% of the state's total direct revenue to its three operating funds were derived from state taxes and fees, with Federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, intangible personal property tax, beverage tax, and estate tax amounted to 68%, 8%, 4%, 3% and 3%, respectively, of total General Revenue Funds available during fiscal 1996-97. In that same year, expenditures for education, health and welfare, and public safety amounted to approximately 53%, 26%, and 14%, respectively, of total expenditures from the General Revenue Fund.

   The state's sales and use tax (6%) currently accounts for the state's single largest source of tax receipts. Slightly less than 10% of the state's sales and use tax is designated for local governments and is distributed to the respective counties in which it is collected for use by the counties and the municipalities therein. In addition to this distribution, local government may (by referendum) assess a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other taxing powers in addition, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. It alone cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%. For the fiscal year ended June 30, 1997, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) totalled $12.1 billion, an increase of 5.5% over fiscal year 1995-96.

   The second largest source of state tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the state's General Revenue Fund.

   The state imposes an alcoholic beverage, wholesale tax (excise tax) on beer, wine and liquor. This tax is one of the state's major tax sources, with revenues totalling $447.2 million in the fiscal year ending June 30, 1997. Ninety-eight percent of the revenues collected from this tax are deposited into the state's General Revenue Fund.

   The state imposes a corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1997, receipts from this source were $1.36 billion, an increase of 17.2% from fiscal year 1995-96.

   The state imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts. The documentary stamp tax collections totalled $844.2 million during fiscal year 1996-97, an 8.9% increase from the previous fiscal year. For fiscal year 1996-97, 62.63% of these taxes were deposited to the General Revenue Fund.

   The state imposes a gross receipts tax on electric, natural gas and telecommunications services. All gross receipts utilities tax collections are credited to the state's Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1996-97, this amounted to $575.7 million, an increase of 6.0% over the previous fiscal year.

   The state imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is 2 mils (a mil is $1.00 of tax per $1,000.00 of property value). Second, the state imposes a non-recurring 2 mil tax on mortgage and other obligations secured by liens on Florida real property. In fiscal year 1996-97, total intangible personal property tax collections were $952.4 million, a 6.3% increase from the prior year. Of the net tax proceeds, 66.5% are distributed to the General Revenue Fund.

   The state imposes an estate tax on the estate of a decedent for the privilege of transferring property at death. All receipts of the estate tax are credited to the General Revenue Fund. For the fiscal year that ended June 30, 1997, receipts from this source were $546.9 million, an increase of 30% from fiscal year 1995-96.

   The state began its own lottery in 1988. State law requires that lottery revenues be distributed 50% to the public in prizes, 38.0% for use in enhancing education, and the balance, 12.0%, for costs of administering the lottery. Fiscal year 1996-97 lottery ticket sales totalled $2.09 billion, providing education with approximately $792.3 million.

   DEBT MANAGEMENT. At the end of fiscal 1997, approximately $7.89 billion in principal amount of debt secured by the full faith and credit of the state was outstanding. In addition, since July 1, 1997, the state issued about $1.65 billion in principal amount of full faith and credit bonds.
   The State Constitution and statutes mandate that the state budget, as a whole, and each separate fund within the state budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any state fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all state agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of state obligations to fund state operations.

   LITIGATION. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the state's financial position. A brief summary of these matters follows.

   NATHAN M. HAMEROFF, M.D., ET AL. V. AGENCY FOR HEALTHCARE ADMINISTRATION, ET AL. The plaintiff challenged the constitutionality of Florida's Public Medical Assistance Trust Fund annual assessment on net operating revenue of free standing outpatient facilities offering sophisticated radiology services. The trial has not been scheduled. If the state is unsuccessful in its action, the potential refund liability could approximate $70 million.

   The Florida Casualty Insurance Risk Management Trust Fund has deficit retained earnings of approximately $567 million. These represent long term liabilities of the state as a whole. These liabilities include claims pertaining to state employee Workers' Compensation, federal civil rights, and general and automotive liability.

   RATINGS. The state maintains a bond rating of Aa, AA, and AA from Moody's Investors Service, Standard & Poors Corporation, and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue source from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that the state is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Municipal Obligations purchased by the Fund will not be adversely affected by any such changes.

   The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, the Sponsor has no reason to believe that the information is not correct in all material respects.

                              GEORGIA RISK FACTORS

   The following brief summary regarding the economy of Georgia is based upon information drawn from publicly available sources and is included for purposes of providing information about general economic conditions that may or may not affect issuers of the Georgia obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents.

   ECONOMIC OUTLOOK. Georgia's recovery from the economic recession of the early 1990s has been steady and is better than regional trends. The nation's economy expanded by 3.7% in 1998, while Georgia's economy increased considerably more, with the state's real Gross State Product ("GSP", inflation adjusted) jumping by 5.8%. The 1999 forecast anticipates that Georgia's real GSP will grow by 3.5%, significantly less than in 1998, but higher than the expected rate of growth in the national Gross Domestic Product (2.4%). While this recovery does not meet the explosive patterns set in past cycles, recent data reveal that Georgia ranks among the top six states in the nation in employment and total population growth.

   The state's personal income rose by 6.9% last year, compared with the 1997 increase of 6.5%. Higher employment was the most important factor in 1998 income gains, but a tight labor market ensured that wage and salary increases also contributed substantially to income growth. This reverses the pattern of the first five years of the current expansion, when wages and salaries lagged behind increases in the number of jobs, causing personal income to rise less rapidly than expected. Georgia's above-average gain in personal income, at a rate even higher than the state's above-average rate of population growth, will help lessen the diminishing gap between the state's per capita personal income and that of the nation.

   Total employment in Georgia grew by 3.3% in 1998, compared with the 34.6% gain in 1997. In contrast, the state's labor force increased by only 2.9% this year, indicating further tightening of the labor market. During 1998, the state's total employment averaged 3.85 million, up from 3.73 million in 1997. Preliminary figures for March 1999 indicate that employment reached 3.87 million and growth is expected to be above average again through the rest of the year.

   Although prospects are best for services, the outlook for the other sectors of the Georgia economy varies. Growth in the transportation, communications and public utilities sector will come from cyclical gains, the stimulative effects of deregulation and the opening of new markets by technological advances. Wholesale and retail trade will see above-average growth, and finance, insurance and real estate will expand moderately. Slow growth is forecast for manufacturing and government, and activity in construction and mining will decline moderately.

   The 1997 and 1998 annual average unemployment rates (not seasonally adjusted) for Georgia were 4.5% and 4.2%, respectively, as compared to the national unemployment rates of 4.9% and 4.5%. Georgia's unemployment rate has decreased every year since 1992 and averaged 4.0% during the first three months of 1999.

   Because labor markets will remain stable, wages are not expected to climb faster in Georgia than in the nation as a whole. Georgia's per capita personal income grew by 4.8% to $25,020 in 1998, compared to the 4.3% increase the previous year. The state currently ranks twenty-third in the nation in per capita personal income and third among the twelve states of the Southeast region after Virginia and Florida. The national average increase in per capita personal income was 4.4% during 1998, down from 4.7% in 1997.

   The State's annual rate of population growth is dipping slightly--from 2.1% in 1996, to 2% in 1997, to 1.9% in 1998. Georgia's total population, however, will continue to grow faster than any state outside of the Rocky Mountain region, at almost twice the national rate of about 1% annually. The State's population has risen by 18.0% since 1990, more than twice the rate of the nation as a whole. The Census Bureau estimates that in July 1998 Georgia's population reached 7.46 million and will exceed 7.8 million by the end of 1999, a gain of 145,000 over the previous year.

   REVENUES AND EXPENDITURES. Total revenues in Fiscal Year 1998 (ended June 30) reached $23.20 billion, including $1.46 billion carried over from Fiscal 1997. The state General Fund accounted for $13.15 billion of these collections, an increase of 4.3% over Fiscal 1997. The top revenue producers were the personal income tax and the general sales tax, together accounting for about 75% of state income. All other categories of income showed increases during Fiscal 1998 except for non-business licenses and permits and lottery proceeds. General Fund revenues were offset by $12.47 billion in General Fund spending (up 4.8%), leaving a $676.8 million balance at the end of Fiscal 1998. Overall governmental expenditures totaled $21.75 billion, generating a surplus of $1.45 billion for use the next fiscal year.

   State income growth estimates during Fiscal 1999 are based upon cyclical gains, an expected loss from the elimination of the State's sales tax on eligible food and beverages (effective October 1, 1998), and an expected boost from changes in the federal capital gains tax. Total revenue collections in Fiscal 1999 are projected to rise by 4.8%. Through March 1999, the Georgia Department of Revenue has collected $7.76 billion in their major tax categories, up $685 million over the same period in Fiscal 1998. The largest increases occurred in the estate tax and the individual income tax, up 59.5% and 13.3%, respectively.

   DEBT MANAGEMENT. The Georgia Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

   The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

   Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.

   As of October 31, 1996, Georgia had authorized total aggregate general obligation debt of $7,995,920,000. In the amended Fiscal Year 1996 and 1997 appropriations, $495,450,000 in general obligation debt was authorized. For Fiscal 1998, the Governor recommended $508,800,000 in bonds, the proceeds of which are to be used for various planned capital projects of the State, its department and agencies. Total direct obligations issued for fiscal years ended June 30, 1975 through June 30, 1997 was $8,189,495,000. Georgia has no direct obligations authorized but unissued during that period.

    Georgia's total outstanding debt as of October 31, 1996 was $4,727,630,000. Georgia's aggregate fiscal year debt service on all outstanding bonds as of October 31, 1996 is approximately $7.15 billion.

   Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. An adverse final decision could materially affect the State's governmental operations and, consequently, its ability to pay debt service on its obligations.

   BOND RATINGS. State of Georgia general obligation bonds are currently rated as follows: Standard & Poor's Ratings Services, AAA (upgraded from AA+ on July 29, 1997); Moody's Investors Service, Inc., Aaa; and Fitch IBCA, Inc., AAA.

                               HAWAII RISK FACTORS

   Hawaii's labor markets continued to improve in 1998. Civilian employment expanded by 1.2% in the first eleven months of 1998 over the same period in 1997. Civilian employment has been growing steadily for the last four quarters. Unemployment has declined. As of November 1998, the monthly number of those employed had declined by 650 or 9.5% from the same time in 1997. Hawaii's average unemployment rate of 5.9% was down from 6.5% experienced in the first eleven months of 1997.

   Although overall the labor market has improved, nonagricultural wage and salary jobs continue to fall. As of November 1998, nonagricultural wage and salary jobs were 0.9% lower than in the same period in 1997. This has continued for about three years. It appears that the number of self-employed may be rising as those laid off start their own businesses. There was a 2.8% growth in the number of self-employed from 1996 through 1997. The largest declines of employment occurred in construction (-4.7%), manufacturing (-3.0%), and finance, insurance and real estate (-2.8%).

   In the public sector, federal government jobs fell by 1.0% through November 1998 relative to the same period in 1997. At 30,350, the number of third quarter federal government jobs was just slightly above the level last seen in 1980. In contrast, state and local government jobs both increased over the period by about 1.0%.

   Agricultural wage and salary jobs increased 7.0% from November 1997 to November 1998. This brings the total number of jobs in this sector to 7,650. The largest growth has been in the City and County of Honolulu. Agricultural wage and salary jobs in sugar and pineapple remained relatively flat; most of the growth occurred in diversified agriculture.

   Personal income has been one of the bright spots in Hawaii's economy because growth has remained strong at above 2.0%. Annual personal income growth was at 2.2% during the first half of 1998 compared to the same period in 1997. This is a somewhat slower rate of growth than the 2.6% growth in 1997 as a whole.

   General Fund revenue grew by 5.8% from November 1997 to November 1998. For fiscal year 1999, general fund revenues have increased by 4.6%. The single largest source of general fund revenue, general excise tax receipts, grew by 1.3% during 1998. This is an improvement from the 1997 decline of 2.5%. In early 1999, general excise tax receipts were growing 4.2%.

   Growth in general fund revenue has been largely due to increased in net individual income tax receipts, which grew by 12.1% from the January-November 1997 period to the same period in 1998. Much of the growth in early 1998 reflected lower refunds as a result of a reduction in maximum withholding rates that applied in 1997. Refunds fell by 15.4% in the first eleven months of 1998.

   During the first quarter of fiscal year 1999, net individual income tax revenues grew by 1.8% over the same period in 1998. Declaration of estimated taxes during this period grew by 23.4%. This strong growth seems consistent with growth in the proprietors' income portion of personal income and the suggestion that self-employment is rising in Hawaii.

   TOURISM IS A BIG PART OF HAWAII'S ECONOMY. Visitor arrivals in 1998 declined for the first time since 1993. The total number of visitor arrivals fell by 2.0% from November 1997 to November 1998. There was a drop of 10.4% in eastbound arrivals.

   Total general obligation bonds outstanding as of July 1, 1998 was $3.369 billion. The State's total principal amount of outstanding indebtedness as of July 1, 1998 was $7.189 billion. General obligation bond per capita debt for fiscal year 1999 is estimated at $3,164 million.

   General obligation bonds are rated A+ by Standard & Poor's.

                               KANSAS RISK FACTORS

   ECONOMIC OUTLOOK. Kansas, a largely rural state with a population of 2.6 million, experienced another year of strong economic growth in 1998. Stability in durable goods manufacturing, coupled with healthy performance in the service, construction and trade industries, sustained the state's economic growth throughout the year. Data available for 1998 suggest that the Kansas economy continued its expansion, with job growth and personal income falling only slightly below 1997 figures.

   With more than 90% of Kansas' land area dedicated to crop and livestock production, agriculture is one of the most important sectors of the state economy. Kansas leads the nation in wheat and sorghum production, generates about 20% of the nation's cattle for slaughter, and is a major producer of sunflowers, hay and soybeans. During 1997, however, crop prices were down from previous years, agricultural production was valued at only $2.7 billion (dropping from $3.1 billion in both 1996 and 1995), and farm employment fell 11.7%. Despite these setbacks, total farm earnings grew by 0.6% in 1997, and farmers set new records for wheat, corn and soybeans. During 1998, agricultural employment estimates show a 12.0% decline, and personal income from farming is projected to have fallen 15%. In 1999, the farm economy is expected to remain soft, but production should continue to increase slowly and farm income is expected to turn around and post 2.0% growth.

   Other key components of the Kansas economy are manufacturing, telecommunications and health services. No single industry experienced large employment gains during 1998, but all sectors did exhibit stable, modest growth. The greatest percentage gains occurred in Kansas' aircraft industry (including Boeing, Raytheon, Cessna and Learjet), which increased by 5.6%, despite summer layoffs at Boeing's Wichita plant (manufacturing in general grew 2.7%). Services and trade, the two largest areas of employment in Kansas, experienced 4.0% and 3.2% growth during 1998, enabling the state to create over 53,000 new jobs. During 1999, nonfarm employment is expected to increase by only 2.0%, about half of the 1998 increase.

   Kansas lead the Great Plains region in per capita personal income growth during 1998 with a 5.3% gain. Bolstered by the strength of the construction and durable goods manufacturing industries, per capita personal income rose to $24,014 or 95% of the national average ($25,298). Although its 5.3% growth rate outpaced the 4.7% national growth rate during 1998, the state's per capita personal income gain is expected to be somewhat lower at 4.1% during 1999.

   Slow population growth (1.1% in 1998), combined with steady employment growth, has continued to push the state's unemployment rate lower each year, leaving many sectors to battle for workers. During 1998, Kansas' average unemployment rate fell to 3.6%, down slightly from 3.8% in 1997. Nationally, the average unemployment rate was a percentage point higher, at 4.5% and 4.9% in 1998 and 1997, respectively. Projections for 1999 unemployment rates range from 3.8% to 4.0%, when labor force growth is expected to exceed employment growth for the first time in several years.

   During 1999, a slowdown of national economic growth will tend to dampen the growth rate of the Kansas economy. Although the U.S. economy is expected to remain relatively healthy with modest growth, low inflation and low unemployment, the continuing Asian economic crisis is expected to have a substantial negative impact on U.S. exports, especially large capital goods. Most significantly, Boeing is anticipating large-scale layoffs during the year because of an eroding order base and ongoing manufacturing bottlenecks resulting from a major corporate restructuring following the merger with McDonnell-Douglas Aerospace. Overall, however, the state's growth rate will be buoyed by continued strength of the construction, trade and services sectors.

   REVENUES AND EXPENDITURES. During 1990, the Kansas legislature enacted legislation establishing minimum ending balances for the State General Fund to ensure financial solvency for the state. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5% of expenditures and demand transfers. The act also provides that the Governor's budget recommendations and legislative-approved budget must adhere to the balance targets.

   Fiscal Year 1998 began with a $527.8 million balance in the General Fund. General Fund revenues totaled $4.02 billion, up 9.2% over the prior year. The largest single contributor to the General Fund is the income tax, with over $2 billion in receipts, followed closely by excise taxes, totaling $1.7 billion. Total General Fund expenditures amounted to $3.8 billion for the year, leaving an ending balance of $756.3 million. This balance represents 19.2% of expenditures and demand transfers, more than double the targeted amount. Among the factors which impacted this higher-than-expected surplus are $52.6 million in revenues above estimated receipts.

   The Fiscal Year 1999 budget anticipates net General Fund receipts of $4.1 billion, a 1.4% increase over FY 1998. This amount reflects a slight decrease in income taxes and a slight increase in excise taxes. FY 1999 General Fund expenditures are expected to rise by 11.1% to $4.2 billion. Despite the large increase in expenses, the General Fund ending balance for Fiscal Year 1999 is expected to equal 14.5% of expenditures and demand transfers or $611.8 million. This large surplus estimate anticipates receipt of the first installment of proceeds from the tobacco companies lawsuit settlement.

   The Governor's revised Fiscal Year 2000 budget projects moderate increases in revenues and expenditures. General Fund receipts from income tax are estimated at $1.9 billion, while excise taxes are expected to bring in $1.8 billion. Total receipts in the General Fund are projected to be $4.2 billion, up 3.7%. In conjunction with $15.1 million in planned tax reductions and another payment from the expected tobacco settlement, $4.8 billion in total revenues are expected to be available during FY 2000. Recommended expenditures total $4.4 billion (up 4.6%), leaving the state a projected $423.1 million (9.6%) surplus at the end of the fiscal year.

   The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while "master lease" and "third-party" financing pays for most capital equipment. The Kansas Constitution provides for the issuance of general obligation bonds subject to certain restrictions, but no bonds have been issued under this provision for many years. No other provision of the Constitution or state statute limits the amount of debt that can be issued. As of June 30, 1997, the state had authorized but unissued debt of $155,015,000, and again during 1998, Kansas had the lowest per capita debt among the 50 states.

   RATINGS. Although the State of Kansas has no general obligation debt rating, it seeks an underlying rating on specific issues of at least AA- from Standard & Poor's Ratings Services and A1 from Moody's Investors Service, Inc. In October 1997, Standard & Poor's assigned an issuer credit rating of AA+ to Kansas. This credit rating reflects the state's credit quality in the absence of general obligation debt. The underlying ratings for the most recently issued revenue bonds were A1 and AA- from Moody's and Fitch, respectively.

                              KENTUCKY RISK FACTORS

   ECONOMIC OUTLOOK. The Commonwealth of Kentucky is a modern industrial state, with manufacturing accounting for about one-fourth of the Commonwealth's total gross product. The Commonwealth has a strong industrial base of steel, aluminum, chemicals and machinery production, driven by massive water resources, low cost electric power and extensive barge transportation. Kentucky is located within 600 miles of two-thirds of the nation's population. The Commonwealth is a rail center for mainline services of several railroads, with service between the Great Lakes gateways and the Gulf of Mexico. In addition, Western Kentucky is at the heart of the nation's inland waterways and riverport system, standing at the junction of the Upper and Lower Mississippi, the Ohio River, and the Tennessee-Tombigbee navigation corridors.

   During 1998, the Kentucky and national economies made a strong showing. Employment in the Commonwealth grew 2.2% that year, mirroring national growth. To achieve this growth rate, Kentucky added roughly 37,000 jobs, matching its 1997 job growth rate.

   The strong performance in the Kentucky economy in 1998 was due in part to a growing manufacturing sector. Manufacturing employment increased by 1,700 jobs in 1998. The more rapidly growing manufacturing industries included wood and furniture products and plastic products. Large declines were also experienced in this sector, especially in the apparel and textile industries, which tend to be volatile because they are low-wage industries and their jobs often migrate to regions with low-cost labor. During 1998, both of these industries relocated many of their jobs to the Caribbean.

   Other major industry groups also posted employment gains during 1998. The services and retail trade sectors, Kentucky's largest employers, accounted for the most job growth again this year. Services industry employment increased by 3.1%, accounting for 13,400 new jobs, with business and health services leading the way. The retail trade industry grew at a rapid 2.5% rate, adding 8,400 jobs.

   Kentucky has led the U.S. in coal production in recent decades and exceeds the total production of all but seven countries around the world. Principal minerals produced in order of value are coal, crushed stone, natural gas and petroleum. Other minerals produced in Kentucky include sand and gravel, cement, ball clay, natural gas liquids and lime. The mining sector of the Commonwealth's economy provides only about 1% of total nonfarm employment, however, and coal mining employment did not grow at all during 1998.

    The Commonwealth's unemployment rate for 1998 averaged 4.6%, down from 5.4% in 1997, while the United States averaged 4.5% in 1998 and 4.9% in 1997. During the first four months of 1999, Kentucky has averaged 4.5% unemployment.

   In addition to its employment gains in 1998, Kentucky's economy performed well in terms of income. Total personal income rose by 5.0% compared to the U.S. average of 5.2%. In terms of per capita personal income, however, Kentucky rose to $21,506 in 1998, up from $20,657 in 1997. This gain represents 4.6% growth, compared to the Commonwealth's 4.0% gain in 1997 and the nation's 4.4% growth. Kentucky's per capita personal income is currently 81% of the national average ($26,412), enabling the Commonwealth to retain its 26th place ranking among the fifty states.

   The University of Kentucky Center for Business and Economic Research projects that the rate of growth in the Kentucky economy will exceed the national growth rate slightly during 1999-2001, mainly because the Commonwealth is expected to experience only a small job loss in its manufacturing sector, while manufacturing jobs nationally are forecast to decline sharply. Growth in gross state product, which is a measure of the value of all the Commonwealth's goods and services, is projected to average 2.2% annually over this period, while employment growth is forecast to average 1.6% annually. All major industry groups besides manufacturing and mining are expected to add jobs between 1999 and 2001.

   Moderate job growth is forecast to lead to wage and salary income gains of 1.8% per year for the forecast period, with a total income growth rate of 1.4% annually. Employment and income growth is projected to encourage net migration into Kentucky and yield an expected yearly population increase in the Commonwealth of 0.7%. Overall, job growth in Kentucky is expected to exceed national job growth, while population growth should be slower in Kentucky than in the United States as a whole.

   REVENUES AND EXPENDITURES. Total General Fund revenues for Fiscal Year 1998 (ended June 30, 1998) were $6.15 billion, $14 million more than the budgeted estimate. General Fund revenues increased by 8.5% over FY 1997 revenues. This amount includes $6.0 billion in tax and non-tax receipts and $138 million in Operating Transfers. Receipts increased during FY 1998 despite the effects of an increase in the standard deduction from the individual income tax from $900 in 1997 to $1,200 in 1998. The deduction will increase again to $1,500 in 1999 and $1,700 in 2000.

   Sales and use tax receipts continued to perform well during Fiscal Year 1998, jumping 9.7% over the previous year's revenues. Receipts in this category totaled 35% of all General Fund revenues or $2.16 billion. Revenues from the individual income tax (almost 40% of total General Fund collections) grew by 9.7% to $2.42 billion in FY 1998, compared to 6.3% growth during FY 1997. Corporate income tax receipts improved by 14.0% during FY 1998, after falling 16.5% two years earlier. Property taxes experienced a loss in FY 1998 (-13%) after only small gains during FY 1997. On a GAAP basis, Kentucky's General Fund revenues totaled $11.60 billion during the past fiscal year.

   Growth in Kentucky's Road Fund has been fairly consistent for the past several years. During Fiscal Year 1998, receipts in the Road Fund grew by 7.5% to $1.01 billion. The majority of this Fund is composed of the motor fuels tax at $396.1 million (1.4% growth) and the motor vehicle usage and rental tax at $366.8 million (7.4% growth).

   Appropriations and expenditures from the General Fund during Fiscal Year 1998 totaled $5.96 billion, a 5.5% increase over FY 1997. Of these appropriations, $2.69 billion or 45% was spent on education and humanities, $1.37 billion or 23% on general government and $1.12 billion or 19% on human resources. On a GAAP basis, Kentucky's General Fund expenditures totaled $10.64 billion during the past fiscal year, leaving a $960 million balance.

   The Kentucky Auditor of Public Accounts has published the following adjusted revenue estimates for Fiscal Years 1999-2000. General Fund revenues are expected to reach $6.22 billion in FY 1999, up 3.8%; and $6.49 billion in FY 2000, up 4.4%. General Fund expenditures during the same years are expected to total:
$6.18 billion in FY 1999, up 1.8%; and $6.50 billion in FY 2000, up 5.1%. Of these appropriations, approximately 60% will be used for education (general and post-secondary), 10% for Medicaid, 9% for human services and 4% for corrections.

   DEBT MANAGEMENT. General obligation bonds are issued through the State Property and Buildings Commission, subject to general referendum approval (for bonds over $500,000), as required by the Kentucky Constitution. General obligation bonds pledge the full faith, credit and taxing power of the Commonwealth and denote application of specific or general tax revenues to provide payment of principal and interest requirements on the debt. No new bonds of this type have been issued since 1965, and none are outstanding or authorized but unissued as of June 30, 1998.

    BOND RATINGS. Because it currently has no general obligation debt outstanding, the Commonwealth of Kentucky is not rated by Moody's Investors Service, Inc. or Fitch IBCA, Inc. Standard & Poor's Ratings Services has awarded Kentucky an implied credit rating of AA.

                             LOUISIANA RISK FACTORS

   ECONOMIC OUTLOOK. Louisiana has experienced more than ten consecutive years of employment growth and, during the 1990s, employment has grown faster than the national average. Louisiana's economy started 1998 at a good pace, largely because of a boost in income from the oil and gas extraction. In these industries, technological innovation has lowered production costs, spurring a surge in higher-paying jobs in these sectors and in related sectors, including industrial construction, shipbuilding, fabricated metals and machinery manufacturing. Late in 1998, however, oil prices fell, offsetting some of the gains from the early part of the year and causing the overall pace of the state's economic growth to slow.

   Louisiana's services sector is substantially larger than the energy sector, accounting for the largest number of jobs in the state. This sector continues to expand at a rapid pace, pushed substantially by tourism-related businesses of hotel/motel, amusement and recreation, and gaming, as well as healthcare services. These areas employ more than 27% of the state's nonfarm workers, and they added approximately 2.4% more employees (about 12,000 workers) during 1998, only marginally slower than the previous year's growth. Louisiana's services sector should continue to experience moderate growth for the next few years. Tourism, however, may begin to suffer if major improvements are not made to the New Orleans airport, enabling more direct flights to keep pace with expanding convention and hotel facilities. According to Louisiana's Department of Tourism and Trade, the state is expected to attract almost 27 million visitors in 1999, continuing 1998's 3% growth rate.

   Although factories employ only about 10% of Louisiana's nonfarm workers, the state's manufacturing sector is important because many of its industries are capital intensive and thus high-value-added and high-wage. More than 30% of Louisiana's nondurables employment is in the chemical industry. Although this industry showed little employment growth during 1998, 1999 promises new expansion. Currently, the state's chemical industry is reaping the benefits of the low prices for oil and natural gas. Employment should grow during 1999 as four chemical companies plan to invest $639 million to build three new plants and expand an existing plant.

   Employment growth weakened during 1998 in the state's transportation equipment industry, which makes up about 28% of Louisiana's durables factory jobs. The outlook is brighter in 1999 because large projects, particularly those that service offshore energy extraction and the military, will be coming on line. Avondale Industries, a Louisiana shipbuilder, was recently awarded a contract to design an upgrade of U.S. Coast Guard ships, aircraft, and command and control systems. In the long term, this contract will be very beneficial to the state. A critical shortage of skilled workers has constrained growth in this industry, but transportation equipment manufacturers are addressing the problem by, for example, building training centers to create more skilled workers. Looking ahead through the end of 1999, manufacturing--especially capital-intensive industries, should perform well if labor problems can be solved.

   The state's total employment during April 1999 is estimated at approximately 1,950,000, growing 0.6% over the previous twelve months. The state's labor force tends to grow more slowly than its employment, but for the year through April 1999 it decreased by nearly 4%. Louisiana ranks near the bottom among all states in terms of total labor force participation, with only about 56% of the civilian population employed.

    The state's unemployment rate for 1998 averaged 5.7%, down from 6.1% in 1997, while the United States averaged 4.5% in 1998 and 4.9% in 1997. During the first few months of 1999, the state's unemployment has been falling, averaging 4.6% in April.

   Louisiana's per capita personal income reached $21,346 in 1998. This gain represents its second year of 4.3% growth. The state's per capita personal income is currently 81% of the national average ($26,412). In 1998, Louisiana's growth rate was comparable to the nation as a whole (4.4%), and the state retained its 41st place ranking among all the states in terms of per capita personal income.

   REVENUE AND EXPENDITURES. The Louisiana Revenue Estimating Conference (the "Conference") was established by Act No. 814 of the 1987 Regular Session of the Legislature and given constitutional status in 1990 (Article VII, Section 10 of the State Constitution). The Conference was established to provide an official forecast of anticipated state revenues upon which the executive budget shall be based, to provide for a more stable and accurate method of financial planning and budgeting and to facilitate the adoption of a balanced budget as is required by Article VII, Section 10(E) of the State Constitution. In developing the official forecast, the Conference can only consider revenues that are projected to accrue to the state as a result of laws and rules enacted and in effect during the forecast period. The Conference is prohibited from including revenues which would be raised by proposed legislation or rules. During the 1990 Regular Session of the Louisiana Legislature, a constitutional amendment was approved (Act No. 1096), granting constitutional status to the existence of the Revenue Estimating Conference without altering its structure, powers, duties or responsibilities which are currently provided by statute.

   The Conference is required to prepare and publish initial and revised estimates of money to be received by the General Fund and dedicated funds for the current and next fiscal years which are available for appropriation. All Conference decisions to adopt these estimates must be by unanimous vote of its members who meet four times annually: October 15, January 1, the third Monday in March and August 15. The most recently adopted estimate of money available for appropriation shall be the official forecast. Appropriations by the Legislature from the General Fund shall not exceed the official forecast in effect at the time the appropriations are made.

   Fiscal Year 1998 General Fund revenues totaled $4.27 billion, a 5.8% or $265 million decrease from FY 1997 receipts. Total collections for all governmental fund types (General, special revenue, debt service and capital projects) reached $12.48 billion during FY 1998, a 0.2% decrease from the previous year. The largest source of these receipts was the federal government, at 36% of the total. Sales tax collections amounted to 18% or $2.24 billion of all receipts, up 1.2% over FY 1997 income. Individual income tax revenues increased substantially again in FY 1998, due mainly to Louisiana's improving economy and the growth of personal income. Income taxes accounted for 14.3% of the state's total revenues, gaining 8.1% over the previous year. Additional sources of revenues include motor vehicle fuel taxes (3.7%), gaming taxes (3.4%) and corporate and public utility taxes (2%).

   Total expenditures for the governmental fund types reached $11.36 billion during Fiscal Year 1998. Decreases in the health and welfare category, which dropped by 11.6% from FY 1997 spending to $4.09 billion, reflect the continuing decrease in Medicaid funding. More important for FY 1998, however, is a large decrease due to moving the state's charity hospitals from the General Fund to another non-governmental fund type (the College and University Fund type), effective July 1, 1997.

   Other expenditures for the governmental fund types include the following: education, $3.05 billion (up 7% over FY 1997 expenditures); capital outlay, $833 million (up 30%); general government, $805 million (up 11%); corrections, $437 million (up 7%); debt service, $427 million (down 58%); and transportation and development, $277 million (up 13%). The unreserved/undesignated general fund ending balance for Fiscal Year 1998 (ended June 30, 1998) was $94.2 million.

   Only local governmental units levy ad valorem taxes at present. Under the 1921 State Constitution, a 5.75 mills ad valorem tax was being levied by the state until January 1, 1973, at which time a constitutional amendment to the 1921 Constitution abolished the ad valorem tax. Under the 1974 State Constitution, a state ad valorem tax of up to 5.75 mills was provided for but is not presently being levied. The property tax is underutilized at the parish level due to a constitutional homestead exemption from the property tax applicable to the first $75,000 of the full market value of single family residences. Homestead exemptions do not apply to ad valorem property taxes levied by municipalities, with the exception of the City of New Orleans. Since local governments are also prohibited from levying an individual income tax by the Constitution, their reliance on state government is increased under the existing tax structure.

   DEBT MANAGEMENT. The Louisiana Constitution of 1974 provides that the state shall have no power, directly or indirectly, through any state board, agency, commission or otherwise to incur debt or issue bonds except by law enacted by two-thirds of the elected members of each house of the legislature.

   LRS 39:1365(25) limits the legislative authorization of general obligation bonds and other general obligations secured by the full faith and credit of the state by prohibiting total authorized bonds from exceeding an amount equal to two times the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years prior to such authorization.

   LRS 39:1402(D) also limits issuance by the Louisiana State Bond Commission of general obligation bonds or other general obligations secured by the full faith and credit of the state. The highest annual debt service requirement for the current or any subsequent fiscal years for general obligation debt, including the debt service on any bonds or other obligations that are proposed to be sold by the Louisiana State Bond Commission, may not exceed 10.20% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to the issuance being proposed. As of June 30, 1998, total net state tax-supported debt was $301,183,212, which represents 4.62% of the debt issuance limitation.

   During Fiscal Year 1998, Louisiana's debt service expenditures accounted for 3.8% of general governmental expenditures, compared to 5.57% during FY 1997. Total general obligation bond and note principal balances on June 30, 1998 are as follows: general long term debt, $1,834,894 in principal (3.5-10.7% interest rates, maturing 2018); higher education, $767,000 in principal (3-6% interest rates, maturing 2003); and Charity Hospital of New Orleans, $100,000 in principal (3.6-5.0% interest rates, maturing 1999).

   The Omnibus Bond Authorization Act of 1996 provides for the repeal of state general obligation bond authorizations for projects no longer found feasible or desirable. As a result, there were no authorized but unissued bonds outstanding on June 30, 1998.

   BOND RATING: State of Louisiana general obligation bonds have been given the following ratings: Standard & Poor's Ratings Services, A-; Moody's Investors Service, Inc., A2; and Fitch IBCA, Inc., A. There can be no assurance that the economic conditions on which these ratings were based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

                               MAINE RISK FACTORS

   ECONOMIC OUTLOOK. The State of Maine, which includes nearly one-half of the total land area of the six New England states, has a population of approximately 1,242,000. One of Maine's greatest impediments to faster economic growth is slow population gains (0.3% in 1997, 0.2% in 1998 and similar gains expected through 2001). Furthermore, Maine's economy is based in large part on the its natural resources--fishing, farming, forestry and tourism. The nature of these industries has meant that a significant portion of the state's employment opportunities are seasonal and overall earnings lag behind national averages. If migration patterns change over the next few years, as expected by the Census Bureau, combined with low unemployment rates, the Maine economy will show increased expansion over the next few years.

   The largest industries in Maine in 1998 were services (164,000 jobs) and retail and wholesale trade (141,900 jobs), followed by government (92,200 jobs) and manufacturing (87,000 jobs). Maine's overall employment growth remained steady at 2.0% during 1998 and 1997, despite slower population growth. As measured by employment as a percentage of working age population, Maine's labor participation rate is very close to the record high 69% measured in 1989, at the peak of the eighties economic boom.

   Nonfarm employment has risen consistently in the past three years, gaining about 11,500 jobs each year since 1996. During 1998 there were 553,500 nonfarm jobs, with gains largely in services (especially social services, business services and health services) and with moderate growth in wholesale and retail trade and in the financial, insurance and real estate sector. Employment in government and manufacturing, however, lost a combined 1,200 jobs. Although manufacturing represented around half of all nonfarm jobs in the middle of the century, this sector currently holds only about 15% of total employment and has been losing jobs steadily since 1989. Loss of manufacturing jobs will continue to be a significant problem for the state, particularly in the western region, where 25-35% of all employment is in the leather, textiles, apparel and wood products industries.

   Maine's unemployment rate has continued to stay near or below the national average for several years. The state averaged 4.4% in 1998, up from 5.4% in 1997 and 5.1% in 1996. Nationally, unemployment averaged 4.5% during 1998, with 4.9% and 5.4% unemployment rates in 1997 and 1996, respectively. Maine's unemployment rate is projected to hold steady at about 5.0% through 2001.

   According to the Maine State Planning Office, average per capita personal income in Maine increased by 4.7% to $21,928 in 1997, down from 4.9% growth in 1996. Although Maine's per capita personal income is 86.7% of the national average ($25,298), it ranks lowest among the six-state New England region. The state's personal income is expected to have increased by 5.7% in 1998 and then level off at 5.3% for the following three years.

   Despite limited economic growth and loss of employment in some sectors, Maine anticipates to continue its recent performance during 1999. Employment is expected to increase by 1.0%, personal income is projected to rise 5.1%, retail sales will continue to be strong with 4.8% growth, and unemployment is expected to average 4.6%.

   REVENUES AND EXPENDITURES. Maine closed Fiscal Year 1998 with a $78.9 million surplus in general fund revenues, $18.9 million more than the FY 1997 surplus. In accordance with state law, a portion of this surplus will be transferred to the Retirement Allowance Fund to decrease the unfunded liability of the state pension system. In addition, $63.0 million of the surplus will be set aside for a final payment to the state's Tax Relief Fund for return to taxpayers. This Fund has been repealed effective December 31, 1998.

   Fiscal Year 1998 undedicated general fund revenues totaled $1.93 billion, up 7.2% from the FY 1997 figure. The two largest sources of revenue were the sales and use tax with 40.3% and the individual income tax with 37.6%. The remaining revenues were generated from the corporate income tax (5.3%), cigarette and tobacco tax (2.3%), lottery (2.0%), inheritance and estate taxes (1.6%) and other (10.9%).

   The state operates under a biennial budget which is formulated in even-numbered years and presented for approval to the Legislature in odd-numbered years. The Fiscal Year 1999 budget was presented by the Governor and adopted by the legislature in 1997 but has been adjusted in light of actual FY 1997 and FY 1998 receipts.

   Maine projects Fiscal Year 1999 general fund revenues to total $2.0 billion, up $81 million or 4% over FY 1998 revenues. Revenues will be obtained from the following sources: sales and use tax (38.7%), individual income tax (39.1%), corporate income tax (5.0%), cigarette tax (3.7%), lottery (2.0%), inheritance and estate taxes (0.8%) and other (10.7%). It should be noted that the dramatic increase in cigarette tax revenues ($28.5 million more than the FY 1998 figure) is due to a state law effective November 1, 1997 which was intended to double cigarette and tobacco related revenues for use in health care and smoking prevention projects.

   Fiscal Year 1998 appropriations reached $1.89 billion, $58 million above the budgeted expenses. Appropriations were made in the following areas: education (49.2%), health and human services (30.2%), general government (13.9%), natural resources (2.2%), economic development (1.7%), public protection (1.0%), transportation (0.8%) and other (1.0%).

   Budgeted FY 1999 appropriations are similar to FY 1998 appropriations, with the following notable changes: capital construction will decrease by $5.6 million to $2.2 million; property tax program costs will increase from $2.2 million to $57.2 million due in part to a new Homestead Property Tax Exemption; total education appropriations will grow by $76.1 million to $1.0 billion; appropriations for medical care will increase 47% to $205.9 million, causing total heath and human services expenses to grow to $703.9 million; and transportation appropriations were slashed $12.1 million to $3.3 million.

   Total Fiscal Year 1999 appropriations are projected to be $278.6 million or 14.8% greater than FY 1998 appropriations. Even with a 4% increase in revenues, Maine projects a $78.6 million deficit in FY 1999. When combined with the FY 1998 surplus of $78.9 million, the state expects to finish the FY 1998-99 budget biennium with a positive balance of $330,700. FY 1999 and the current budget biennium will end on June 30, 1999.

   DEBT MANAGEMENT. The Constitution of the State of Maine provides that the Legislature shall not create any debt which exceeds $2,000,000 except to suppress insurrection, to repel invasion or for purposes of war except when two-thirds of the Legislature and a majority of the voters authorize the issuance of debt. The Constitution also provides that tax anticipation loans must be repaid during the fiscal year of issuance. Constitutional amendments have been adopted which also allow the Legislature to authorize the issuance of bonds to insure payments on revenue bonds of up to $4,800,000 for local public school building projects; in the amount of up to $4,000,000 to guarantee student loans; to insure payments on up to $1,000,000 of mortgage loans for Indian housing; to insure payments on up to $4,000,000 of mortgage loans or small business loans to war veterans; and to insure payments on up to $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. This last authorization has been limited statutorily to a maximum of $87,500,000 available for issue through the Finance Authority of Maine.

   Revenue bonds are issued by the Maine Health and Higher Education Facilities Authority to finance hospitals and other health care facilities. The revenues of such facilities consist, in varying but typically material amounts, of payment from insurers and third-party reimbursement programs, including Medicaid, Medicare and Blue Cross. The health care industry in Maine is becoming increasingly competitive. The utilization of new programs and modified benefits by third-party reimbursement programs and the advent of alternative health care delivery systems such as health maintenance organizations contribute to the increasingly competitive nature of the health care industry. This increase in competition could adversely impact the ability of health care facilities in Maine to satisfy their financial obligations.

   Further, health care providers are subject to regulatory actions, changes in law and policy changes by agencies that administer third-party reimbursement programs and regulate the health care industry. Any such changes could adversely impact the financial condition of such facilities.

    BOND RATINGS. The State of Maine's general obligation bonds are currently rated as AA+ by Standard & Poor's Ratings Services and AA by Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.). During 1998, Moody's Investors Service, Inc. raised its rating for Maine from Aa3 to Aa2.

                              MARYLAND RISK FACTORS

   ECONOMIC OUTLOOK. Since 1989, the State of Maryland has been negatively impacted by structural changes in the nation's economy, most importantly in terms of decreased defense spending and defense subcontract work, as well as reductions in federal employment. Through the mid-1990s, Maryland was consistently ranked among the bottom states in job creation. Sluggish employment growth followed severe job losses during the most recent recession, with losses in 1991-1992 of nearly 100,000 positions. During 1997, however, the state's employment situation turned around when job creation increased by 2.6%--more than the previous three years combined. During 1998, another 57,000 jobs were added to Maryland's employment base, reflecting a 2.5% annual increase, and unemployment dropped to 4.6% (the national rate was 4.5%).

   The strongest areas of new employment growth have been business services, construction and brokerages, while the weakest have been banks, utilities, government and several manufacturing industries. The service sector as a whole has been the fastest growing part of the Maryland economy, in addition to being the largest sector in terms of number of employees. During 1998, this sector accounted for 33.9% of total employment in the state but provided more than 56% of new jobs. It is expected to continue as the leading area for employment gains, with 2.6% growth projected for 1999.

   Construction employment has been strong since 1994. An important factor in this growth has been the development of the region around Baltimore Washington International Airport. This area, closely surrounded by almost 90% of Maryland's population (5.1 million in 1998), has boomed since the arrival of Southwest Airlines in 1993, with new construction at the airport itself and nearby retail and general business expansions. In addition, a growing residential market, fueled in part by generally declining interest rates and increased affordability, as well as the overall increase in office and industrial construction, has resulted in labor shortages in this sector over the past few years. Despite the labor shortages, construction employment increased by 2.3% in 1998 and should grow by at least 1.3% in 1999.

   Because of its proximity to Washington, DC, Maryland's government sector has traditionally been among the largest in the country. After two years of decline attributable to tight budgets and early retirement programs, combined local, state and federal governmental employment jumped 3.3% in 1998, totaling over 430,000 of Maryland's workers. Growth in this sector during 1999 is also expected to be strong, particularly in local governments due to increased hiring of teachers.

   During 1997, the state ranked fifth in the nation in terms of per capita personal income, averaging $28,671. This amount includes 5.0% growth for the year, the largest gain in the six state region, bringing Maryland to 113% of the national per capital personal income level of $25,298. The state's General Assembly enacted new laws during 1997 and 1998 providing for several personal income tax reductions, which should allow for continued increases in the level of per capita personal income. The Maryland Comptroller's Office anticipates 4.9% growth in 1999 and 5.2% growth in 2000.

   While Maryland's overall tax burden is below the national average, the state and local personal income tax is among the highest in the nation, even with the recent reduction from 4.95% to 4.85%. Economic data indicate that most jobs are created by small businesses, and nearly 80% of Maryland's companies are small businesses. Since many small businesses pay the personal income tax, higher state taxes directly reduce their profitability and negatively affect business decisions about location, expansion and creation of new jobs.

   Despite these setbacks, the state's healthy consumer confidence, a solid economy and robust gains in the stock market have translated into steady increases in consumer spending in Maryland. Drawn by the high per capita wealth of the area, new retailers continue to enter this market. Employment gains are expected to be moderate during the next three years, constrained in part by a lack of workers, but overall income growth is expected to continue.
   Revenue and Expenditures. Income and sales taxes comprise about 80% of the Maryland's general fund receipts. These taxes, along with transportation revenues, make up over 57% of the state's total revenue. These revenue sources are highly sensitive to economic conditions. For this reason, the state's budget is dependent on the health of Maryland's economy.

   Maryland's State Comptroller has reported that overall revenues totaled $14.1 billion for the fiscal year ending June 30, 1998. This figure represents an increase of 3.9% over revenues for FY 1997, substantially less than the 5.9% revenue growth of the prior fiscal year. During FY 1998, the individual income tax, the largest source of revenue, produced an additional 10.8% in receipts over the previous year, due to continued gains in employment, personal income and capital gains. Corporate income tax revenues increased by only 1.0% in FY 1998, after a 10.3% rise in FY 1997 that had reflected strong gains in total corporate profitability.

   The state's total expenditures reached $13.13 billion in FY 1998. This figure represents a $210 million or 1.6% increase over FY 1997 spending. Revenues exceeded expenditures by $920 million, producing only the second positive balance since 1994. The actual fund balance for the state's general fund on June 30, 1998 was $1.9 billion, an increase of $536 million over the FY 1997 general fund balance.

   Maryland's State Reserve Fund contains funds set aside to protect against unexpected revenue declines and to finance future expenses. In addition, Maryland law establishes a target of 5% of annual general fund revenues for its Revenue Stabilization Account to protect against revenue downturns and maintain the state's bond ratings. At the close of FY 1998, Maryland set aside $699 million for the State Reserve Fund, equaling 6.1% of general fund receipts.

   Fiscal Year 1998 represented the first full year of the income tax reduction enacted in 1997. This tax cut, Maryland's first in over thirty years, will be phased-in over several years beginning in tax year 1998, reducing the state's income tax rate by 5% in FY 1997 and 6% in FY 1999. In addition, personal exemptions have been mandated to increase from $1,400 in 1997 to $1,750 in 1998 to $1,850 in 1999. These tax cuts are projected to impact the general fund by $306 million in FY 1999 and $274 million in FY 2000. A proposed cigarette tax increase would add $99 million for allocation to the Reserve Fund to help pay for future years of these tax reductions, and an additional $54.3 million from a recent tobacco settlement is expected to be deposited in this fund during FY 2000 to help offset the cuts.

   Maryland's Board of Revenue Estimates expects general fund revenues, which represent approximately 55-60% of each year's total budget, to reach $8.8 billion during Fiscal Year 1999. With general fund spending set at $8.5 billion, the state projects that it will finish FY 1999 with a general fund surplus of $249 million. The FY 1999 budget estimates that $636 million or 7.2% of general fund revenues will be set aside for the State Reserve Fund.

   During Fiscal Year 2000, the Board projects general fund revenues of $9.0 billion, a 2.9% increase. General fund appropriations of $9.0 billion are anticipated, leaving a $9 million ending balance in the general fund. Approximately $622 million or 6.7% of general fund revenues are slated for the State Reserve Fund. The Maryland budget is balanced though FY 2001, and small shortfalls are projected for FY 2002 and FY 2003. These shortfalls have been reduced from previous estimates and represent only about 0.6% of the state's yearly budget.

   STATE DEBT. The public indebtedness of the State of Maryland and its instrumentalities is divided into three general types. The state itself issues general obligation bonds for capital improvements and for various state projects, for which the state ad valorem property tax is exclusively pledged for payment. In addition, for transportation purposes the Maryland Department of Transportation issues limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the state has no liability and has given no moral obligation assurance.

   In 1978, the Capital Debt Affordability Committee was created to study the state's debt structure and to recommend maximum limitations on annual debt authorizations so that the state's bond ratings can be maintained. Although the recommendations of the Committee are not binding on Maryland's General Assembly, the amounts of annual general obligation bond authorization effective for 1998 were within the limits established by the Committee.

   During Fiscal Year 1998, the following new general obligation bonds were issued by the State of Maryland: $250 million on August 14, 1997 and $250 million on March 5, 1998. Outstanding general obligation bonds totaled $3.03 billion in 1997 and $3.27 billion in 1998. In addition, the State Department of Transportation and the Maryland Transportation Authority had $850 million and $375 million, respectively, in outstanding limited obligation bonds at the close of FY 1998.

   The Committee has authorized $430 million in new general obligation bonds for Fiscal Year 1999. An additional $11.6 million from projects that have been completed, canceled or rescheduled is expected to be deauthorized and used for other purposes.

    Ratings. The general obligation bonds of the State of Maryland are rated by Moody's Investors Service, Inc. as Aaa; by Standard & Poor's Rating Services as AAA; and by Fitch IBCA, Inc. as AAA, making Maryland one of only a few states with three triple-A ratings.

                           MASSACHUSETTS RISK FACTORS

ECONOMIC OUTLOOK. The fiscal health of the Commonwealth of Massachusetts remains strong following its recovery from recession and excessive government spending in the late 1980s. The improved business climate, bolstered by substantially reduced taxes over the past few years, is in a much better position to withstand economic shocks than it was eight years ago. The economic base of the state has also diversified as reliance on traditional manufacturing and defense contracting has waned in favor of emerging technologies, high tech manufacturing, financial services and health care industries. On the whole, the Massachusetts economy is expected to continue to outperform those of the New England region and the nation into the foreseeable future.

   Economic growth at the national level has been mirrored in Massachusetts, where over 397,000 jobs have been created since the low point of the recession in 1991. The unemployment rate in the Commonwealth has fallen almost consistently from its peak of 9.6% in early 1991 to an average of 3.3% for 1998, one of the lowest rates for any large industrial state. The unemployment rate in 1998 was 4.5% for the nation as a whole. Total nonfarm employment is also at an all-time high, growing by 61,000 during Fiscal 1998 to 3.23 billion. Massachusetts' unemployment is projected to average slightly above 3% during 1999 and rise by up to a half of a percentage point in 2000.

   Improvements in the employment picture have had a positive impact on personal income for Massachusetts residents. On average, personal income growth has been almost the highest in the nation, outpacing the rate of growth in the national economy in most quarters since 1991. During 1997, Massachusetts per capita personal income grew by 5.6% to $31,207 (the national average is $25,298), giving the state the third highest personal income level in the country. Annual growth in this area is expected to drop in 1999 to 4.5% and remain at that level through the next few years.

   The Commonwealth is the third most densely populated state according to the 1990 census, but it experienced only a modest increase in population from 1980 to 1990, growing at a rate which is less than one-half the rate of increase in the United States population as a whole. Economic risks for Massachusetts include a shortage of skilled labor, low net population growth that may constrain job creation, as well as the prominence of the financial services industry coupled with a relatively high proportion of non-wage income, both of which are sensitive to the performance of the financial markets.

   Massachusetts has a diversified economic base which includes traditional manufacturing, high technology and service industries, served by an extensive transportation system and related facilities. Services, at approximately 36.4% of the state work force, was the largest employment sector in the Massachusetts economy during 1998. The greatest employment gain, however, was in construction (8.6% growth), while trade and services enjoyed growth in the 2.5-3.5% range. Employment in the finance, insurance and real estate sector has experienced strong growth since the mid-1990s, especially within the finance industry. This area of the workforce is expected to continue to expand through 2002. In fact, Massachusetts dominates the mutual fund industry with its investment companies managing more assets than in any other state.

   Through 2000, the Massachusetts economy is expected again to mirror the national economy, with moderate growth in personal income, stabilization of the unemployment rate, and a rate of inflation which is anticipated to outpace the nation by about 0.5%. The state will also continue to face risks including: a shortage of skilled labor coupled with low net population growth that will constrain job creation, and the prominence of the financial services industry such that Massachusetts could be impacted more than any other state if the financial markets suffer.

   REVENUES AND EXPENDITURES. The financial condition of Massachusetts during Fiscal Year 1998 reflects the recovery which began early this decade. The state's revenues exceeded expenditures for the eighth consecutive year, leaving Massachusetts with a $1.84 billion surplus. Furthermore, the last of the state's fiscal recovery bonds issued from the late 1980s and early 1990s to finance budgetary deficits was retired during FY 1998.

   During 1997, the Massachusetts Legislature enacted a law to raise the statutory ceiling on the Commonwealth's Stabilization (or "rainy day") Fund from 5% of tax revenues to 5% of total budgetary revenue. During 1998, this ceiling was raised to 7.5% of total budgetary revenue to further protect against the fiscal pressures of an economic downturn. Including the FY 1998 deposit of $317.4 million, the fund's balance stands at $1.16 billion, the third largest in the nation and in marked contrast to the zero balance carried in the fund during FY 1990. In addition, the state has created a Caseload Increase Mitigation Fund ($128 million) as a buffer against any future rise in welfare caseloads and an Unemployment Insurance Fund ($1.7 billion) for use in case of an economic decline.

   An expanding economy translates directly into a broader tax revenue base. Increased employment, income, housing starts and business activity directly impact income, sales, corporate, deeds and other tax collections. In Fiscal Year 1998, sales tax collections were up by more than 7%, and income tax revenues increased by 11.8% or $850 million over FY 1997. In the aggregate, tax revenues totaled $14.0 billion in FY 1998, up $1.16 billion or 9% from FY 1997, while general fund expenditures dropped to $11.2 billion, down $359 million or 3.1% from FY 1997.

   Through January 31, 1999, FY 1999 tax revenue collections totaled $8.28 billion, up 9.1% from the same period in FY 1998. Massachusetts' Department of Revenue projects that total tax receipts for FY 1999 will reach $14.0 billion, a net decrease of 0.2% over FY 1998 actual collections. The net change is due in large part to recent tax law changes, including the doubling of personal income tax exemptions and the reduction of the tax rate on interest and dividend income (described below).

   FY 2000 total revenues are projected to be $20.24 billion. Non-tax revenues are expected to reach $5.79 billion, a 1% increase from FY 1999. For the tax revenue base, the Department of Revenue figures are based upon a slowing in the growth rate based upon the assumption of moderate economic growth and low inflation. In FY 2000, the tax revenue base is expected to increase 3.9%, as compared to 5.6% in FY 1999 and 12% in FY 1998. Total tax revenues for FY 2000 are estimated at $14.46 billion, which represents a 3.3% increase over projected FY 1999 revenues and a reduction of $226 million for recent tax cuts. Proposed spending reflects a modest increase of 2.5% in FY 2000, directed largely to increased funding for local aid, education and health care. FY 2000 total expenditures are projected to be $20.4 billion.

   Among the issues which will affect revenues in FY 1999 and later years is the free renewals of driver's licenses and lifetime vehicle registrations. Beginning in 1998, licenses and registrations for non-commercial passenger vehicles are renewable automatically and free of charge. During FY 1999, revenues are projected to decline by approximately $55 million due to this legislation. An important proposal for Fiscal Year 2000 is the reduction of the tax rate for "earned" income from 5.95% to 5% over three years beginning in tax year 2000, generating an estimated $226.0 million reduction in tax collections during FY 2000.

   DEBT MANAGEMENT. Much of the Commonwealth's fiscal difficulties in the late 1980's stemmed from an escalation in state borrowing to balance operating shortfalls with bonded debt. Massachusetts' current debt-management policy has resulted in a drop in the percentage growth of outstanding general obligation debt from 29% in Fiscal Year 1991 to 2% in FY 1998. This debt-management policy included the institution of an administrative cap on capital expenditures. Strict adherence to the capital cap has reduced the annual increase in debt-service expenditures from 20% between FY 1987 and FY 1991 to 4% in FY 1998. The average annual increase in the growth of debt is projected to remain at about 4% through FY 2002, despite the burden of finishing construction of the Central Artery/Tunnel Project, scheduled for completion in 2004.

    RATINGS. Standard & Poor's Ratings Services raised its rating of general obligation bonds of the Commonwealth of Massachusetts from A+ to AA- in October 1997. The Moody's Investors Service, Inc. rating gives the state a Aa3 rating, and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) raised its rating from A+ to AA- in January 1998.

                              MICHIGAN RISK FACTORS

   ECONOMIC OUTLOOK. The recession of 1989-1992, like the recessions in the early 1980s, affected the State of Michigan more severely than the nation as a whole. Much of the state's past sensitivity to business cycles can be attributed to its concentration in and dependence upon a few core industries--most notably motor vehicle manufacturing. In 1991 alone, for example, Michigan lost more than 60,000 jobs, with about 19% of them directly attributable to losses in the motor vehicle manufacturing industry.

   Since the mid-1990's, however, Michigan has made an effort to diversify its economy and expand sectors other than durable goods manufacturing, allowing the state to experience its best economic performance in a generation. Since 1994, the state unemployment rate has remained below the national average, overall employment has risen steadily, and business relocations and expansions in the state have increased dramatically.

   While Michigan's efforts to diversify its economy have proven successful, as reflected by the fact that durable goods sector employment has fallen from 33.1% of total employment in 1969 to less than 19% in 1998, durable goods manufacturing still represents a sizable portion of the state's economy. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy and revenues of the state and some of its local governmental units. Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the state's economy is the manufacturing of durable goods.

   Since 1990, total employment in Michigan has climbed by about 660,000 jobs, and employment in the state reached an all-time high of 4.8 million in January 1999, with the work force also reaching a record 5.1 million. During 1998, approximately 85% of new jobs were created in private nonmanufacturing industries, especially business services, health care, construction and professional services. The distribution of employment growth during 1998 favored the construction, transportation and trade sectors, with 3.6%, 2.7% and 2.0% increases, respectively. And, as a signal that Michigan's economy is becoming more like the nation's, the health care industry overtook the motor vehicle manufacturing industry as the largest single contributor to the state's employment base.

   The manufacturing sector lost jobs again in 1998, showing a 0.1% decline. The composition of this sector, however, has experienced some shifting from durable to nondurable goods manufacturing, as Michigan's share of domestic motor vehicle production fell from 36% in 1982 to about 25% in 1996. Nationally, sales of cars and light trucks grew 2.9% during 1998, and vehicles produced in the United States gained an additional 2.5% of the market. Despite diversification, the Michigan economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect state revenues, and the financial impact on local units of government could be more severe in the areas where plants are closed.

   Along with the shifting emphasis away from manufacturing, Michigan has experienced a decline in personal income growth for the past few years as high-income manufacturing jobs are replaced by lower-income jobs in sectors such as services and trade. Although wages are generally lower in these industries, service and trade employment is generally more robust during economic downturns. Thus, Michigan's personal income growth is not expected to increase as dramatically as it has in the past, but it will also not suffer the accompanying income volatility. This transition should enable the state to weather future recessions better than during the 1980s and early 1990s. During 1998, the state's per capita personal income increased by 4.1% to average $24,998, while nationally the average increased 4.7% to $25,298.

   Michigan's unemployment rate dropped to 3.9% in 1998, a dramatic decrease from 10% in 1990 and the state's lowest average unemployment rate since 1969. The national average was 4.5%. In addition, low unemployment rates and job growth have caused renewed population growth for Michigan. During 1997, the state gained over 37,000 new residents, a 0.4% increase. Michigan's recent population gains reflect a steady growth which the state has not experienced in over 25 years.

   Although the job market is expected to remain somewhat tight, job growth in Michigan is projected to be between 2.0% to 2.6% during 1999 and 2000. This growth will be fueled by large gains in the service, construction and trade sectors, while manufacturing's recent declines are expected to be replaced with a 0.2% gain (despite losses in the motor vehicle industry). In addition, the state's unemployment rate is expected to hold steady at about 4.0% through 2000, while personal income is projected to experience slow to moderate increases.

   REVENUES AND EXPENDITURES. In recent years, Michigan has reduced its state governmental workforce and at the close of Fiscal Year 1998, for the sixth consecutive year, every state department finished the year under budget. Michigan's General Fund/General Purpose (GF/GP) revenues totaled $19.0 billion during Fiscal Year 1998 (ended September 30, 1998). Taxes represented approximately 56% of this amount, with revenues from the federal government (mainly the Department of Health and Human Services), adding another $6.9 billion. GF/GP spending reached $17.6 billion, leaving a year-end GF/GP balance of $1.4 billion. When adjusted to account for other funding sources and operating transfers, the state's final FY 1998 operating balance totaled $1.3 billion.

   Michigan's Budget Stabilization Fund (BSF), also known as the "Rainy Day Fund," was established in 1977 to assist in stabilizing revenue and employment during economic downturns and to maintain the state's credit rating. At the end of FY 1998, the BSF contained $1.05 billion, including a $49 million deposit and $65 million interest earned. This total, however, represents an 8.5% decrease from the FY 1997 balance because of a $212 million transfer to the School Aid Fund. This transfer is a result of the Durant settlement, stemming from a lawsuit in which 84 Michigan school districts successfully sued the state in response to inadequate educational funding with respect to State Constitutional mandates. Additional transfers of $32 million will be made annually from the BSF to the School Aid Fund during FY 2000 and each of the subsequent nine years. Also as a part of the Durant settlement, GF/GP balances for FY 1998 and subsequent years will be deposited directly into the BSF (1997 PA 142, 123 and 144).

   The State of Michigan develops its yearly budget by projecting a future available revenue baseline using a consensus revenue estimating process. Each two-year baseline is reached by agreement between the Michigan Department of Treasury and the State Senate and House Fiscal Agencies. When a fiscal year's budget is developed, this general fund revenue baseline is adjusted to reflect actual revenues from the previous and current fiscal years, as well as any expected changes in projected revenues.

   The Michigan Constitution of 1963 limits the amount of total revenues raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the state's personal income for the prior calendar year. In the event that the state's total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers.

   Preliminary baseline tax receipts are projected to grow by 4.1% during FY 1999, with total revenues growing by 3.9% to $9.15 billion. In the FY 1999 budget, however, projected overall GF/GP revenues were reduced to 2.1% growth (or $8.99 billion) in order to accommodate phased-in tax cuts and adjustments based upon actual FY 1998 receipts. The state has budgeted GF/GP spending to grow by 1.9% during FY 1999, compared to FY 1998's 2.7% increase. Gross appropriations (including capital outlay and transportation) for FY 1999 are expected to reach $32.1 billion, a 3.0% increase over the prior year's spending.

   The preliminary Fiscal Year 2000 revenue baseline projected 2.7% growth. The FY 2000 budget has since been adjusted to reflect the impact of the proposed reduction of the Michigan personal income tax rate from 4.4% to 3.9%. The impact of this adjustment to the General Fund in FY 2000 is the loss of $126 million of what would otherwise have been new revenue. Of this amount, $34 million could be recouped by the proposed repeal of the Tuition Tax Credit. Based on these assumptions, the budget's adjusted FY 2000 GF/GP revenues are now expected to total $9.07 billion. Combined with an estimated $9.07 billion in GF/GP spending, the state expects a GF/GP surplus of $200,000. The net balance from all funds, however, is projected to produce a $261.4 million operating surplus.

   DEBT MANAGEMENT. Michigan's borrowings fall into two main categories: general obligation debt and revenue dedicated debt. This second type is issued with the provision that repayment will only be made from specific dedicated revenue sources and is not a general obligation of the state. The state's long-term general obligation debt can only be issued with the approval of the voters or for the purpose of making loans to school districts. Short-term general obligation debt, which must be repaid within the fiscal year it is borrowed, may be issued with the approval of the legislature but may not exceed 15% of undedicated revenues in the prior year. As of September 30, 1997, the state's outstanding general obligation debt was $677.3 million, and the state's revenue dedicated debt was $2.7 billion. During FY 1998, $250 million in new general obligation debt was issued ($90 million in Environmental Protection Bonds and $160 million in School Bond Loans).

    RATINGS. On January 21, 1998, Standard & Poor's Ratings Service increased its rating for State of Michigan general obligation bonds to AA+. In March 1997, Moody's Investors Service, Inc. refined its rating from Aa to Aa2, which it then upgraded to Aa1 on October 16, 1998. Fitch IBCA, Inc. also upgraded its rating of AA to AA+ on April 15, 1998.

                             MINNESOTA RISK FACTORS

   Economic Outlook, The State of Minnesota economy is one of the strongest and most diverse in the nation, exhibiting a balance of industries and solid expansion. In fact, the state's job growth in nonfarm employment outpaced the nation's by about 60% between 1989 and 1998. Rapidly growing industries including business services, motion pictures and air transportation, as well as continued expansion in the state's more traditional industries, have contributed to this performance.

   Minnesota's economy continued to outperform national averages during 1998. Overall payroll employment increased 2.9% in 1998, up from 1997's 1.6% growth, to total over 2.6 million jobs. High technology industries, including printing and publishing, health and medical devices, and computer components and software are flourishing. Manufacturing, transportation, trade and services experienced moderate growth, in the 2% to 3.5% range, as Minnesota's manufactured exports increased rapidly. During 1997 the state's top three export industries--industrial machinery, scientific instrument and electronic equipment--accounted for about 60% ($5.8 billion) of Minnesota's total manufactured exports. The fastest growing sectors in terms of employment, however, were construction with 8.6% growth and the finance, insurance and real estate (FIRE) sector, which enjoyed employment gains of 6.0% during 1998. During the 1990s, Minnesota's FIRE sector has grown approximately six times faster than the national average.

   Agriculture is another important factor of the Minnesota economy. During 1997, the state exported over $2.6 billion worth of agricultural products. Among the state's most important products are sugar beets, soybeans, corn, wheat, oats, peas, turkeys and cheese. During 1998, reduced Asian demand and good harvests sent farm prices below the break-even point for many crop and livestock farmers, causing farm income for Minnesota grain producers to hit the lowest levels since the mid-1980s. The state's farmers are expected to face another difficult year in 1999. Problems in Brazil will allow Minnesota to take a larger share of the world soybean market, but soybean prices are likely to remain at or near their 20-year lows. Livestock and poultry farmers will benefit from lower grain prices, but current market prices for hogs and turkeys will continue to be depressed.

   The annual unemployment rate in Minnesota has been below the national rate every year since 1985. During 1998, the state's average unemployment rate dropped to 2.5% from 3.3% a year earlier, resting two full percentage points below the U.S. rate. Nationally, the average unemployment rate during 1998 was 4.5%. In conjunction with its low unemployment rate, Minnesota boasts the highest labor participation rate (75%) in the nation. Accordingly, investors should note that future economic growth may be hampered by shortages in skilled workers.

    Minnesota's per capita income growth has also outpaced the nation's during the 1990s. While population has been stable in 1998 with less than 1% growth (4.7 million), personal income has risen rapidly. The state averaged 4.1% gains in per capita personal income during 1998, following 6.3% growth in 1997. Minnesota's per capita personal income level is now $26,295, almost 104% of the U.S. rate ($25,298).

   Personal income in Minnesota is forecast to grow by 4.7% during 1999, slightly above the average rate forecast for the nation. Wage and salary income growth, however, is projected to lag behind the national average rate as states outside the Midwest also begin to feel labor market pressures and part-time workers elsewhere increase their hours to, or beyond, the levels they desire. Forecasts for 1999 show Minnesota experiencing continued growth, particularly in high-tech industries and business services. Despite a projected national slump in manufacturing, the state's manufacturing sector is expected to rise much as it has in the past when national manufacturing employment shrinks. Overall nonfarm employment is projected to rise 2.1% during 1999.

   REVENUES AND EXPENDITURES. Minnesota operates on a two-year budget cycle (a biennium). The 1998-99 biennium began on July 1, 1997. Net general fund revenues for the current biennium are expected to total $22.5 billion, 1.3% more than the amount forecast shortly after the mid-point of the biennium. Of this amount, $10.7 billion in receipts were collected during Fiscal Year 1998. The individual income tax represents the largest portion of these collections (44%), while the state sales tax generates another 30%.

   During Fiscal Year 1999, income tax revenues are expected to grow 8.2% and sales tax revenues are projected to increase by 5.0%, bringing total projected revenues to $11.9 billion. The larger than expected increase in income tax revenues are due to strong wage gains, as well as rapidly increasing capital gains payments. The $22.5 billion in estimated revenues for the FY 1998-99 biennium represents 14.9% growth over the previous biennium's revenues.

   The February 1999 expenditure forecast for the FY 1998-99 biennium totals $21.7 billion. Minor decreases in K-12 education, health care, family support and other major local assistance estimates, combined with slightly higher costs for property tax aid and state agency spending, account for the increases in spending over originally budgeted amounts. The largest area for appropriations continues to be education, representing 31.9% of overall spending (or 43% when post-secondary education is included). Another 14.4% is spent on health care, while 11.9% is used for property tax credits.

   The ending balance for FY 1998-99 is projected to be $910 million. As of the end of FY 1998, Minnesota had nearly $1 billion in general fund reserves, including a $350 million Cash Flow Account and a Budget Reserve Fund of $613 million. Minnesota's Budget Reserve is the 6th largest in the nation, while the reserve as a percentage of expenditures ranks 10th largest. At the end of the current biennium, the Budget Reserve Fund is projected to reach $963 million or 5.4% of appropriations.

   On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in estimated revenues to the state of $6.1 billion over the next 25 years. A small portion ($202 million) of the settlement has been set aside by the courts for specific purposes, but the balance is to be deposited into the state's general fund as non-dedicated revenues. The payments have the following components: (1) Annual payments to the state's general reserve fund start with a $114.8 million deposit in FY 2000. This amount increases annually, will reach $204 million during FY 2004, and will continue in perpetuity; and (2) One-time settlement payments begin in FY 1999 and will end in FY 2003. Those payments, totaling $1.3 billion, will be $461 million during FY 1999, $242 million during FY 2001-03, and $121 million in FY 2003.

   Total current resources for the FY 2000-01 biennium are forecast to reach $25.4 billion, 11.1% higher than the current biennium. Of this amount, the income tax is expected to generate $5.8 million (up 13%) and $6.1 million (up 5.7%) during FY 2000 and FY 2001, respectively. The unusually high growth rate in the income tax during the first part of the biennium is attributable to the impact of the property tax rebate program on net income tax receipts during the FY 1998-99 biennium. Those rebates have reduced that biennium's income tax by a total of $886 million. Without the rebates, the total increase in FY 2000-01 receipts would be only 10.9%. Total expenditures for the biennium are projected at $22.5 million, a 4.1% increase over the FY 1998-99 biennium.

   DEBT MANAGEMENT. Minnesota Statutes, Section 16A.641 provides for an annual appropriation for transfer to the Debt Service Fund. The amount of the appropriation is to be such that, when combined with the balance on hand in the Debt Service Fund on December 1 of each year for state bonds, it will be sufficient to pay all general obligation bond principal and interest due and to become due through July 1 in the second ensuing year. If the amount appropriated is insufficient when combined with the balance on hand in the Debt Service Fund, the state constitution requires the state auditor to levy a statewide property tax to cover the deficiency. No such property tax has been levied since 1969 when the law was enacted requiring the appropriation.

   For the FY 1998-99 biennium, operating transfers to the Debt Service Fund total $545 million. The state issued $531 million of new general obligation bonds during FY 1998, and $184.8 million of general obligation bonds were redeemed, leaving an outstanding balance of $2.51 billion in general obligation debt as of June 30, 1998. General obligation bonds authorized but unissued as of June 30, 1998 were $940.2 million.

    RATINGS. Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates State of Minnesota general obligation bonds as AAA. In May 1996, Moody's Investor Services upgraded Minnesota's general obligation bond rating to Aaa. In August 1997, Standard & Poor's raised the state's general obligation bond rating from AA+ to AAA.

                              MISSOURI RISK FACTORS

   The following discussion regarding constitutional limitations and the economy of the State of Missouri is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Missouri.

   ECONOMIC OUTLOOK. As a major manufacturing, financial, and agricultural state, Missouri's economic health is tied closely to that of the nation. The state's residents have enjoyed a vibrant and growing economy over the last five years demonstrated by low unemployment, large job gains and significant income growth. Among the factors that contributed to the strength of the state economy is the competitiveness of Missouri businesses. During 1997, more than $7.6 billion in products and services were exported from the state to 181 countries, directly supporting more than 150,000 jobs, while business expansions nearly doubled during 1998.

   Total employment in Missouri at the end of 1998 reached 2.74 million, down 1.1% from the previous year. By March 1999, however, employment had grown enough to surpass the 1996 peak of 2.78 million. Most annual job growth stems from the expansion of the services sector, with the largest portion of its 2.9% increase in business services, health services and social services. The finance, insurance and real estate sector and the retail trade sector also enjoyed significant gains.

   Although manufacturing jobs--generally among the highest paying in the economy--have been disappearing around the country, Missouri's manufacturing employment remained stable in 1998. Losses in transportation equipment, textiles and leather products manufacturing were offset by gains primarily in electronic and electrical equipment as well as chemical and allied products manufacturing. And despite unusually harsh weather conditions during 1998, the construction industry added jobs and recorded an 8.7% annual increase in employment.

   Missouri's annual average unemployment rate for both 1997 and 1998 was 4.2%, comparing favorably to national averages of 4.9% and 4.5% for those years. Despite the fact that unemployment generally peaks for the year during the first three months, the state's unemployment rate dropped substantially at the beginning of 1999 and has averaged 3.1% for the first three months.

    Per capita personal income in Missouri grew to $24,247 in 1998, a 3.4% yearly gain compared to 4.4% national growth. This figure equals about 92% of the U.S. per capita personal income ($26,412), ranking Missouri 28th among all the states.

   The economic outlook is for continued improvement in 1999 with steady growth coupled with strong employment gains. The Asian and Latin American financial crises, however, may negatively impact exports and, in turn, the continued growth of the Missouri economy.

   REVENUES AND EXPENDITURES. The State of Missouri finished Fiscal Year 1998 in sound financial condition due to strong revenue collections and efficient management of state programs. Net general revenue collections increased slightly over Fiscal 1997 due to the strength of the national and state economies, and expenditures were lower than anticipated. Due to these positive results, Missouri enjoyed a modest fund balance which will be employed for one-time uses.

   Total revenues available for all government fund types during Fiscal Year 1998 totaled $18.47 billion, reflecting a 5.0% gain from the previous year. This increase was caused by continued growth in Missouri's core revenue sources, with the individual income tax rising 10.4% and the inheritance tax jumping 21.8%. The state's corporate income tax revenues, however, dropped by 4.9%, while sales and tax income remained level compared with Fiscal 1997.

   The state General Fund accounted for $6.88 billion of these collections (up 5.6%), offset by $6.31 billion in General Fund spending. During Fiscal 1998, every category of appropriations increased over the previous year except capital improvements, which dropped by about one-fourth. Desegregation payments represented the largest single increase in spending during Fiscal 1998. Among the issues which affected Fiscal 1998 revenues were the elimination of the 3% grocery tax (effective October 1, 1997) and the tripling of the dependent deduction for income taxes. The General Fund balance as of June 30, 1998 was $197.5 million, compared to $24.8 million at the end of Fiscal 1997. Overall governmental expenditures totaled $17.1 billion, leaving a $484.2 million surplus.

   The Fiscal Year 1999 budget increases include nearly $798 million in desegregation costs and one-time tax refunds. Article X of the Missouri Constitution requires that excess state revenues be refunded to state income taxpayers, amounting to $548 million in payments to be returned to its citizens during Fiscal 1999. In addition, tax cuts enacted in 1997 lowered revenues by $120 million. After these expenses, total General Fund income for Fiscal 1999 is estimated to reach $6.67 billion, with overall government resources amounting to $15.4 billion after these costs.

   Proposed tax cuts which may be enacted during Fiscal 1999 include an increase in the personal exemption on the individual income tax (the first since 1946), a new deduction on health insurance premiums for the self-employed, and a reduction in the corporate income tax for small businesses. If passed, these proposals would have $191 million impact on revenues for the first year after enactment.

   As of April 30, 1999, year-to-date Fiscal 1999 revenues have reached $5.53 billion, showing a 3.1% gain over Fiscal 1998 collections through that date. Appropriations during this period total $6.23 billion, 12.2% higher than the previous year's spending to date.

   DESEGREGATION COSTS. Fiscal Year 2000 may mark the end of the desegregation spending in Missouri. The Kansas City desegregation lawsuit was settled on March 25, 1997, after which the 1998 legislature passed SB 781 to establish a framework for settling the St. Louis desegregation case. A settlement agreement was reached in the latter suit in January 1999 to end court-ordered supervision in St. Louis. This settlement is contingent upon voter approval of local matching funds for the SB 781 formula revenues and approval by a federal judge.

   Federal court-ordered payments for the St. Louis and Kansas City desegregation plans were $279.8 million in Fiscal 1998, amounting to about 4% of state General Fund revenues. Total estimated payments during Fiscal 1999 are $250.6 million, including a final payment for Kansas City. If approved, the final settlement payment for St. Louis will total $157 million during Fiscal 2000.

   As of December 31, 1998, Missouri has spent $3.3 billion on the desegregation cases in St. Louis and Kansas City. By the end of Fiscal 1999, that total will have reached an estimated $3.4 billion. With the suits having been settled, the state stands to experience substantial savings which must, by law, be used to boost aid to all Missouri schools. For Fiscal 2000, ongoing savings totaling $187.4 million and cumulative one-time savings of $81.5 million have been redirected to school districts.

   DEBT MANAGEMENT. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the state is limited to the amount approved by popular vote plus $1 million.

   Total general obligation bonds issued as of June 30, 1998 reached $1.23 billion, of which $1.06 billion was outstanding. These funds are used for environmental protection from water pollution and for improvements of state buildings and property. As of the same date, revenue bonds issued for special building projects totaled $148.5 million, of which $108.3 million was outstanding. Overall state indebtedness as of June 30, 1998 was $1.71 billion, with $1.37 billion outstanding.

   RATINGS. State of Missouri general obligation bond issues are currently rated as follows: Standard & Poor's Rating Services, AAA; Moody's Investors Service, Inc., Aaa; and Fitch IBCA, Inc., AAA. Missouri is one of only eight states that have this highest rating from all three organizations. Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the state or local economic or political conditions.

                              NEBRASKA RISK FACTORS

   Economic Outlook. The State of Nebraska, located at the heart of the Great Plains, has a population of about 1,662,700. During the 1970s and 1980s, the state suffered increasingly rapid outward migration, but this trend has reversed over the past decade. Along with positive population growth, the state has enjoyed regular economic growth during the past few years. Historically, the state's economy is less cyclical than the national economy; that is, it typically does not grow as quickly as the national economy during periods of expansion but also does not contract as much during periods of recession. Nebraska's economy expanded during 1997 and 1998 with steady growth in labor force, employment, retail sales, income and tourism.

   With more than 44 million of the state's 49 million acres used for farming and ranching, agriculture is a leading component of the Nebraska economy. During 1997, the state ranked third in the nation in livestock and livestock products with $5.5 billion in cash receipts and sixth in crop production at $4.6 billion. Nebraska is a leader in the production of corn, sorghum, hay, soybeans and other dry edible beans, as well as cattle production, in which it ranks second only to Texas. During 1997, agricultural and food exports totaled about $3.3 billion or about 52% of the state's total exports, with Japan, Canada, Mexico and South Korea as the state's leading trade partners. Although the value of the state's farm land and buildings has increased, average crop and livestock prices have dropped for two years in a row. Any changes in agriculture and in the agricultural economy will continue to have significant consequences for the overall Nebraska economy.

   In terms of revenue and earnings, manufacturing is the other leading component of Nebraska's economy. Job growth in manufacturing averaged just over 2% during 1997 and 1998, while the nation as a whole has experienced declining employment in this sector. Total nonfarm employment increased by 15,400 jobs (1.8%) during 1998, with the largest percentage gains in construction, the finance, insurance and real estate sector, transportation/utilities, and the services sector, the state's largest employer. And although it employs only about 37,000 workers, the tourism sector has become increasingly important to Nebraska's economy, following only agriculture and manufacturing in total revenue.

   The Nebraska unemployment rate has been among the lowest in the nation throughout the 1990s. The state's average unemployment rate was 2.1% during 1998, although it dropped as low as 1.6% during the course of the year. The nation as a whole recorded 4.5% unemployment during 1998. Since 1993, Nebraska's unemployment rate has been near or less than half of the average national rate and is often the lowest in the nation.

   Nebraska's per capita personal income has historically been below the national average, although the gap has been closing. In 1991, the state's per capita income was 92% of the U.S. average; in 1997, it was 94%. Per capita personal income grew 3.3% to $23,656 during 1997 (the national average was $25,298), compared to the state's phenomenal 8.8% growth in 1996. Nationally, per capita personal income growth has averaged 4.7% over the past decade, while Nebraska's growth rate has been somewhat higher at 4.9%.

   According to the January 1999 Business in Nebraska newsletter from the Bureau of Business Research at the University of Nebraska-Lincoln, overall the state's economy remained strong through the third quarter of 1998 and will continue to do so through 1999. Signs of weakness, however, have appeared in a few sectors and in non-metropolitan counties. With the exception of mining, the businesses that have indicated weakness are directly tied to the agriculture sector. The plunge in agriculture prices to levels not seen in ten or more years has impacted at least two non-metropolitan industries--agricultural services and wholesale trade, including farm implement dealers and handlers of farm raw products. The full impact of the depressed agriculture sector probably will not be realized until mid-1999. In addition, the state's small crude oil industry has been "hammered" by the recent slide in crude oil prices. Nevertheless, little of the current weakness is expected to impact business in Nebraska's metropolitan areas. Further prosperity for these businesses and the depression of the agricultural economy could increase migration from Nebraska's rural areas to its cities.

    The Bureau of Business Research projects that nonfarm employment in Nebraska will grow 2.4% in 1999 and 2.2% in 2000; nonfarm personal income will increase by 6.0% in 1999 and 6.1% in 2000; and retail sales will gain 5.7% in 1999 and 6.2% in 2000.

   REVENUES AND EXPENDITURES. Nebraska's Fiscal Year 1998 net general fund receipts reached $2.11 billion, 5.6% over the projected level of revenue. Of this total, the individual income tax represents the largest amount, with $981.6 million in receipts. The sales and use tax created $803.8 million in revenue for the state, and the corporate income tax generated $142.2 million. FY 1998 appropriations totaled $1.93 billion, up 3.3% over FY 1997 appropriations.

   Revenues for Fiscal Year 1999 will be impacted by a temporary tax reduction enacted by the 1998 Legislature. The state sales and use tax rate was 5.0% from July 1990 through June 1998. For one year beginning on July 1, 1998, the Nebraska sales and use tax rate is reduced to 4.5% (LB1104). Moreover, the income tax cut enacted in 1997 was made permanent during 1998 (LB1028). The initiative established a permanent reduction in tax rates, an on-going deduction for health insurance premiums for the self-employed and a permanent increase in personal exemption credits. In addition, the 1998 Legislature further increased the personal exemption credit (LB1028) for years beyond the 1998 tax year. These legislative changes are expected to result in a $24 million revenue reduction during Fiscal Year 1999 and a $70 million reduction annually thereafter.

   For the first seven months of FY 1999 (July 1998 through January 1999), Nebraska's general fund gross revenue surpassed estimates by 2.1%, but net receipts are below projections by 1.1%. For the year to date, net receipts total $1.17 billion, with individual and corporate income tax revenues up 1.7% and 1.4%, respectively. Sales and use tax revenues are currently 3.6% below year-to-date projections. Total FY 1999 revenues are projected to reach $2.10 billion, slightly below FY 1998 revenues.

   FY 1999 appropriations are estimated to rise 15.4% to $2.23 billion. Appropriations are designated for the following areas: local tax relief (39.2%), aid to individuals including Medicaid and tuition assistance (19.1%), general government operations (18.8%), post-secondary education (16.3%), capital construction (2.7%) and other (3.9%).

   Despite the general fund deficit in FY 1999, FY 2000 is expected to begin with a $166.1 million cash balance and FY 2001 with a $127.2 million cash balance. Estimated revenues for FY 2000 and FY 2001 are projected to grow 7.9% and 5.3%, respectively. Appropriations for these two years are also expected to increase by 2.2% and 3.4%, respectively.

                            NEW JERSEY RISK FACTORS

   ECONOMIC OUTLOOK. The New Jersey economy enjoyed another outstanding year in 1998, making 1997-1998 the best two year period since 1987-1988. Strong employment growth drove employment to a new high, personal income grew at a substantial rate, and the real Gross State Product (GSP) increased by 3.5%, the highest growth in a decade.

   New Jersey is the ninth most populous state but the fifth smallest in land area, making it the most densely populated of all the states. The state's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

   Employment growth has been strong since mid-1996, with growth for the past eight quarters ranging between 1.7% and 2.4%--the best growth in the mid-Atlantic region. Although New Jersey employment gains have been below the national rate since 1987, the gap substantially narrowed in 1997 and 1998. Moreover, the state has regained the nearly 260,000 jobs lost during the recession of the early 1990s and has created an additional 126,000 jobs. During 1998, New Jersey's employment growth of 2.1% drove employment to a level of 3.82 million, about 3% more than the 1989 pre-recession high.

   The New Jersey Economic Policy Council reported in New Jersey Economic Indicators that in 1988 and 1989, employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states, and the state's service sectors, which had fueled the state's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the state in the mid-1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. So while the incomes of New Jersey residents are relatively high, the state's business sector has become more vulnerable to competitive pressures. The tight labor market situation is expected to continue during the next five years, as its labor force is projected to growth at a faster rate (7.3%) than the state's population (5.6%).

   In 1998, New Jersey's per capita personal income growth continued to outpace the nation. The state's per capita personal income reached $33,937, reflecting 3.9% annual growth, compared to 4.4% growth on the national level. New Jersey's average is currently 128% of the national per capita personal income ($26,412), ranking it second only to Connecticut among the fifty states in terms of this indicator.

   The strong employment and income picture, supplemented by the continuing boom in the financial markets, has fueled a resurgence in the New Jersey economy. The state's economy is expected to parallel the national trend to slower growth in 1999 and beyond. Employment gains are projected to decline to 1.4% in 1999 and 1.1% in 2000, while personal income growth is expected to remain in the 4.5% range for the next two years.

   REVENUES AND EXPENDITURES. The State of New Jersey operates on a fiscal year beginning July 1 and ending June 30. The state's Surplus Revenue ("Rainy Day") Fund was created by legislation enacted in 1990 as an inclusion in the annual budget for excess revenues. The Fund receives 50% of the amount by which the General Fund revenues in a given fiscal year exceed the amount of revenues certified by the Governor in the annual Appropriations Act for the same fiscal year. If the Fund grows larger than 5% of the General Fund and Property Tax Relief Fund, the excess may be appropriated for the retirement of bonds, for capital projects and to offset property taxes.

   At the end of Fiscal Year 1998, total General Fund revenues reached $18.18 billion, reflecting a 1.9% increase over budgeted General Fund collections. Receipts during this fiscal year were affected by the repeal of several state taxes, including the business personal property tax, three environmental taxes and the public utility (municipal) excise tax, which together generated about $1.0 billion during Fiscal 1997. Expenditures from this Fund totaled $18.05 billion which, in combination with the $1.65 billion balance left at the end of Fiscal 1997, created a significant General Fund surplus of $1.8 billion at the end of Fiscal 1998.

   State revenues during Fiscal Year 1999 are estimated to total $18.7 billion. Income to the General Fund represents $11.4 billion of this total, with the major tax categories, lead by the individual income and sales taxes, representing the largest part of the collections. Approximately $197 million of this income is from the Fiscal 1998 General Fund surplus. Spending from the General Fund is anticipated to reach $11.5 billion during Fiscal 1998, leaving an estimated ending balance of $311 million for future use. Total state spending is expected to reach $18.4 billion at the end of this fiscal year, with the total undesignated fund balances totaling $1.05 billion. The Rainy Day Fund deposit during Fiscal 1999 is projected to be $534 million, bringing the balance to $634 million.

   The total budget recommendation for Fiscal Year 2000 is $19.61 billion, an increase of $797 million or 4.3% over the current year. In prior years under the Whitman administration, however, annual spending growth averaged 3.6%, compared to 6.3% during the previous administration. With the Fiscal 2000 spending plan, New Jersey's structural deficit has been reduced from $1.6 billion in Fiscal 1994 to $352 million in Fiscal 2000. Total resources in Fiscal 2000 are projected to be $19.9 billion, including more than $1 billion in fund balances carried over from Fiscal 1999. Appropriations are estimated to total $19.2 billion, leaving $112.9 million and $634.2 million, respectively, as surplus in the General Fund and Surplus Revenue Fund.

   LITIGATION. The state is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the state arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of state and federal laws. Included in the state's outstanding litigation are cases challenging the following: the funding of teachers' pension funds; the hospital assessment authorized by the Health Care Reform Act of 1992; the state's role in a consent order concerning the construction of a resource facility in Passaic County; the state's actions regarding alleged chromium contamination of state-owned property in Hudson County; the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy; the state's funding formula that attempts to close the spending gap between poor urban school districts and wealthy suburban districts; the use by the state of assessments on certain insurers to retire debt of the Market Transition Fund, the manner in which mental health services are provided to inmates with serious mental disorders who are confined within the facilities of the Department of Corrections; the spousal impoverishment provisions of the Medicare Catastrophic Coverage Act; Medicaid hospital reimbursements since February, 1995; and the efforts to revitalize Atlantic City through the design and construction of a highway and tunnel. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the state.

   At any given time, there are various numbers of claims and cases pending against the state, state agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the state and state agencies seeking recovery of monetary damages. The state is unable to estimate its exposure for these claims.

   DEBT MANAGEMENT. The primary method for state financing of capital projects is through the sale of the general obligation bonds of the state. These bonds are backed by the full faith and credit of the state tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds.

   As of June 30, 1998, New Jersey had total authorized bond indebtedness of approximately $19 billion, of which $3.6 billion was issued and outstanding and $1.86 billion was authorized but unissued. The appropriations for principal and interest payments on general obligations bonds for Fiscal 2000 are recommended at $518.7 million, including $479.7 million for principal and interest on bonds outstanding and additional funding of $39 million for proposed bond sales. This recommendation is an increase of $17.6 million from Fiscal 1999 appropriations.

   RATINGS. For many years prior to 1991, State of New Jersey general obligation bonds were rated as triple-A by Standard & Poor's Ratings Services and Moody's Investors Services. Currently, however, these bonds are rated as follows:
Standard & Poor's Ratings Services, AA+; Moody's Investors Service, Inc., Aa1; and Fitch IBCA, Inc., AA+.

                             NEW MEXICO RISK FACTORS

   ECONOMIC OUTLOOK. New Mexico's economy in 1998 struggled to maintain the modest job and income growth rates recorded in 1996 and 1997. New Mexico has been affected by the troubles of the Asian economies; as a consequence, economic growth has slowed considerably, shaving off about one percent of the state's growth rate in 1998. However, the state should see moderately strong income growth during 1999, while nonagricultural employment growth should average 2% during 1999. Current dollar personal income should increase by a moderately strong 5% in 1999 and 2000. Personal income, adjusted for inflation, should increase by 2.5% as should employment growth by 2000. Manufacturing employment should increase by 1.5% and may increase during 2000. Construction employment is expected to remain more or less flat.

   New Mexico economic growth has slowed. Nonagricultural employment growth was only 1.3% in from February 1998 to February 1999, a loss of .1% from the 1.8% growth in 1997, and .9% below the national average. This is a significant slow down following growth rates of 3.8% in 1995, 5.0% in 1994 and 4.1% in 1993. Causes for the slowdown can be traced to developments in several sectors of the economy, including the Asian "flu." After an increase of 6.0% in 1995, construction employment declined 3.2% in 1996 and 1.2% in 1997, but has rebounded slightly with an increase of 2.2 for the period of February 1998 to February 1999. This increase in construction employment, though positive, is well below the 5.8% growth for the nation and the 11.4% increase seen by neighbor-state Arizona. The finance, insurance and real estate sector lost 0.3% of its jobs during 1997, but it too saw a slight increase of 1.6% for the February 1998-1999 period. New Mexico's manufacturing suffered the largest decreases in the country during the February 1998-1999 period, with a 4.6% drop in employment. In the trade sector, the State saw slight growth of 1.8%. Finally, New Mexico has seen a loss of government jobs, as during the period of February 1998-1999, the State lost 0.7% of its government jobs. In all of the above categories, New Mexico fell in the bottom quarter of all states.

   In 1997, employment in services increased by 2.6% and continued its growth during the February 1998-1999 period with a 4.6% increase. According to the New Mexico Department of Labor, service occupations will continue to experience the highest growth rates through 2006, with food service and preparation occupations accounting for almost half of all new jobs in this sector.

   In comparison to other states, New Mexico continues to rank low in terms of per capita personal income, despite rapid growth in this area. The rapid growth of the State's population, at 14.2% from 1990-97 compared to only 7.6% for the nation, has had a negative impact on per capita personal income. New Mexico's 1996 per capita personal income of $18,814 was approximately 77% of the national figure ($24,436), and the State ranked 49th out of the fifty states and the District of Columbia. During 1997, per capita personal income in the State climbed by 4.1% to $19,587, moving New Mexico to a 48th place ranking. However, this gain is substantially lower than the increases in the 6.0% to 8.5% range from 1993 to 1995. The national growth rate in total personal income during 1997 was 5.7%. The 1998 personal income numbers did not change much for the State, as it saw only a 3.7% increase.

   After remaining stable at 6.3% in 1994 and 1995, New Mexico's unemployment rate was a very high 8.1% in 1996. During 1997, however, the State's unemployment rate averaged 6.2%. In comparison, the average national unemployment rate during 1997 was 4.9%. In March 1998, New Mexico's unemployment rate was recorded at 6.4%, the third highest in the nation. The unemployment rate for the year ending 1998 was 6.2%, where it has remained through June 1999. The national average for the year ending 1998 was 4.5%, though it has been slightly lower at 4.3% through June 1999.

   Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.

    For the Fiscal Year ending June 30, 1998, recurring revenue totaled $3.158 billion, an increase of 6.5% over the previous fiscal year. Total General Fund Revenue was $3.206 billion, up 6.0% from fiscal year 1997.

   Preliminary results for fiscal year 1999 show recurring appropriations at $3.182 billion, up 0.8% from the previous fiscal year. Nonrecurring appropriations for fiscal year 1998 were $51.8 million, and are estimated at $46.5 million for fiscal year 1998. The net transfer to the operating reserve was $145.2 million.

   The 1996 legislature also established the risk reserve fund within the general fund. General fund balances including the risk reserve fund are projected to total $377.9 million. Without the risk reserve, balances would be $237.4 million. The fiscal year 1998 balance in the operating reserve was $225.3 million, or 7.0% of fiscal year 1998 total revenue.

    Disaster allotments from the appropriation contingency fund totaled $3.9 million, and the ending balance in the appropriation contingency fund is $6.9 million for 1998 and is expected to be around $3.6 million in 1999.

   DEBT ADMINISTRATION. The principal sources of funding for capital projects by the State are surplus general fund balances, general obligation bonds, and Severance Tax Bonds. The 1994 Legislature authorized the largest capital program in the State's history, $383 million. The Executive Capital outlay recommendation for the 1998 session totals $265.9 million. These authorizations fund a broad range of State and local capital needs for various public school and higher education acquisitions as well as correction facilities, museum and cultural facilities, health facilities, State building repairs, water rights, wastewater and water systems, State parks, local roads, and senior citizens facilities projects.

   GENERAL OBLIGATION BONDS. General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. As of June 30, 1999, the total amount outstanding on General Obligation Bonds was $188,440,106.

   SEVERANCE TAX BONDS. Severance Tax Bonds are not general obligations of the State and the State is prohibited by law from using the proceeds of property taxes as a source of payment of revenue bonds, including Severance Tax Bonds. The State Treasurer keeps separate accounts for all money collected as Severance Taxes, and is directed by State statute to pay Severance Tax Bonds from monies on deposit in the Bonding Fund. For the fiscal year ended June 30, 1998, the total amount outstanding on Severance Tax Bonds was $376,888,806.

   Severance taxes have been collected by the State since the adoption of the Severance Tax Act in 1937. Since 1959, certain severance tax receipts and certain other monies determined by the Legislature have been deposited into the Bonding Fund and used, in part, to retire bond issues which have funded a variety of capital improvements in the State. The main minerals extracted from the State which contribute the largest portion of Severance Tax revenues are natural gas, oil and coal. Severance tax collections totaled $183.9 million in fiscal year 1998 and are projected at $139.4 million for 1998.

    BOND RATINGS. Moody's Investors Service, Inc. and Standard & Poor's Ratings Services have assigned the bond ratings of "Aa1" and "AA+," respectively, to State of New Mexico general obligation bonds and "Aa2" and "AA."

                              NEW YORK RISK FACTORS

   ECONOMIC OUTLOOK. The State of New York has historically been one of the wealthiest states in the nation. For decades, however, the state economy has grown more slowly than that of the nation as a whole, gradually eroding the state's relative economic affluence. The economic recovery from the national recession of the early 1990s started considerably later in New York than in the nation. Several factors were attributed to the state's slow recovery, including the significant retrenchment in the banking and financial services industries, downsizing by several major corporations, cutbacks in defense spending and an oversupply of office buildings. During the last few years, however, New York has shown signs of economic resurgence.

   To a great extent, the current economic improvement for both the state and New York City is heavily dependent on Wall Street. Using some of the broadest measures of the state's economic performance, it appears that the Wall Street investment banking and securities brokerage firms have dominated New York's economic picture throughout the 1990's expansion. From 1992 to 1997, Wall Street accounted for half of the state's $27 billion increase in real earnings, and the same result holds true for growth in New York's Gross State Product.

   Considering that the securities industry represents only 2% of statewide employment, Wall Street's lucrative bonus pay-outs, which soared an estimated 60% in 1996 and another 25% in 1997 and heavily impacted the state's personal income levels and tax revenues, reflect the concentration of wage gains in the 1990s among a small group of high earners. The economic important of Wall Street to the state and to New York City has been much greater in the 1990s than it was in the 1980s. The October 1987 Wall Street crash was the watershed developing in ending New York's 1980's economic expansion. The effects of the crash related directly to the fact that the state's 1989-1992 recession was much steeper and longer-lasting than in the rest of the nation.

   While New York income growth continues to follow U.S. personal income growth for 1998, employment growth in the state still lags behind the nation. After adding jobs at about half the national rate in 1997, New York job gains during 1998 improved to nearly two-thirds of the national pace. Led by the acceleration of job gains in New York City, the pace of statewide job growth improved in the first half of 1998, although the state still trails most urban industrial states such as New Jersey, Massachusetts and California. During the period from December 1994 and May 1998, the state ranked 48th among the 50 states in terms of total job growth.

   Within New York, recent job growth remains concentrated in New York City and the downstate counties. Between 1995 and 1998, job growth averaged 1.4% annually in New York City, 1.3% in the other downstate counties, but only 0.4% annually for the four large upstate metropolitan areas (Buffalo, Rochester, Syracuse and Albany). The state's unemployment rate has also improved from 1997's 6.4% rate, but it still averaged 5.6% during 1998 (U.S. unemployment averaged 4.5%).

   During between 1992 and 1998, New York's largest employment gains were in services and construction, with growth of 18.7% and 8.8%, respectively. Payrolls in the finance, insurance and real estate sector as well as the government sector declined during this period, with losses of 1.4% and 3.9%, respectively. Manufacturing, however, suffered the largest drop in employment, with more than 100,000 jobs lost (representing 10% of overall manufacturing employment). Total employment in the state at the end of 1998 reached 8.23 million, up 0.6% over 1997 figures. Nationally, employment grew 2.7%.

   New York's unemployment rate is improving faster than the U.S. rate, although it is still much higher than the national average. During 1998 the state's unemployment rate averaged 5.6% (down from 6.4% in 1997), but it is still nearly a percentage higher than the U.S. unemployment rate of 4.5% (4.9% in 1997). Since 1994, New York has ranked 48th among the fifty states in job creation and unemployment.

   Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have experienced in attracting people and business. New York City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

   New York City accounts for approximately 41% of the state's population and personal income, and the its financial health affects the state in numerous ways. From 1993 to 1996, the rate of economic growth in the City slowed substantially. The City's economic improvement significantly accelerated during 1997 and 1998, resulting in an unusually high, across-the-board increase in tax receipts. Much of the increase can be traced to the performance of the securities industry, but the City's economy has produced gains in retail trade, tourism, and in business services. During 1998, the City experienced the largest private sector job growth in the last 13 years.

   The extraordinary earnings growth on Wall Street along with trends such as corporate downsizing and the reduction in well-paying manufacturing jobs upstate have widened the income gap between the highest earners and those in the middle or at the bottom of the spectrum. Those gaps are now greater in New York than in any other state. The income gap between the top fifth of families and the middle fifth increased the third fastest of all states between the mid-1980s and the mid-1990s. During this period, the average income of the middle fifth of families declined by $1,200 while the average income of the richest fifth of families grew by $24,700. And while the nation's poverty rate has decreased since 1993, New York's has increased. In 1996, New York's poverty rate stood at 16.7%, much higher than the 13.7% rate for the country as a whole.

   Per capita personal income in New York increased by 4.3% during 1997, compared with the 5.4% gain during 1996. The state's per capita personal income level is now $30,299, which is nearly 20% higher than the U.S. average ($25,298). Nationally, per capita personal income grew 4.7% in 1997. Since 1994, however, total New York personal income has increased 23%, compared to a 25% increase nationwide.

   Over the near term, the New York's economy is vulnerable to the risk of a slow-down on Wall Street or further weakening in the national economy. On Wall Street, the continued weakness in corporate profits could upset the prevailing investor sentiment that has permitted historically high stock valuations. A serious Wall Street setback would jeopardize state revenue collections, and though a powerful multiplier effect, would dampen consumption and housing spending and ultimately, job growth in other sectors.

   During 1999, overall employment in New York is projected to grow by 1.4%, with the largest percentage gains in the construction and services industries. Much like 1998, manufacturing will continue to lose jobs, while the finance, insurance and real estate and government sectors remain stagnant. Personal income will increase more slowly, with an estimated 4.5% gain, and the unemployment rate is projected to drop nearly half a percent to 5.2%. During 2000, New York's economy is expected to expand more slowly with the state average unemployment rate estimated to be 5.3%, overall employment growing 1.1%, and personal income rising 4.2%

   Many uncertainties exist in forecasts of both the national and state economies and there can be no assurance that the state economy will perform at a level sufficient to meet the state's projections of receipts and disbursements.

   STATE REVENUES AND EXPENDITURES. The State of New York completed is fiscal year ended March 31, 1998 with a combined Governmental Fund operating surplus of $1.8 billion, compared with the balance from the preceding fiscal year of $2.6 billion. The FY 1998 operating surplus included operating surpluses in the General Fund of $1.56 billion, Special Revenues Funds of $49 million, Capital Project Funds of $233 million, and offset by an operating deficit in the Debt Service Funds of $43 million. As a result of the $1.56 billion surplus in the General Fund during FY 1998, New York has managed to generate an accumulated General Fund surplus of $567 million. Without the benefit of $4.4 billion of New York Local Government Assistance Corporation net bond proceeds (1991-95), however, as well as the decision to issue $292 of Dormitory Authority bond proceeds in 1996, the General Fund accumulated deficit would have been $4.2 billion.

   Revenues and other financing sources of the Governmental Funds totaled $70.46 billion during FY 1998, an increase of $1.32 billion (1.9%) over the previous fiscal year. The largest source of revenues are from tax receipts, representing about half of all overall revenues. The personal income tax, which generates about 26.5% of all revenues, grew by 4.2% during 1998, due to a combination of strong employment, wage growth and increased in tax payments due to the strong performance by the financial markets. The consumption and use taxes, generating 13.8% of revenues, increased by 4.9%, primarily because of increased sales tax receipts caused by increased consumer confidence and related spending. New York relies heavily on federal funding, with grants reaching $22.27 billion in 1998 or a third of all Governmental Funds revenues.

   Expenditures and other financing uses totaled $68.67 billion during FY 1998, which represents an increase of $1.59 billion (2.4%) over FY 1997. Social services is the single largest use of state funds at $25.6 billion or 37% of all spending, with a 3.7% increase over the previous fiscal year. Education, the second largest category of expenditures, grew by 4.4% to $14.3 billion. Debt service payment increased by $338 during FY 1998.

   The General Fund closing balance at the end of FY 1998 was $465 million. Of this amount, $400 million was deposited in the Tax Stabilization Reserve Fund
(TSRF), while another $65 million was deposited in the Contingency Reserve Fund
(CRF). The TSRF had an opening balance of $317 million, supplemented by a required payment of $15 million and an extraordinary maximum deposit of $68 million from surplus FY 1998 monies.

   The fiscal year 1999 budget is balanced, with most of the spending increases driven by state law, rather than by program expansions. No significant spending reductions are included because (1) a significant portion of the $2 billion FY 98 budget surplus was carried over and used in the FY 1999 budget; (2) a boom in incomes led by strong financial market performance anticipates expanding tax collections; and (3) spending growth for entitlement program continues to be moderate, with public assistance caseloads declining and moderate Medicaid growth.

   The FY 1999 enacted budget anticipates spending from all Governmental Funds to total $7.15 billion, an increase of $5.5 billion or 8.3% over FY 1998 expenditures. Of this amount, state funds are expected to grew by 9.8%, while General Fund spending increases by only 7.1%. This spending growth is higher than it has been during the previous three fiscal years, representing a reversal of the state's recent trend to keep spending growth near or below inflation.

   For many years, New York has had a very high state and local tax burden relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the state. New York combined state and local taxes are 30% above the national average per share of person income, primarily because local taxes are 72% higher than the national average (state taxes along are only 4% above the national average).

   General Fund tax receipts are forecast to grow 5.5% during FY 1999, with growth almost entirely attributable to the personal income tax and collections association with capital gains. The receipts also reflect the initial phases of the STAR property tax reduction program, as well as the continuing impact of other 1997 and earlier tax reduction legislation. In addition, the FY 1999 budget reflects several additional tax reduction proposals that will reduce receipts available to the General Fund by about $700 million during the fiscal year. Total General Fund revenues are estimated to increase by $3 billion or 8.7% during FY 1999. Spending within the General Fund is projected to increase by $2.43 billion over the previous fiscal year, so that the projected surplus for FY 1999 is expected to surpass $1 billion.

   One major uncertainty to the FY 1999 state financial plan continues to be risks related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year. It is possible that recent changes could produce slower economic growth and a deterioration in state receipts. An additional risk to the enacted budget arises from the potential impact of certain litigation now pending against the state, which could produce adverse effects on the state's projections of receipts and disbursements.

   In recent years, state actions affecting the level of receipts and disbursements, as well as the relative strength of the state and regional economy, actions of the federal government and other factors, have created structural gaps for the state. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for state programs. As noted, the FY 1999 enacted budget combines significant tax and program reductions which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical annual growth in state program spending. Notwithstanding these changes, the state can expect to continue to confront structural deficits in future years.

   For example, the budget enacted for FY 1999 will increase debt service by more than 40% through FY 2003, when total debt service will be more than $4.5 billion annually. New York's outstanding debt will total more than $40 billion in FY 2003, compared to $23.4 billion in FY 1993. At that point, taxpayers will pay more the debt service (8.4% as a percent of revenue) than for planned capital projects. In addition, even if the economy continues modest growth, New York will still face a budget gap of $5.5 billion in FY 2001, the highest projected gap in history. The last time New York faced budget gaps of that magnitude was during the recession of the late 1980s and early 1990s.

   There can be no assurance that the State of New York will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain state programs at current levels. To address any potential budgetary imbalance, the state may need to take significant actions to align recurring receipts and disbursements.

   NEW YORK CITY. In response to the fiscal crisis in New York City (the "City") during 1975, the state took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created the Municipal assistant Corporation ("MAC") to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the "Covered Organizations")).

   Pursuant to state law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by state law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

   The City depends on the state for state aid both to enable the City to balance its budget and to meet its cash requirements. If the state experiences revenue shortfalls or spending increases beyond its projections during FY 1999 or subsequent years, such developments could result in reductions in projected state aid to the City. In addition, there can be no assurance that state budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

   The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan. The City projections set forth in its financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by state law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of state and Federal aid and mandate relief, State legislative approval of future state budgets, levels of education expenditures as may be required by state law, adoption of future City budgets by the New York City Council, and approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan.

   Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal work capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. Future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

   On July 11, 1995, the City submitted to the Control Board the 1996-99 Financial Plan, which relates to the City, the Board of Education and the City University of New York. The 1996-99 Financial Plan is based on the City's expense and capital budgets for the City's 1996 fiscal year, which were adopted on June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions and productivity, efficiency and labor initiatives negotiated with the City's labor unions, the 1996-99 Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years.

   In January, 1998, the New York City mayor announced the City's Financial Plan for Fiscal Years 1998-2002. For the second year in a row, the New York City four-year financial plan contains a record surplus of more than $1 billion. Since the adoption of the FY 1998 budget, the City is now forecasting additional resources of $3.1 billion. Approximately 73% will be used to reduce the out-year gaps, 19% will fund targeted educational, public safety and other initiatives, and 8% will be used to reduce taxes further.

   To reduce the out-year gaps, the City has imposed fiscal discipline on the rate of growth of City spending which has, over the last four years, been held below the rate of inflation. For fiscal year 1999, the proposed City-funded spending increase will be held to 0.6%. The budget stabilization account, established for the first time in 1997, will be maintained in fiscal year 1999 at $210 million with an additional $210 million created for fiscal year 2000. As a result of this fiscal planning, the out-year gaps have been cut in half compared to six years ago: fiscal year 1993 was $13.3 billion and fiscal year 1998 is $6.75 billion.

   According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in City fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industry and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

   Given the foregoing factors, there can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

   OTHER MUNICIPALITIES. Certain localities in addition to New York City could have financial problems leading to requests for additional state assistance and the need to reduce their spending or increase their revenues. The potential impact on the state of such actions by localities is not included in projections of state receipts and expenditures in the New York's FY 1999 budget.

   Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the state in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in increased state expenditures for extraordinary local assistance.

   In addition, beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

   Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, aid that was largely continued in 1997. Twenty-eight municipalities were scheduled to share the more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

   STATE AGENCIES. Certain Agencies of the state have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the state (under so-called "moral obligation" provisions which are non-binding statutory provisions for state appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of state assistance in future years. Failure of the state to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with federal guarantees of New York City and MAC obligations and could thus jeopardize the City's long-term financing plans.

   From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and, accordingly, might impose substantial increased expenditure requirements on affected localities. If the state, any of its agencies, New York City or any other municipality were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the state, including notes or bonds in the New York Trust, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The long range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing state assistance in the future.

   LITIGATION. The state is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the state arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of state and federal laws. Included in the state's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the state's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

   The state is also engaged in a variety of claims wherein significant monetary damages are sought. In 1997, a civil rights claim alleging intentional school segregation in Yonkers has resulted in a $9 million judgment for plaintiffs that the state must pay. Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the state in the future.

   The City is also a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. The 1996-99 Financial Plan includes provisions for judgments and claims of $279 million, $236 million, $251 million and $264 million for the 1996 through 1999 fiscal years, respectively.

   DEBT MANAGEMENT. There are a number of methods by which the State of New York may incur debt. The state may issue general obligation bonds approved by the voters and notes in anticipation of such bonds. The state, with voter approval, may also directly guarantee obligations of public benefit corporations. (Presently, the Job Development Authority is the only public benefit corporation authorized to issue state-guaranteed bonds.) Payments for debt service on state general obligation and state-guaranteed bonds or notes are legally enforceable obligations of the state. New York has never been called upon to make any direct payment pursuant to its guarantee.

   As of March 31, 1998, New York had approximately $34 billion in outstanding state-supported debt. Of this amount, $4.74 billion were for outstanding general obligation bonds, $29 billion in state-supported debt issued by public authorities and Albany County (to finance Empire State Plaza), $429 million issued as certificates of participation (COPs), the proceeds of which are used to finance equipment and real property acquisitions. New York is ranked fourth among the fifty states in state-supported debt per capita, at $1,596 per resident.

   During FY 1998, the state issued $487 million in general obligation bonds and redeemed $482 million. The total amount of general obligation bonded debt authorized but not yet issued at year-end was $2.29 billion. Notes payable (issued in the form of commercial paper) had a year end-balance of $294 million.

   Although New York generally incurs debt to pay for the state's long-term capital needs, the state also incurred debt to eliminate its annual spring borrowing through the Local Government Assistance Corporation (LGAC). In June 1990, legislation was enacted creating the LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the state's annual seasonal borrowing. As of March 31, 1998, $5.2 billion remained outstanding for the LGAC. In addition, that the end of FY 1997, New York public authorities had $56.1 billion in debt outstanding not supported by state funds. This debt is paid back through authority revenues such as Thruway tolls. Total non-general obligation debt was $33.95 billion at the end of FY 1998.

   The state anticipates that its state-supported debt outstanding will grow to $36.5 billion by the end of FY 1999, a 7.4% increase. Debt outstanding is forecast to grow another 4.7% to $38.2 billion in FY 2000, with annual rates of increase around 3% for the three following fiscal years.

   In addition to the state, a number of New York's local governments, agencies, instrumentalities and political subdivisions issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the state.

   The total of such debt incurred by counties, cities (including New York
City), towns, villages, school districts and fire districts, was $44.7 billion in outstanding debt as of the fiscal year ending in 1996. A portion of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to state enabling legislation. State law requires the State Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by state law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1997.

    RATINGS. In August, 1998, Moody's Investors Service, Inc. lowered its rating for State of New York general obligation bonds from A1 to A2, its lowest state rating (Louisiana is the only other state to receive this rating). Standard & Poor's Ratings Services gives the state an A rating, which it has retained since improving from A- in January, 1992. Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates the state's general obligation bonds as A+.

    New York City general obligation bonds are currently rated A- by Standard & Poor's; Baa1 by Moody's; and A by Fitch IBCA (upgraded from A- on March 8,
1999).

                          NORTH CAROLINA RISK FACTORS

   ECONOMIC OUTLOOK. During 1998, for the seventh straight year, the North Carolina economy expanded. Although the U.S. economy has also grown, the pace of economic activity in North Carolina exceeded the national economy. The Gross State Product rose over 5%, more than 40,000 new jobs were created, and the unemployment rate remained a percentage point lower than the national average. The state's economic growth during 1998 was widespread across most economic sectors, with the exception of nondurable manufacturing. Slower growth is projected for North Carolina during the next year, but recent foreign economic crises are not expected to play much of a role in the state's continuing economic performance.

   During the 1990s, the state's diversification from a manufacturing and farm-based economy to a knowledge-based economy has been fueled largely by new technology and science. In particular, the presence of large universities and the Research Triangle Park have generated much of the state's economic success, as have recent relocations of corporate headquarters and foreign-based high-technology industrial plants within the state. Overall, however, the current economic profile of North Carolina remains a combination of industry, agriculture and tourism.

   North Carolina's economy continues to benefit from a vibrant manufacturing sector. Manufacturing firms employ approximately 23% of the total non-agricultural workforce, making North Carolina first in the nation in percentage of manufacturing workers. North Carolina leads the nation in the production of textiles, tobacco products, furniture and fiberoptic cable, and is among the largest producers of pharmaceuticals, electronics and telecommunications equipment. More than 700 international firms have established a presence in the state. In addition, the finance industry has proven to be one of North Carolina's strongest areas. In terms of bank assets, Charlotte is now the second largest financial sector in the country.

   The state's 1997 gross agricultural income of $8.3 billion is also among the highest in the nation. While the U.S. average per farm net income was $24,210 in 1997, in North Carolina per farm net income was $61,598, more than 250% higher than the national average. According to the State Commissioner of Agriculture, during 1997 the state ranked first in the nation in the production of tobacco, turkeys and sweet potatoes; second in hog production, pickling cucumbers, trout and Christmas trees; third in poultry and egg products; and fourth in peanuts, blueberries and strawberries. This wide variety of agricultural products and a continuing push in marketing efforts have protected North Carolina farm income from some of the wide variations experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is among the most diversified agricultural states in the nation.

   After a small decline in 1996, the production of tobacco, the leading crop in the state, grew by 17% to $1.2 billion during 1997. Tobacco farming in North Carolina has been, and is expected to continue to be, affected by major federal legislation and regulatory measures regarding tobacco production and marketing and by international competition. Measures adverse to tobacco farming could have negative effects on farm income and the North Carolina economy in general.

   With the exception of continued declines in many nondurable manufacturing industries such as textiles, every sector of the North Carolina economy increased its payrolls during 1998. Services grew 7.3%; the finance, insurance and real estate sector gained 6.5%; construction increased by 5.0%; and the transportation and trade sectors grew in the 1-1.5% range. Lead by losses of 11,000 jobs in the textiles and apparel industries, however, manufacturing as a whole declined 1.0% during 1998, following two years of similar losses. Despite 40,000 newly created jobs in 1998, the decline in this sector played such a large role in total employment, North Carolina's overall employment dropped by 1.1% during 1998, after gains of 2.4% and 4.2% in 1997 and 1996, respectively.

   Despite declines in total employment, the state's unemployment rate fell again during 1998. North Carolina's unemployment rate has been lower than the national average for the past four years. In 1997, the rate declined to 3.6% and dropped again during 1998 to 3.5%, with rates as low as 2.5% in the state's metropolitan areas. Nationally, the unemployment rate during these two years was 4.9% and 4.5%, respectively.

   The state's ability to retain its low unemployment rate is related directly to decreases in the labor force comparable to those in total employment. During recent years, North Carolina's labor force has undergone significant change as the state has moved from an agricultural to a service and goods-producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to the wide dispersion of non-agricultural employment, the people have also been able to maintain, to a large extent, their rural residences. During 1998, the labor force declined by 1.3%, 0.2% faster than overall employment. The state's population, on the other hand, grew by 1.6% in 1998. This growth did not directly affect the current labor force because about 92% of this gain was due to births, while in-migration was almost completely offset by deaths. Over the ten-year period since 1989, however, the state labor force has grown 11.9% to nearly 3.9 million workers and overall employment has increased by 12.0% to about 3.7 million.

   Low unemployment combined with strong job growth has put pressure on North Carolina's economic performance due to quickly rising labor costs. Because the labor market in the state is tight, labor costs have been rising at increased rates during the late 1990s. Thus far, improved productivity has offset the additional labor costs, but difficulties could arise in the future, possibly causing higher general inflation or reduced profitability for North Carolina businesses.

   Per capita personal income in North Carolina has risen steadily for the past four decades. In 1960, per capita income in North Carolina averaged only 71.2% of the national average, then stabilized at about 80% during the 1970s and 1980s. In 1998, per capita personal income grew 5.1% to $23,174 or 91.6% of the national average ($25,298). North Carolina's per capita personal income is expected to increase by about 5% through 2001.

   The year 2000 is expected to look much like 1999, as economic growth slows in North Carolina. The Gross State Product is projected to increase by 3.5%, and job growth will be around 1.5%. As the economy slows, businesses making durable goods, like manufacturing and construction, will be the most adversely affected. Although projected growth is slower than in previous years, no recession is expected for the state.

   REVENUES AND EXPENDITURES. The North Carolina State Constitution requires that the total expenditures of the state for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and a portion of the surplus remaining in the State Treasury at the beginning of the period. State law requires 25% of surplus funds from the previous fiscal period to be placed in the Savings Reserve Account; an amount of the funds equal to 3% of the value of state-owned facilities to be placed in the Reserve for Repairs and Renovations; and 6.5% of the surplus funds to be placed in the Clean Water Management Trust Funds. The remainder of the surplus may be used for expenditures during the following fiscal period.

   Total revenues for general governmental functions (general fund, special revenue funds and capital projects) amounted to $23.4 billion for the fiscal year ended June 30, 1998. Tax revenues, representing 56.8% of all revenues, increased by $1.1 billion during FY 1998, reflecting the favorable economic climate in North Carolina. Income tax collections increased by 12.7% over FY 1997, while sales tax receipts experienced a 4.4% increase. Federal funds, the second largest portion of the state's total income at 25.6%, grew by only 2.1% during FY 1998.

   Expenditures and other financing uses for general governmental purposes totaled $22.9 billion in FY 1998. Of this amount, 31.9% was used for health and human services, 23.7% for education, 10.4% for transportation and 4.9% for general government expenses. Total expenditures increased by $1.6 billion (7.5%) during FY 1998, with the largest increases directly related to education and health and human services.

   Since 1994, the state has had a budgetary surplus, due in part to new taxes and fees, as well as spending reductions put into place in the early 1990s. In addition, like the nation, the state has experienced an economic recovery during the 1990s. The general fund surplus at the end of Fiscal Year 1998 was reported at $1.665 million, compared with the balance of $1.704 million at the end of FY 1997.

   According to 1991 legislation, a portion of the state's general fund balance is reserved for deposit in the Savings Reserve Account (SRA), which was established at the end of FY 1992. Under this legislation, 25% of any unreserved credit balance is transferred in the SRA until the account equals 5% of general fund appropriations for the prior year. During FY 1997, no deposit was made to the SRA. At the end of FY 1998, however, $21.6 million was transferred into the SRA, bringing the total reserve to the 5% level of $522.5 million.

   Consistent with the expected growth in the state's economy, tax collections were projected to increase by 5.7% during Fiscal Year 1999. Growth in individual income tax receipts was estimated to be 6.7% on the basis of gains in employment and wages, while the sales and use tax income was projected to grow by 5.8%. According to the revised budget, however, actual gains in general fund tax collections will be lower due to tax law changes enacted by the 1996 and 1997 sessions of the North Carolina General Assembly. Among the changes expected to affect FY 1999 revenues are: a reduction of the sales tax on food from 4% to 2%; the phased-in reduction of the corporate income tax from 7.75% to 6.90% by the year 2000; and the elimination of the soft drink tax. The impact of these changes will reduce tax income by $93.9 million during FY 1999, reducing overall growth of tax collections from 5.7% to 4.6%.

   Adjusted general fund revenues are expected to reach $12.3 billion during FY 1999, up 5.9% over the prior fiscal year. Total general fund expenditures are projected to be $12.5 billion, a 9.4% increase. After transfers and deposits in the budget stabilization reserve, the total general fund balance is projected to be $522 million.

   The greatest impact on FY 1999 and FY 2000 revenues results from the Bailey and Patton lawsuits. In the Bailey cases, state and local government retirees filed a class action suit as a result of the 1989 repeal of income tax exemptions for state and local government retirement benefits. In Patton v. State of North Carolina (filed May 1995), federal retirees filed a lawsuit in state court for tax refunds for the years 1989 through 1994 alleging that adjustments made in response to the 1989 repeal of the tax exemption for state retirees constituted unlawful discrimination against federal retirees. On June 9, 1998, the state and the various retirees involved in the Bailey and Patton cases settled their respective cases in the amount of $799 million. Of this amount, $400 million will be disbursed as tax refunds during FY 1999, and $399 million will be paid in refunds during FY 2000.

   Projected FY 2000 general fund revenues total $13.07 billion, with spending estimates of $13.06 billion. During FY 2000, a general fund balance of $6.9 million is expected. During FY 2001, general fund revenues are expected to be $13.84 billion, with appropriations of $13.83 billion. The general fund balance in FY 2001 is expected to be $3.5 million.

   DEBT MANAGEMENT. The State of North Carolina had a number of debt issues outstanding. These issues include $2.1 billion in general obligation bonds, $1.3 billion in revenue bonds in the component unit proprietary funds and $839 million in revenue bonds in the university funds. During 1998, general obligation debt for the state increased by 40%, but the general obligation debt per capita remained below $300. Debt service represented 0.7% of overall spending during FY 1998.

   BOND RATINGS. Moody's Investors Service, Inc., Standard & Poor's Rating Services and Fitch IBCA, Inc. all rate State of North Carolina general obligation bonds as AAA, making North Carolina one of only a few states to maintain three triple-A ratings. In addition, approximately 25% of all AAA ratings for state and local governmental units nationwide are located in North Carolina.

                                OHIO RISK FACTORS

   The Ohio Trust will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the state, or agencies or instrumentalities of the state or its political subdivisions ("Ohio Obligations"). The Ohio Trust is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate.

    No independent verification has been made of any of the following information.

   Generally, creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the state itself, and the state has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

   The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Ohio Trust or other parties.

   ECONOMIC OUTLOOK. While seeking diversification by expanding services and other non-manufacturing sectors, the Ohio economy continues to rely on durable goods manufacturing, concentrated largely in the production of motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity tends to be more cyclical than in more economically diversified states and in the nation as a whole.

   During 1998, Ohio's total payroll employment dropped by 0.1% (7,900 jobs), compared with growth in the 1% to 1.5% range during 1995-97. Services and trade, the state's largest areas of employment, created over 53,000 new jobs combined. Among all sectors, however, the finance, real estate and insurance sector showed the highest percentage gains, at 3.5% or 10,200 new positions. Yet one of the most important areas of the state's economy exhibited very slow growth again in 1998. With nearly 1.1 million residents employed in this area, Ohio is the third largest manufacturing state in the nation. The state's factories lead the nation in the production of steel, plastics and fabricated metals, as well as autos and trucks. Like manufacturing sectors across the country, Ohio's manufacturing sector experienced very slow growth, generating only 2,800 jobs in 1998 (following a loss of 2,100 jobs in 1997). Despite slowing employment growth, manufacturing still leads all Ohio industries in terms of total income, with $27.2 billion in durable and nondurable manufactured exports during 1997.

   Agriculture is another important segment of the economy, with over half the state's land devoted to farming and with approximately 16% of total employment in farming and agribusiness. The state's most important agricultural products are chickens, eggs, and dairy products.

   Before the 1990s, Ohio's unemployment rate was commonly higher than the national average. For the past eight years, however, the state's rates were below the national rates. During 1998, Ohio's average unemployment rate was 4.3% (down from 4.6% in 1997), while nationally the average was 4.5%. The state's drop in unemployment is affected in part by its slow rate of population growth. Ohio's population of 11.2 million managed to grow only 0.1% during 1998.

   As high-paying manufacturing jobs are replaced by lower-paying service sector positions, Ohio's personal income growth is slowing. During 1997, the state's per capita personal income grew 3.9% to $24,203, but it is still only 96% of the national figure ($25,298). Nevertheless, Ohio's per capita personal income is at a comparable level to three of the other four states in the Great Lakes region (Illinois is about $3,500 higher).

   Calendar 1999 should see Ohio experience continued but slowing economic growth. Personal income in the state and the nation is projected to increase by 5.2%, and Ohio's unemployment rate is expected to be approximately 5.0%. Slight declines in the sales of cars and trucks will impact durable goods manufacturing, but growth in services and trade should offset employment losses in those industries.

   There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Trust or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

   REVENUES AND EXPENDITURES. The State of Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures and is precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most state operations are financed through the General Revenue Fund ("GRF"), for which personal income and sales and use taxes are the major sources. Growth and depletion of GRF ending balances show a consistent pattern related to national economic conditions, with the ending balances reduced during less favorable and increased during more favorable economic periods. The state has well-established procedures for, and has taken in a timely manner, necessary actions to ensure positive balances during less favorable economic periods. Those procedures include general and selected reductions in appropriations spending.

   The current biennial budget includes fiscal years 1998 and 1999. During FY 1998, total GRF revenues reached $17.8 billion, with the individual income tax generating $5.6 billion (32.7%) and sales and use taxes generating $5.2 billion (29.2%) of this amount. GRF spending in FY 1998 totaled $17.6 billion, 7.4% higher than FY 1997. Of this amount, Medicaid and primary and secondary education appropriations were $5.2 billion and $4.3 billion, respectively. Because revenues were higher than anticipated, Ohio tax payers received an "economic performance and good management" bonus in the form of a one-time income tax reduction of 3.98%. This reduction was paid for using $262.9 million deposited into the Income Tax Reduction Fund at the end of FY 1997. Another issue which impacted state revenues was the continued phasing-in of personal exemption increases. During tax year 1998, the state personal exemption was increased from $850 to $950, and the exemption for dependents was raised from $850 to $1,050. At the end of FY 1998, Ohio's Budget Stabilization ("rainy day") Fund, targeted to be 5% of the previous year's GRF revenues, grew by 2.9% to $887.9 million.

   GRF revenues for the final year of the biennium, FY 1999, are projected to total $18.4 billion, a 3.8% increase over FY 1998 receipts. Income tax collections are expected to grow by 10.0%, while the sales and use tax will generate an additional 4.6% in revenue. Total GRF appropriations for FY 1999 are estimated at $18.5 billion, up 5.2%. At the end of FY 1999, the Budget Stabilization Fund balance is projected to be $922.1 million (up 3.9%).

   DEBT MANAGEMENT. Ohio's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current state constitutional provisions. The state may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the state from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the state in war.)

   By 14 constitutional amendments, approved from 1921 to date (the latest adopted in 1995), Ohio voters authorized the incurrence of state debt and the pledge to taxes or excises to its payment. As of May 6, 1998, $1.06 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such state debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($28.2 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($945.5 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($88.6 million outstanding, with no more than $50 million to be issued in any one year).

   The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of state full faith and credit obligations to be issued over 10 years), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

   The Constitution also authorizes the issuance of state obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.1 billion of which were outstanding as of May 6, 1998.

   The state's aggregate FY 1998 rental payments under various capital lease and lease purchase agreements were approximately $9.1 million. In recent years, state agencies have also participated in transportation and office building projects that may have some local as well as state use and benefit, in connection with which the state enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the state or a local agency, are issued that represent fractionalized interests in or are payable from the state's anticipated payments. The state estimates highest future fiscal year payments under those agreements (as of May 6, 1998) to be approximately $30.7 million (of which $27.2 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

   A 1990 constitutional amendment authorizes greater state and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of state obligations secured by a pledge of all or such portion as it authorizes of state revenues or receipts (but not by a pledge of the state's full faith and credit).

   A 1994 constitutional amendment pledges the full faith and credit and taxing power of the state to meeting certain guarantees under the state's tuition credit program which provides for purchase of tuition credits, for the benefit of state residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available state moneys has never been implemented, apart from a "guarantee fund" approach funded especially from program revenues.)

   State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period and are renewable only upon appropriations being made available for the subsequent fiscal period.

   Local school districts in Ohio receive a major portion (statewide aggregate approximately 44% in recent years) of their operating moneys from state subsidies but are dependent on local property taxes, and in 119 districts (as of May 6, 1998) from voter-authorized income taxes, for significant portions of their budgets. Litigation similar to that in other states has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional and ordered the state to provide for and fund a system complying with the Ohio Constitution, staying its order for a year (to March
1998) to permit time for responsive corrective actions. A small number of the state's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of state subsidy distributions to repayment if needed. Recent borrowings under this program totaled $41.1 million for 28 districts in FY 1994, $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), and $113.2 million for 12 districts in 1997 (including $90 million to one for restructuring its prior loans).

   Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the state. For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 24 cities and villages; for 18 of them, the fiscal situation was resolved and the procedures terminated (two villages and two cities are in preliminary "fiscal watch status"). As of May 6, 1998, the 1996 school district "fiscal emergency" provision was applied to five districts and 11 were on preliminary "fiscal watch" status.

   At present, the state itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

    RATINGS. Standard & Poor's Ratings Services and Fitch IBCA, Inc. both rate State of Ohio general obligation bonds as AA. Moody's Investors Service, Inc. gives these bonds a Aa3 rating.

                              OKLAHOMA RISK FACTORS

   ECONOMIC OUTLOOK. Oklahoma's economy has undergone significant diversification over the past two decades. Since the oil bust of the early eighties, the state has broadened its economic base to rely less on petroleum and agriculture. Energy dependency has given way to an economic structure, including manufacturing-driven growth, which more closely resembles other state economies. There have been sizable employment increases in the state's manufacturing and service sectors over the past ten years, resulting in a production mix very similar to that of the nation as a whole.

   Mirroring the national economy, Oklahoma has been experiencing one of the longest expansionary phases in recent history. Current economic performance is much better than that experienced during the mid-1980s. As measured by Oklahoma's Gross State Product (GSP), the oil bust of the 1980s is over. The 1998 estimated real GSP (inflation-adjusted) is expected to have surpassed the 1982 pre-bust level to reach $70.1 billion, reflecting 2.5% rise over 1997, compared with the national rate of 2.3%. According to 1997 statistics, agriculture adds more than $4.2 billion to the state's GSP. All major sectors of the state's economy, with the exception of mining, improved during 1998.

   For the past several years, Oklahoma has enjoyed favorable economic gains, especially in employment. Based upon data through First Quarter 1999, the state's employment has grown to 1.57 million, reflecting 1.2% annual growth during 1998. Although manufacturing employment has lead job growth in recent years, especially in electrical and electronic equipment, during 1998 it increased by only 0.5%. In 1999, the state's nonagricultural employment is expected to increase by 2.0% or 30,000 jobs, again outpacing the national growth rate. Half of the new jobs are expected to be in services, with another 4,900 in retail and wholesale trade, 3,700 in state government and 3,000 in manufacturing.

   Oklahoma boasts the lowest unemployment rate among its neighboring states (Arkansas, Colorado, Kansas, Louisiana, Missouri, New Mexico and Texas). The state's unemployment rate dropped from 4.5% (not seasonally adjusted) in March 1998 to 4.2% during March 1999, while the Southwest average for the same months was 5.0% and 4.6%, respectively. Oklahoma's annual unemployment rate during 1998 was 4.5%, compared to 4.5% for the nation.

   In step with the growth in employment, personal income growth in Oklahoma has continued to be strong. Per capita personal income in the state grew to $21,072 in 1998, up from $18,544 in 1995. Oklahoma dropped from 43rd to 44th among the states in terms of average per capita personal income, which is currently 80% of the national average ($26,412) and less than the other states in the Southwest region, which average $22,256. According to the Oklahoma Department of Commerce, per capita income in Oklahoma's two most populous counties, Oklahoma and Tulsa, have averaged 92.2% and 99.6% of the national figure, respectively. In other counties, however, the comparable figure is less than 72%, showing the disparity between the metropolitan and non-metropolitan areas.

   Oklahoma's population has increased from 3,145,576 in 1990 to 3,347,000 in 1998, a growth rate of 6.4% compared to the national average of 8.7%. Of the six neighboring states, only Kansas and Louisiana had slower population growth, at 6.1% and 3.5%, respectively. In comparison, the rates of population growth since 1990 in Arkansas, New Mexico, Texas and Colorado have been 8.0%, 14.6%, 16.3% and 20.5%, respectively. Because employment growth currently outpaces annual population growth in Oklahoma, the state is facing a tight labor market and could see significant wage pressures as well as labor shortages.

   REVENUES AND EXPENDITURES. Governmental expense budgeting provisions in Oklahoma are conservative, basically requiring a balanced budget each fiscal year unless a debt is approved by a vote of the people providing for the collection of a direct annual tax to pay the debt. Certain limited exceptions include: deficiency certificates issued at the discretion of the Governor (which may not exceed $500,000 in any fiscal year); and debts to repel invasion, suppress insurrection or to defend the state in the event of war.

   To ensure a balanced annual budget, the State Constitution provides procedures for certification by the State Board of Equalization of revenues received in the previous fiscal year and amounts available for appropriation based on a determination of revenues to be received by the state in the General Revenue Fund in the next ensuing fiscal year. In addition, the legislature cannot appropriate more than 95% of the general revenue expected to be collected in a given year.

   The impact of these fiscally conservative rules, however, has been to some extent offset by the practice of granting pension benefits and incurring other liabilities without providing the long range funding required to assure that the state will be able to make these payments when they become due. The Teachers and Firefighters pension plans and the state's Special Indemnity Fund will all require future funding to meet existing liabilities.

   Beginning July 1, 1985, surplus funds were placed in a Constitutional Reserve ("Rainy Day") Fund until the Reserve Fund equaled 10% of the General Revenue Fund certification for the preceding fiscal year. At the end of Fiscal Year 1998 (ended June 30, 1998) this Fund balance totaled $297.4 million, half of which may be appropriated under restricted conditions. This deposit to the Rainy Day Fund marked the third consecutive year in which the state made a contribution.

   Oklahoma's budgetary General Revenue Fund collections totaled $3.87 billion during Fiscal Year 1998, demonstrating 2.4% growth, compared to 1.9% growth the previous fiscal year. State tax dollars accounted for the largest increase in state income, lead by strong growth in individual income tax receipts. Oil and gas collections, however, decreased by nearly 20%. Actual Fiscal Year 1998 appropriations totaled $4.52 billion, reflecting 9% growth. Spending for Fiscal 1999 is estimated to reach $4.89 billion, up 8% over the previous year.

   The Fiscal Year 1999 budget includes significant tax relief for the purpose of enhancing the state's rate of economic growth. This package, which is estimated to have a fiscal impact of just over $100 million over the next several years, provides relief from individual income taxes, sales taxes and estate taxes. And for the first time in its history, Oklahoma reduced its personal income tax rate. Effective January 1, 1999, a new top rate of 6.75% will replace the existing 7% rate.

   One problem that remains is the large unfunded liability of the Teachers' Retirement System (TRS). Due in large part to the collapse of the oil industry in the mid-1980s and the consequent decline in revenue growth, the unfunded liability was created when the legislature continued to provide additional benefits without adequate funding. A major education initiative made the situation worse by adding thousands of new teachers at a time when contributions to TRS failed to cover normal costs. As a result the TRS now has an actuarially estimated unfunded liability of $4.8 billion.

   DEBT MANAGEMENT. In 1987, the state created the Executive Bond Oversight Commission and the Legislative Bond Oversight Commission, which meet jointly to review all proposed debt issuances and which must both approve each financing plan before obligations are issued.

   General obligation bonds are backed by the full faith and credit of the state, including the state's power to levy additional taxes to ensure repayment of the debt. Accordingly, all general obligation debt currently outstanding was approved by a vote of the citizens. Prior to a 1993 general obligation bond program, the state last issued general obligation bonds in 1968.

   As of June 30, 1998, the outstanding general obligation net debt of the State of Oklahoma was $318 million, down from $327 million in 1997. This figure excludes the self-supporting taxable bonds of the Oklahoma Industrial Finance Authority, which are secured by the repayment of loans made to private businesses.

   BOND RATINGS. The general obligation bonds for the State of Oklahoma are rated as follows: Standard & Poor's Ratings Services, AA; Moody's Investors Service, Inc., Aa3 (refined from Aa on February 7, 1997); and Fitch IBCA, Inc., AA.

                               OREGON RISK FACTORS

   Oregon's May 1999 forecast issued by the Department of Administrative Services states that Oregon's economy grew briskly in the first quarter of 1999. The pattern for growth was once again similar to the U.S., with consumer spending leading the way. The mild recovery in the Asian crisis alleviated some of the pain experienced by the manufacturing sector throughout the second half of 1998.

   The preliminary estimate of first quarter 1999 Oregon job growth is 3.9%. This is the fastest quarterly growth since the fourth quarter of 1996. It compares with 2.3% for the U.S. as a whole. The first quarter was a marked improvement over the fourth quarter of 1998, when jobs grew 2.4%.
   Over the past year, Oregon's economy slowed relative to its western neighbors. Oregon ranks 32nd among states for job growth between February 1998 and February 1999. California and Washington had much faster job growth during the period, ranking 7th and 12th, respectively.

   The forecast for Oregon's economy is that it will grow faster than the U.S. economy over the next two years. The growth will be mild and well below the fast pace of 1995 through 1997. No decline in employment is expected unless the U.S. economy falls into recession. Job losses to manufacturing should lessen in 1999 with slight gains in 2000, following the recovery of the Asian economies.
   Oregon's economy has grown relatively faster than the nation throughout the 1990s. Oregon is expected to remain a high growth state.

   The major risk to Oregon's economy is a change in consumer spending patterns. A stock market correction that adversely impacts wealth and shakes consumer confidence, will slow down spending. The risk to businesses is further turmoil in world economic markets. Both consumers and businesses would be directly impacted if oil prices keep spiraling higher. If all these risks come to play, the reduction in growth would be widespread across all industries and consumer groups.

   Impact of recent initiatives has put pressure on the General Fund for revenue for certain purposes. The "kicker law" says if biennial General Fund revenues exceed estimated revenues by 2% or more, the entire excess must be refunded. In 1990, Ballot Measure 5 diverted General Fund money to replace reduced property taxes for local schools and community colleges. Since then, $3.27 billion has been transferred to local schools. This money was previously allocated to human resources, natural resources, and higher education programs. In 1994, Ballot Measure 11 increased criminal sentences, ultimately requiring more than $1 billion from the General Fund to build prisons, requiring still more to operate them. In November of 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference.

   Ballot Measure 50, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90% of its 1995-96 value. The measure also limits future growth on taxable value to 3% a year, with exceptions for items such as new construction, remodeling, subdivisions, and rezoning. It establishes permanent tax rates for Oregon's local taxing districts, yet allows voters to approve new, short-term option levies outside the permanent rate limit if approved by a majority of a 50% voter turnout.

   Actual General Fund revenue for the 1995-97 biennium was $7,731.58 million. As of May 1999, General Fund revenue is projected to be $8,260.3 million for the 1997-1999 biennium. Th ending balance is estimated to be $329.6 million. The 1997-99 General Fund revenue estimate is $76.0 million lower than the March 9 forecast. It is $35.2 million higher than the Close of Session (COS) estimate.

   All non-corporate income tax revenue is now projected to exceed the 1997-99 COS forecast by $153.9 million. This is 2.03% above the COS forecast. While this means that a surplus kicker refund for individuals is projected for the 1999-2001 biennium, revenues exceed the threshold by only $2.6 million. The corporate income tax forecast is $118.7 million below the COS estimate. This makes a surplus kicker credit next biennium highly unlikely.

   General Fund revenue is forecast to total $9,827.4 million in 1999-2001, a 19% increase from the prior biennium. The beginning balance is forecast to be $329.6 million. Combined, they provide total General Fund resources of $10,157.0 million for the biennium. This is an increase in resources of $43.8 million from March 1999.

   As of June 30, 1998, total outstanding general obligation bonds was $3.0 billion. The debt service requirements for general obligation bonds were $4.87 billion. Also, as of June 30, 1998, the certificates of participation debt totaled $665.1 million.

    Each of Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) Moody's Investors Service and Standard & Poor's Ratings Group had assigned their municipal bond ratings of "AA," "Aa2," and "AA," respectively.

                            PENNSYLVANIA RISK FACTORS

   ECONOMIC OUTLOOK. The Commonwealth of Pennsylvania historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of the Commonwealth's economy diversified as the coal, steel and railroad industries began to decline. A more diversified economy is necessary as the traditionally strong industries in the Commonwealth decline due to a long-term shift in jobs, investment and workers away from the northeast part of the nation. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

   The strong growth experienced in Pennsylvania in 1997 was unanticipated and did not continue at such a high level during 1998. Nevertheless, the Commonwealth is still enjoying its longest period of economic growth, most sectors have created new jobs, and unemployment rates are comparable to the national average.

   Although service producing employment is gaining ground in Pennsylvania, goods producing employment is declining steadily. The combination of these two factors resulted in a 1.1% drop in overall employment during 1998, after a 1.4% gain in 1997. The service sector gained about 60,000 in 1998, further increasing the share of non-manufacturing employment in the state to approximately 83%. Construction employment also experienced strong growth, due in part to unseasonably mild weather conditions during the year. Manufacturing payrolls as a whole grew by 0.9% in 1998, but several large durable and nondurable goods producing industries continued to suffer losses, including metal production, industrial machinery, transportation equipment, apparel and textiles, and paper products. Despite employment losses, Pennsylvania's unemployment rate dropped during 1998, due in part to a 0.1% decline in the state's population of 12 million. The population loss is almost wholly depended on rapid outward migration by Pennsylvania's residents to other states. During 1998, Pennsylvania posted an annual unemployment rate of 4.6% (4.5% in the U.S. as a whole), with the state's unemployment rate recorded as low as 3.8% during the course of the year. The 1998 rate is the first time unemployment in Pennsylvania has fallen below 5.0% since 1989.

   Personal income growth in Pennsylvania slowed a bit in 1997 but still equals the national growth rate. The state's per capita personal income rose 4.7% to $25,678. This average is 102% of the U.S. average of $25,298, giving Pennsylvania a 17th place ranking among all the states.

   Pennsylvania's economy is projected to continue its expansion during 1999, but at a slower rate than the national economy. Gains in the stock market will cause personal income to continue rising, but overall employment will be stagnant, with continued losses in durable and nondurable manufacturing.

   REVENUES AND EXPENDITURES. Financial information for the principal operating funds of the Commonwealth of Pennsylvania is maintained on a budgetary basis of accounting. A budgetary basis of accounting is used for the purpose of ensuring compliance with the enacted operating budget and is governed by applicable statutes of the Commonwealth and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The budgetary basis financial information maintained by the Commonwealth to monitor and enforce budgetary control is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

    At the end of fiscal year 1998 (ending June 30, 1998), the Commonwealth reported an unreserved/ undesignated fund balance (budgetary basis) of $488.7 million in the General Fund, up 21.4% from a budgetary basis fund balance of $402.7 million in FY 1997. The FY 1998 fund balance resulted from total revenue collections of $27.8 billion less appropriation authorizations totaling $25.9 billion, less other net financing uses equaling $1.3 billion. The appropriation authorizations, which grew only 0.1% in FY 1998, include $13.6 billion for public health and welfare and $7.7 billion for education. General Fund revenues, more than 70% of which are generated from taxes, increased by 6.3% over FY 1997 figures.

   Like most other states, Pennsylvania maintains a Tax Stabilization ("rainy day") Fund to ensure against depressed revenues during future economic crises. During FY 1998, a record $209.5 million was transferred into the fund, including a one time $150 million transfer above the annual deposit. Currently, the minimum annual contribution to the Tax Stabilization Fund is 15% of the General Fund's closing balance. At the end of FY 1998, the Tax Stabilization Fund's balance surpassed $675 million.

   Although Pennsylvania ranks 49th among the 50 states in the number of state employees per capita, the Commonwealth plans to reduce salaried positions by approximately 1,000 during 1999 in order to hold down the cost of government operations. Total General Fund spending of $17.99 billion is budgeted for FY 1999, up 4.4% from the prior fiscal year. Also included in the FY 1999 enacted budget is $221.8 million in tax reductions, including a drop in the capital stock and franchise tax as well as an increase in the income limit for eligibility for tax forgiveness which is expected to benefit about 400,000 residents.

   General Fund revenues are projected to grow more slowly than FY 1999 appropriations, gaining 4.2% to total $17.95 billion. Pennsylvania's unreserved/undesignated General Fund balance at the end of FY 1999 is estimated to be $52.2 million. With the $54 million projected transfer at the end of FY 99, the reserve balance in the Commonwealth's Rainy Day Fund will exceed $725 million, more than eleven times the $66 million balance at the end of FY 95.

   More than $273 million in tax reductions are proposed in the FY 2000 budget. Including the reductions, General Fund revenues are estimated to grow to $18.65 billion, while appropriations of $18.63 billion are anticipated. A General Fund closing balance of $22 million is anticipated for the end of FY 2000, leaving $3 million for transfer to the Tax Stabilization Fund.

   DEBT MANAGEMENT. The Constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. Capital project debt outstanding cannot exceed one and three quarters (1.75) times the average of the annual tax revenues deposited in all funds during the previous five fiscal years. The certified constitutional debt limit at August 29, 1997 was $34.3 billion. Outstanding capital project debt at August 29, 1997 amounted to $3.7 billion.

   In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate approved programs, such as economic revitalization, land and water development, and water facilities restoration; and for special purposes approved by the General Assembly, such as disaster relief. The total general obligation bond indebtedness outstanding at June 30, 1997 was $4.8 billion. Total debt service transfers paid from General Fund and Motor License Fund appropriations during the fiscal year ended June 30, 1997 amounted to $781.5 million.

   In addition to general obligation bonds, the Commonwealth issues tax anticipation notes ("TANS") to meet operating cash needs during certain months of the fiscal year. The Commonwealth anticipates issuance of $225 million in General Fund TANS during the 1997-98 fiscal year. During fiscal year 1996-97, $550 million TANS were issued.

   The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated 1997 population of 1.48 million according to the U.S. Bureau of the Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

   Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council on January 3, 1992, and approved by the PICA Board and signed by the Mayor on January 8, 1992. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 30, 1996.

   As of February 28, 1997, PICA has issued approximately $1,761.7 million of its Special Tax Revenue Bonds to provide financial assistance to Philadelphia, to liquidate the cumulative General Fund balance deficit, to refund certain general obligation bonds of the City and to fund additional capital projects. No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,102.4 million in Special Tax Revenue Bonds outstanding as of June 30, 1997.

    The audited General fund balance of the City as of June 30, 1995, 1996, and 1997 showed a surplus of approximately $80.5 million, $118.5 million, and $128.8 million, respectively.

   RATINGS. All outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by Standard & Poor's Ratings Services; Aa3 by Moody's Investor's Service, Inc.; and AA by Fitch IBCA, Inc. Standard & Poor's rating on City of Philadelphia general obligation bonds is BBB, and Moody's rating is Baa2. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

                           SOUTH CAROLINA RISK FACTORS

   ECONOMIC OUTLOOK. In 1995, South Carolina unveiled its Approaching 2000 plan, the State's first comprehensive strategic plan for economic development. South Carolina is primarily a manufacturing state, with 24% of all jobs in 1996 in the manufacturing industry, exceeding the U.S. average of 15.5% and making the State the fifth highest manufacturing employment concentration in the nation. The Approaching 2000 plan emphasizes economic diversification, moving away from traditional manufacturing such as the textile industry and toward attracting industries with high manufacturing content. Most of South Carolina's growth in 1997 occurred in emerging, high value-added manufacturing sectors such as chemicals, metals and equipment, rubber and plastics, and paper and printing. Approaching 2000 has also promoted a rural development strategy, seeking to increase rural investment and job growth outside the major cities. In the three years since the introduction of the plan, South Carolina has experienced a record $16.5 billion capital investment by industry (a 200% increase over 1992-94), including $4.4 billion for rural areas, a 32-year high in job growth, and a record high average wage for new jobs.

   Per capita personal income in South Carolina increased 4.7% in 1996 and 4.6% in 1997, compared to national income growth of 4.8% in 1996 and 4.7% in 1997 and regional growth of 4.5% during those two years. In 1997, South Carolina's per capita personal income reached $20,651, 81.6% of the national average ($25,298), raising the State from 40th to 39th among the fifty states. South Carolina's total personal income, however, increased 5.8% in 1997, surpassing the nation's 5.6% growth and ranking South Carolina 28th among the fifty states. During 1998, total personal income for the State remained the same during the first quarter and grew by 1.7% during the second quarter. Corresponding national rates for the same periods were 1.4% and 1.1% growth, respectively, and in the Southeast region, 1.2% and 1.1%, respectively.

   Employment in South Carolina over the last two decades has grown one-third faster than the United States as a whole. In 1997, the State's economy added 29,303 new jobs in the non-agricultural sector (including 9,077 in non-urban areas), 13% more than in 1996 and 11% more than the previous record set in 1965. Between October 1995 and October 1996, South Carolina experienced the largest unemployment rate increase (0.9%) in the nation. However, South Carolina's unemployment rate decreased dramatically in the last year, from an average of 6.0% in 1996 to 4.5% in 1997. The national unemployment rate decreased from 5.4% in 1996 to 4.9% in 1997. During the first eleven months of 1998, the State's unemployment rate has averaged 3.4%.

   REVENUE AND EXPENDITURES. The State Constitution requires the General Assembly to provide a balanced budget and requires that any deficit be corrected in the succeeding fiscal year. The State Constitution also provides that the State Budget and Control Board may, if a deficit appears likely, put into place reductions in appropriations in order to prevent a deficit. A constitutional amendment was approved in the November 6, 1984 general election providing that annual increases in State appropriations may not exceed the average growth rate of the State's economy and that the annual increase in the number of State employees may not exceed the average growth of the State's population. The State Constitution also establishes a General Reserve Fund and a Capital Reserve Fund for the purposes of covering budgetary deficits.

   The General Reserve Fund balance must equal 3% (reduced from 5% to 4% in 1984 and from 4% to 3% in 1988) of the General Fund revenue as of the latest completed fiscal year. Funds may be withdrawn from the reserve only for the purpose of covering operating deficits. The amount withdrawn must be restored to the account within three years out of future revenues until the 3% requirement is again reached. The General Reserve Fund balance at the end of fiscal years 1996, 1997 and 1998 was $121 million, $127 million and $130.4 million, respectively. The projected General Reserve Fund balance for fiscal year 1999 is $137.6 million.

   The Capital Reserve Fund is a recurring appropriation that must equal 2% of the General Fund revenue as of the latest completed fiscal year. If the current year's revenue forecast projects a year-end deficit by March 1, then the Capital Reserve Fund appropriation must be reduced to the extent necessary before mandating any operating appropriation reductions. If no year-end deficit is projected by March 1, the Capital Reserve Fund may be appropriated in separate legislation by a two-thirds majority of each house. Allowed expenditures are:
(1) to finance in cash previously authorized capital improvement bond projects;
(2) to retire interest or principal on bonds previously issued; or (3) for capital improvements or other nonrecurring projects. The Capital Reserve Fund had a balance at the end of fiscal years 1996, 1997 and 1998 of $80.49 million, $84.67 million and $84 million, respectively. The estimated amount in the Capital Reserve Fund for fiscal year 1998 is $91.77 million.

   The State of South Carolina's Budgetary General Fund ended its 1997-98 fiscal year with a budgetary surplus of $254.9 million. Actual General Fund revenue at the end of fiscal year 1998 was $4.846 billion, a 5.62% increase over the previous year and $170 million above the legislative revenue estimate. Total appropriations at the end of fiscal year 1998 were $4.977 billion. Of this amount, the State spent $4.754 billion, set aside $86.9 million from the Capital Reserve for expenditures in 1998-99, and carried forward $131 million. The remaining balance of $4.8 million represents net lapses of unspent appropriations.

   The State General Assembly's budget for fiscal year 1998-99 projects a total State budget of $12.72 billion. Appropriations totaling $4.735 billion were anticipated from recurring and non-recurring funding sources, 3.5% less than fiscal 1998's legislative estimate. The General Appropriation Act provides for $4.9 billion in General Fund revenue, an increase of 4.3% over the General Fund revenue estimate contained in the 1997-98 Appropriation Act. This estimate includes $257.0 million in "new" recurring revenue. The spending plan contains no new general tax or fee increases, but does account for the ban on video poker (effective June 1999), eliminating $52.4 million in General Fund revenue. The statutorily- and constitutionally-mandated General Reserve Fund, Capital Reserve Fund, Debt Service, and Local Government Fund accounts were funded at the required levels, totaling $45.9 million.

   Responding to recurrent operating deficits of the early 1990's, Standard & Poor's placed the State's AAA-rated general obligation debt on its CreditWatch and reduced its rating to AA+ on January 29, 1993. Because South Carolina's economy has improved dramatically since 1993, the State regained its AAA rating on general obligation debt from Standard & Poor's on July 9, 1996. Both Moody's Investor Services and Fitch IBCA, Inc. have also published AAA ratings on general obligation debt for South Carolina.

   Prospective investors should study with care the portfolio of Bonds in a South Carolina Trust and should consult with their investment advisers as to the merits of particular issues in a portfolio.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the South Carolina Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the South Carolina Trusts to pay interest on or principal of the Bonds.

                             TENNESSEE RISK FACTORS

   ECONOMIC OUTLOOK. The Tennessee economy continued its healthy pace of economic expansion through 1998. Some concerns have been voiced over the seemingly slower pace of growth that has characterized the state in the last couple of years, compared to earlier years in the current economic expansion. Rather than indicating weaknesses in the foundation of the Tennessee economy, this trend reflects an economy operating at its full employment potential; there is simply less room for growth given the currently high level of overall economic activity.

   The close of 1998 brought with it the relief that international events had not successfully conspired to seriously weaken the national and state economies. Tennessee is expected to close out 1998 with overall nonagricultural job growth of 1.7 percent (44 thousand new jobs), compared to 2.5 percent growth for the nation. The single-largest problem confronting the state's job situation is weakness in the manufacturing sector, where job losses have hurt the overall job picture. There is, however, ample strength elsewhere in the state economy, most notably in construction, trade and services. Moreover, the state unemployment rate for 1998 is expected to be at a remarkable 4.2 percent. So all in all, the state's job picture remains strong. Other indicators also point to a strong state economy. For example, personal income is expected to advance 4.3 percent in 1998.

   Tennessee's pace of job creation slipped below that of the nation in 1996, but remained at a healthy 1.4 percent. Job growth accelerated to percent in 1997, but the nation showed stronger acceleration, racking up 2.6 percent job growth. Relative to the southeast, the state's pace of job growth surpasses only three other states in the region (West Virginia, Alabama and Mississippi). South Carolina and Florida have enjoyed exceptionally strong job growth over the quarter ending October 1997 to the quarter ending October 1998.

   A primary explanation for Tennessee's relatively slow growth is the performance of the manufacturing sector. The rate of job decay in the state's manufacturing sector is exceeded only by Alabama. The relatively large job losses in the Tennessee manufacturing sector have outweighed good job gains in other sectors of the state's economy yielding only modest overall job growth. The strongest growth rate has been recorded in the construction sector, with gains in excess of 4 percent.

   As with job growth, Tennessee has fared well against the nation and its regional counterparts in the rate of income creation. State growth in personal income during the current economic expansion exceeded growth in personal income for the national economy--up until 1996, when the tables were turned and the U.S. showed its dominance. Tennessee's longer-term performance has been instrumental in moving the state closer to national norms, with Tennessee's per capita personal income in 1998 expected to be about 89 percent of the national average. Out of the southeastern states, Tennessee leads seven states and trails only four states (Virginia, Florida, Georgia and North Carolina).

   The State's nonagricultural job growth for 1998 was 1.70%. At the same time, Tennessee's growth lagged behind the nation, which experienced a 2.46% gain in 1997. However, it is forecasted that Tennessee should expect the same 1.70% growth for 1999 while the national growth will slow to 1.13%.

   Consistent with long-term trends, job growth in the service sector will outpace job growth in other broad sectors of the state economy in both 1999 and 2000, advancing 2.8 percent and 3.2 percent, respectively. By 2000 the service sector will account for 744 thousand jobs, which is 27.3 percent of all nonagricultural jobs in the state. Job growth in services has been remarkable: as recently as 1990, services represented 22.2 percent of state nonagricultural jobs. Together jobs in the wholesale and retail trade sectors will enjoy strong growth of 2.7 percent in 1999 and 2.4 percent in 2000. Job growth in 1999 alone will lead to the creation of well over 16 thousand new job opportunities in this sector for Tennesseans. By 2000 the trade sector will account for 24.1 percent of all nonagricultural jobs in the state. Job contraction in the manufacturing sector will accelerate in 1999, with jobs expected to decline by 1.0 percent. Slight improvement will take place in 2000 as job erosion slows to 0.6 percent. The net losses in manufacturing reflect weakness in the nondurable goods sector and modest strength in the durable goods sector. Following a setback in 1996, the state's durable goods sector has been able to engineer a decent rate of job creation.

   Tourism is rapidly becoming a more prominent sector in the Tennessee economy, and it enjoyed growth rates averaging 5.8% from 1990 to 1995. The growth has been sparked by the rapid development of music theaters in Pigeon Forge, the Tennessee Aquarium in Chattanooga, the revitalization of downtown Nashville, as well as the increased interest in outdoor activities such as camping and hiking.

   Tennessee has a diverse agricultural sector. Cattle, cotton, soybeans, dairy products, broilers, corn and tobacco are the largest products, respectively, in terms of cash receipts for Tennessee farmers. Other important crops include wheat, floriculture, hay, vegetables and other livestock. Cattle operations, however, generate more income in the aggregate than any other single commodity in Tennessee. In all, production agriculture generates more than $2 billion in annual cash receipts for the State's farmers. Farm profit, however, has fluctuated sharply in recent years from a $799 million peak in net cash income for 1992's record production year to $614.7 million in 1995. Total agricultural earnings increased by $37 million during 1997. For 1998, farmers will be concerned about the potential impacts of the El Nino weather phenomenon on crop yields.

   In addition, 1997 was the first full year under the 1996 farm bill, which radically changed the character of federal income support for agriculture. Overall, Tennessee will benefit from the bill, especially in the next few years when federal payments are substantially higher than what farmers would have received under the old policy. Yet production shifting (i.e., cotton to corn and wheat) is expected to cost the State $29.1 million in total income and output, as well as a loss of an estimated 231 jobs. These changes may result in significant economic impacts for the regions and industries in which they are centralized.

   Nominal Tennessee personal income is projected to rise 4.5 percent in 1999, up slightly from the 4.3 percent pace expected for 1998. Tennessee's expected growth will surpass the 3.9 percent pace of growth expected for U.S. personal income in 1999. Inflation-adjusted personal income, however, will be up 3.0 percent in 1999 versus 3.5 percent growth in 1998 (see Figure 2.9). Nominal per capita income in 1999 is forecast to grow 3.4 percent, rising to 4.2 percent growth in 2000. Per capita income for the U.S. will come in at the lower rate of
3.0 percent in 1999, rising to 4.1 percent in 2000. Wage and salary income will be the strongest growing component of personal income in 1999, increasing5.0 percent. Proprietors' income is expected to rise 4.8 percent in 1999, while rent, interest and dividend income will be up 2.9 percent. For fiscal year 1998/1999, nominal personal income is forecast to grow 4.6, accelerating to 5.0 percent growth in fiscal year 1999/2000.

   The U.S. Census Bureau reports that Tennessee's population was recorded at 4,877,203 during the 1990 Census. The population is estimated to have reached 5,368,198 during July 1997. Between 1990 and 1997, Tennessee's population has increased at a higher rate than the nation as a whole, with gains of 10.1% and 7.6%, respectively. Between July 1996 and July 1997, the State's population grew by 348,130 people, a 1.8% increase ranking the sixth highest in the nation.
   Although its population has grown in general, Tennessee experienced a 1.3% decline in the civilian labor force in 1997. The State's unemployment rate for 1997 averaged 5.4%, up from 5.2% in 1996, while the United States averaged 5.4% in 1996 and 4.9% in 1997. During the first three months of 1998, Tennessee has averaged 4.6% unemployment, slightly lower than the 4.7% average for nation. The unemployment rate is expected to move into the 5.2% range during late 1998 and 1999.

   REVENUES AND EXPENDITURES. The actual State expenditures for Fiscal Year 1997 was $12.47 billion. Actual General Fund revenue for Fiscal 1997 was $11.436 billion. The actual General Fund revenues for 1998 were $8.42 billion with General Fund expenditures of $7.85 billion. Overall revenues for 1998 were $13.82 billion with expenditures of $13.09 billion, which are increases of 5.6% and 5.4% over Fiscal Year 1997 expenditures and revenues, respectively.

    Tennessee's Rainy Day Fund remains at $101 million. During 1997, the State passed a law to earmark 10% of the State's future revenue growth to build up these reserves.

   LEGAL PROCEEDINGS. Tennessee is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. The Tennessee Supreme Court affirmed a case in which the lower court found the Tennessee Department of Revenue improperly defined non-business earnings for tax purposes. Although this case involved only $925,000, its outcome could affect future cases and could have a detrimental impact to Tennessee's revenue base. The Tennessee Supreme Court also reversed a similar case in which the lower court found the taxpayer's partial sale of business holdings resulted in taxable business income. Although the Tennessee Supreme Court differentiated this case from the previous one, these cases may create future litigation challenging Tennessee's corporate tax and impacting revenue.

   DEBT ADMINISTRATION. The State Constitution of Tennessee requires a balanced budget. No legal authority exists for deficit spending for operating purposes beyond the end of a fiscal year. Tennessee law permits tax anticipation borrowing, but any amount borrowed must be repaid during the fiscal year for which the borrowing was done. Tennessee has not issued any debt for operating purposes during recent years with the exception of some advances which were made from the Federal Unemployment Trust Fund in 1984. No such advances are now outstanding, nor is borrowing of any type for operating purposes contemplated.
   The State Constitution of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. Under State law, the term of bonds authorized and issued cannot exceed the expected life of the projects being financed. Furthermore, the amount of a debt obligation cannot exceed the amount authorized by the General Assembly.

   BOND RATINGS. State of Tennessee general obligation bonds have been assigned the following ratings: Standard & Poor's Ratings Services, AAA; Moody's Investors Service, Inc., Aaa; and Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.), AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Portfolio of a Tennessee Trust may not be adversely affected by changes in economic or political conditions.

                               TEXAS RISK FACTORS

   ECONOMIC OUTLOOK. Texas's economic growth in general has paralleled U.S. growth since 1995. The State's Comptroller has forecasted slower economic expansion in 1999, but it should continue to outpace the growth of the national economy. Although the U.S. economy shows signs of renewed strength, a retrenchment in the high-technology industry has restrained vigorous economic recovery in Texas. Nevertheless, a growing State economy, healthy gains in employment and personal income, and unspent cash from the 1996-97 biennium should combine to increase the amount of State revenue available for general spending through the 1998-99 fiscal biennium.

   Texas's real gross state product has outpaced national economic growth in every year of the 1990s, with average annual growth rates exceeding the nation's by nearly one percentage point each year. In fiscal 1995, Texas's gross state product grew by 5.3%. In fiscal 1996, the gross product grew by only 3.5%, but it picked back up to 5.2% growth in 1997. The United States experienced 2.0%, 2.8% and 3.8% growth during those years. This pattern should continue throughout the 1998-99 biennium, with the State's gross state product increasing at an annual rate of 5.2% during 1998 (compared to 2.7% for national gross domestic product), but then dropping to 4.3% growth in 1999.

   The three industries in Texas with the highest employment concentration are oil and gas extraction, pipelines, and petroleum production. However, Bureau of Economic Analysis data for 1970, 1980 and 1990 show a decreasing concentration in these industries, indicating that the State's economy has become more like the country's. Increasing economic diversity helps protect Texas from business cycles associated with the energy industry, but concentration in these industries allows the State to reap greater rewards when they prosper, as oil and gas extraction did in 1996 and 1997.

   Texas's largest industries in terms of employment have traditionally been services, trade and government. In September 1997, they represented 28.0%, 23.7%, and 17.1% of all employment, respectively. In the eleven months following September 1997, the major industries experiencing the greatest employment growth are construction (5.1%), transportation (4.8%) and services (4.1%). Trade and manufacturing were stable, but mining and production suffered a small loss in jobs (1.0%). During 1999, the electronic equipment and industrial machinery industries will become more important to the Texas economy. In 1997, exports of high-tech items such as semiconductors, communications equipment and computers reached more than 40% of the State's total exports. High-tech firms with established plants in Texas, such as Dell Computer, Texas Instruments, Compaq, Intel and Motorola, have driven much of this growth.

   Mexico is Texas's largest market, thanks in part to its proximity, trade liberalization and the peso recovery. Beginning in 1997, the economic picture for border areas has brightened in the aftermath of the 1994 peso devaluation. Mexico's fiscal crisis had spilled over to Texas border retailers. With Mexico's economy continuing to improve, retail activity along the border is increasing and feeding job growth and construction. Texas has also increased its investments in basic infrastructure along the Mexican border in order to take advantage of its location and further increase exports. The State's exports totaled $84 billion in 1997 and are expected to reach $90 billion in 1998, $98 billion in 1999 and $107 billion in 2000.

   Over the past ten years, per capita personal income growth in Texas has trailed behind the United States as a whole. Since 1986, Texas has experienced an average of 4.7% annual income growth, compared to the national average annual increase of 4.9%. In 1997, per capita personal income in the State reached $23,647 or 93.5% of the national average ($25,298). Texas ranked 28th among the fifty states in per capita personal income in both 1996 and 1997. Total personal income in the State increased 8.0% in 1997 (the national change was 5.6%), following a 6.7% rise in 1996. The State Comptroller's Office estimates that personal income will increase by 5.6% in 1999, with about half of the growth attributable to inflation.

   During fiscal 1997, Texas nonfarm employment registered 2.6% annual growth and reached a record 8.45 million, including over 200,000 new jobs. In the twelve months ending in September 1998, Texas added about 258,000 new jobs for an increase of 3.0%. The service sector experienced the bulk of these gains (228,000 jobs) with a 3.3% increase from September 1997. Construction employment grew at an annualized rate of 5.4%, an increase of roughly 25,000 new jobs in 1998. Manufacturing employment has increased by only about 9,000 jobs or 0.8%. The State Comptroller's economic forecast estimates 2.2% total employment growth in fiscal 1998 and again in fiscal 1999. Currently, the service-producing sectors (i.e., transportation and public utilities, insurance and real estate, government, and trade) are the major sources of job growth in Texas, accounting for 80% of total non-farm employment and over 90% of employment growth since 1990. In 1997, Texas experienced its lowest unemployment rate in ten years, reaching 5.4%. This rate has further decreased to 4.3% in April and May 1998 and has risen only slightly through November 1998. The unemployment rate for the United States in 1997 was 4.9%, decreasing to 4.6% in April and May 1998 (and 4.6% in November 1998).

   REVENUE AND EXPENDITURES. Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and federal grants. Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's largest source of income in fiscal 1998, increasing 2.7% compared to 1997 and totaling 29.0% of total revenue. Federal income is expected to increase by 3.8% in fiscal 1999. Sales tax, which had been the main source of revenue between 1981 and 1993, was second, accounting for 27.5% of total revenues in fiscal 1998 (up 4.1%). For the past 11 years, the sales tax has produced more revenue each year than all other taxes combined. Total sales tax collections for the fiscal 1999 are expected to grow by 4.0% and reach $12.3 billion, an increase of $474 million over fiscal 1998. While the growth in sales tax collections slackened in 1996-97, a jump in consumer confidence and spending has enabled a moderate increase in 1998 receipts.

   Oil production and regulation tax receipts in fiscal 1998 are expected to reach $366.5 million, down 14.6% from collections in fiscal 1997. Even though 1997 collections were bolstered by a spike in prices, the long-term price outlook is relatively flat, and taxable production is expected to continue to fall, including an additional 4.2% estimated drop in fiscal 1999. Natural gas tax receipts in fiscal 1998 are expected to reach $500.9 million, down dramatically (29.7%) from $712.2 million in fiscal 1997. Like oil, the strong fiscal 1997 collections is attributable to a sustained rise in prices. However, long-term natural gas prices are expected to remain flat in response to supply increases from Canada and the Gulf of Mexico.

   Heavy reliance on the energy and agricultural sectors for jobs and income resulted in a general downturn in the Texas economy beginning in 1982 when those industries suffered significantly. The effects of this downturn continued to affect the State's real estate industry and its financial institutions for several years. As a result of these problems, the general revenue fund had a $231 million cash deficit at the beginning of the 1987 fiscal year that grew to a $745 million cash deficit by the end of that fiscal year. After 1987, the Texas economy did begin to move toward a period of recovery. Expansion has continued, and the State ended fiscal 1997 with a general revenue fund cash surplus of $2.4 billion.

   Net revenues for general and special funds at the end of fiscal 1998 totaled $42.9 billion, or 0.6% over fiscal 1997. The two largest increases in revenue were a $2.7 million (42.5%) rise in claims settlements, and a $273.7 million (14.7%) increase in lottery proceeds. Expenditures at the end of fiscal 1998 increased by $1.76 billion, or 4.3% over fiscal 1997. Capital outlay experienced the largest expenditure increase, $187 million or 32.3% over 1997, while health and human services expenses were down by $326.7 million or 2.2% from 1997.

   The State's Comptroller's Office estimates that revenues in 1999 are expected to total $44.35 billion. The State of Texas will have $22.54 billion in funds available to finance general revenue-related operations during fiscal 1999 (estimated general fund appropriations are $21.58 billion). Available funds will come from three main sources. The ending balance available for certification carried forward from fiscal 1998 is expected to be $2.4 billion. Total tax revenue will be $22.1 billion, and total non-tax revenue will contribute an additional $10.8 billion. Of the non-tax revenue, the single largest portion will be $12.9 billion in federal revenue. The revenue estimate for fiscal 1999 is based on an assumption that the Texas economy will show a steady growth.

   With certain specific exceptions, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State unless the voters of the State, by constitutional amendment, authorize the issuance of debt (including general obligation indebtedness backed by the State's taxing power and full faith and credit). In excess of $9.0 billion of general obligation bonds have been authorized in Texas and almost $5.4 billion of such bonds, including revenue bonds, are currently outstanding. Many of these were issued by the Veterans' Land Board and the Texas Public Finance Authority.

   Though the full faith and credit of the State are pledged for the payment of all general obligations issued by the State, much of that indebtedness is designed to be eventually self-supporting from fees, payments and other sources of revenues; in some instances, the receipt of such revenues by certain issuing agencies has been in sufficient amounts to pay the principal of and interest on the issuer's outstanding bonds without requiring the use of appropriated funds.

   Pursuant to Article 717k-2, Texas Revised Civil Statutes, as presently amended, the net effective interest rate for any issue or series of Bonds in a Texas Trust is limited to 15%. In March, 1993, the Legislature passed a proposed constitutional amendment which would allow a limited amount of money to be "recaptured" from wealthy school districts and redistributed to property-poor school districts. However, the amendment was rejected by the voters on May 1, 1993, requiring the Legislature to develop a new school finance plan. At the end of May, 1993, the Legislature passed a new school finance bill that provides school districts with certain choices to achieve funding equalization. The Texas Supreme Court upheld this school finance law in January, 1995.

   The same economic and other factors affecting the State of Texas and its agencies also have affected cities, counties, school districts and other issuers of bonds located throughout the State. Declining revenues caused by the downturn in the Texas economy in the mid-1980s forced these various other issuers to raise taxes and cut services to achieve the balanced budget mandated by their respective charters or applicable State law requirements. Standard & Poor's and Moody's Investors Service, Inc. assign separate ratings to each issue of bonds sold by these other issuers. Such ratings may be significantly lower than the ratings assigned by such rating agencies to Texas general obligation bonds.

   A wide variety of Texas laws, rules and regulations affect, directly or indirectly, the payment of interest on, or the repayment of the principal of, Bonds in a Texas Trust. The impact of such laws and regulations on particular Bonds may vary depending upon numerous factors including, among others, the particular type of Bonds involved, the public purpose funded by the Bonds and the nature and extent of insurance or other security for payment of principal and interest on the Bonds. For example, Bonds in a Texas Trust which are payable only from the revenues derived from a particular facility may be adversely affected by Texas laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Bonds in a Texas Trust, the payment of interest and principal on which is payable from annual appropriations, may be adversely affected by local laws or regulations that restrict the availability of monies with which to make such appropriations. Similarly, Bonds in a Texas Trust, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by declines in real estate values and by Texas laws that limit the availability of remedies or the scope of remedies available in the event of a default on such Bonds. Because of the diverse nature of such laws and regulations and the impossibility of predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Bonds in a Texas Trust and, therefore, on the Units.

   From the time Standard & Poor's began rating Texas general obligation bonds in 1956 until early 1986, that firm gave these bonds its highest rating, AAA. In April 1986, in response to the State's economic problems, Standard & Poor's downgraded its rating of Texas general obligation bonds to AA+. Standard & Poor's further downgraded the general obligation debt rating in July 1987 to its current AA rating. Moody's Investors Service, Inc. has rated Texas bonds since prior to the Great Depression. Moody's upgraded its rating of Texas general obligation bonds in 1962 from Aa to Aaa, its highest rating, following the imposition of a statewide sales tax by the Legislature. Moody's downgraded such rating to Aa in March 1987 and currently publishes a Aa2 rating for Texas general obligation bonds. Fitch IBCA, Inc. rates Texas general obligation bonds AA+. No prediction can be made concerning future changes in ratings by national rating agencies for Texas general obligation bonds or concerning the effect of such ratings changes on the market for such issues.

   This summary is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in Texas, including information provided in official statements of recent Texas State issues. Historical data on economic conditions in Texas is presented for background information only, and should not be relied on to suggest future economic conditions in the State.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Texas Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Texas Trusts to pay interest on or principal of the Bonds.

                              VIRGINIA RISK FACTORS

   A Virginia Trust is susceptible to political, economic or regulatory factors affecting issuers of Virginia Bonds. Without intending to be complete, the following briefly summarizes some of these matters, as well as some of the factors affecting the financial situation in the Commonwealth of Virginia (the "Commonwealth" or "Virginia"). This information is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Virginia. No independent verification has been made of the accuracy or completeness of the following information.

   There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances, generally will not adversely affect the market value of Virginia Bonds held in the portfolio of a Virginia Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

   ECONOMIC OUTLOOK. The Commonwealth's financial condition is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries. Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade and government (federal, state and local). Defense activity is also an important component of Virginia's economy.

   The Virginia economy has experienced a significant and sustained period of economic growth since 1991. During 1998, Virginia continued to outpace national growth rates in most measures of economic activity. While the Commonwealth's labor market remained tight, its citizens have received benefits from increased job growth and higher real wages and salaries. In 1998, the Virginia economy surpassed national growth rates in personal income, total wages and salaries, total non-agricultural employment and retail sales.

   Virginia nonagricultural employment grew by 3.2% or 108,600 jobs during 1998, doubling the amount of new jobs created in 1996. The service sector accounted for 64% of this growth, with the majority of these jobs in high technology services. In addition, the strength of the Commonwealth's retail sales and housing market was reflected in employment growth in the retail trade and construction sectors. Although job losses continued in the manufacturing and federal government sectors, they were less severe than forecast.

   The magnitude of job losses from federal government downsizing on the Virginia economy is considerably smaller than it has been in the past six fiscal years. From 1991 to 1998, job losses from federal government downsizing numbered more than 60,000, nearly a typical year's job growth. In 1999 and 2000, job losses in the federal sector are expected to total only 4,000. Most job losses resulted from continued defense downsizing and federal government cutbacks in Northern Virginia and Hampton Roads.

   Strong job growth pushed Virginia's unemployment rate down to a record low 2.9% in 1998, falling further to 2.6% in March 1999. The Commonwealth's population, however, grew by only 0.8%, causing additional pressures on the labor market. Because of the tight labor market, Virginia companies have been raising wages and salaries in order to attract new workers. For the second straight year, Virginia's wage growth (7.7%) outpaced the national rate (7.3%). Per capita personal income in the state grew 4.9% to $27,385, the highest in the twelve-state Southeast region and 104% of the national per capita personal income level ($26,412). Increases in income also translated into increases in spending. Virginia retail sales grew by $2.7 billion to reach $58.4 billion in 1998. This increase amounts to 4.9% for the Commonwealth, while national retail sales grew 4.6%.

   With $11 billion in exports in 1997, Virginia ranks 17th among the states in terms of total foreign exports. Its exports accounted for about 5% of Virginia's Gross State Product (GSP). Canada and Japan are its most important trade partners, followed by Belgium, South Korea, Germany and Mexico. Of course, sagging Asian markets have begun to slow export growth in the United States. Given that approximately 20% of Virginia's exports are to Japan and South Korea, it is likely that Virginia will experience some of the impact of the Asian crisis. However, the relatively small share of GSP that could be affected and the strength of other sectors in Virginia's economic base should temper such concerns.

   REVENUES AND EXPENDITURES. Virginia uses a cash basis of accounting for budgetary purposes. Revenues and expenditures are recorded at the time cash is actually received or disbursed according to the provisions of the Appropriation Act. The Commonwealth's total revenue comprises two major resources: the General Fund and non-general funds. More than half of the state's revenues (53%) are "non-general funds" or funds earmarked by law for specific purposes. For example, motor vehicle and gasoline taxes must pay for transportation programs, student tuition and fees must support higher education, and federal grants are designated for specific activities. General Fund revenues are derived from general taxes paid by citizens and businesses in Virginia. At the end of Fiscal Year 1998 (ended June 30), Virginia's General Fund ending balance totaled $1.44 billion, nearly double the Fiscal 1997 balance. Of this amount, $1.41 billion was reserved or designated, including $542 million for the Revenue Stabilization Reserve ("Rainy Day") Fund, and $743.3 million designated for other appropriation or reappropriation in Fiscal 1999. After all 1998 designations, there is an undesignated fund balance of $33 million available for future uses.

   During Fiscal 1998, General Fund revenues totaled $9.20 billion. The overall revenue increase of 8.3% is attributable to favorable individual income and sale and use tax revenue collections, which reported 14.3% and 5.1% growth, respectively. Individual income taxes accounted for 59% of General Fund resources, while sales taxes made up 21%. These revenues plus other direct revenues from outside sources totaled $8.8 billion or 96% of all resources. The remaining monies totaling $391 million came through transfers from other funds, including alcoholic beverage sales and lottery profits.

   The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. General Fund disbursements including transfers for Fiscal 1998 totaled $8.7 billion, up 7.3% from the previous fiscal year. Expenditures totaled $7.3 billion and transfers to other funds were $1.4 billion. Education accounted for 44%, while social services, Medicaid, public health and mental health accounted for 27% of the General Fund. Expenditures, not including transfers, increased by $431 million over the prior year. Of the total increase, justice administration and economic development both accounted for about 10%.

   When the General Fund was accounted for on a GAAP basis, the Fund had a positive balance of $1.01 billion in Fiscal Year 1998, compared to a balance of $491.8 million in Fiscal 1997 and $180.4 million in Fiscal 1996. Virginia fully adopted GAAP financial reporting in Fiscal Year 1983 and experienced GAAP deficits from Fiscal 1990-92 as a result of a recession. The deficit in Fiscal 1995 was primarily the result of the federal retiree lawsuit Harper v. Department of Taxation. GAAP deficits may occur in Virginia without violating the state Constitution or statutes which prohibit deficit spending. However, if a General Fund GAAP deficit were to continue over time, agencies that rate state debt would view this issue as a problem for state finances.

   The Revenue Stabilization Reserve ("Rainy Day") Fund is required by an amendment to the State Constitution approved by the voters on November 7, 1992. This Fund is a reserve of fund balances which can only be used if state revenues decline sharply from the previous year. Reserved funds must be appropriated by the General Assembly when revenue collections are strong compared to the average for the previous six years. The total amount reserved in Fiscal Year 1998 was $542.2 million, compared to $214.9 million at the end of Fiscal 1997.

   DEBT MANAGEMENT. The total outstanding debt of the Commonwealth as of the end of Fiscal Year 1998 was $11.75 billion. Long term bonds and notes represent 96% of all debt, while the remaining 4% consists of capital leases, installment purchase contracts and various other payables. A total of $1.14 billion, or 9.7% of all debt, is a general obligation of Virginia taxpayers and supported by a pledge of all tax revenues and other monies of the Commonwealth. Other tax-supported debt (limited obligations) totaled $2.6 billion and was outstanding at the end of Fiscal 1998. This accounted for 21.9% of all debt on the books of the Commonwealth. Non-tax supported debt makes up 68.4% of all debt in the Commonwealth. The majority of this debt is issued by various authorities that are created under state law to issue bonds to finance various programs considered to provide a benefit to the public. Total debt in this category at the end of Fiscal 1998 was $8.04 billion.

   RATINGS. The Commonwealth of Virginia maintains a "triple-A" bond rating from Standard & Poor's Ratings Services, Moody's Investors Service, Inc. and Fitch IBCA, Inc. on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base and low debt ratios. There can be no assurances that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to the economic risks or uncertainties peculiar to the issuers of such securities or to the sources from which they are to be paid.

                             WASHINGTON RISK FACTORS

   ECONOMIC OUTLOOK. The State of Washington was created by an enabling act of Congress in 1889. The State, which comprises 68,139 square miles and currently a population of 5.7 million, is located on the Pacific Coast in the northwestern corner of the continental United States. The mild moist climate in western Washington makes this region excellent for dairy farming and the production of flower bulbs. Washington's location makes it a gateway for land, sea, and air travel to Alaska and the Pacific Rim countries. Its coastline has hundreds of bays and inlets that make excellent harbors. East of the Cascade Mountain Range, farmers raise livestock and wheat on large ranches. Washington leads the nation in apple production, and the State produces large amounts of lumber, pulp, paper, and other wood products.

   The City of Seattle, located in northwestern Washington, is the largest city in the Pacific Northwest and serves as the King County seat. King County and the adjacent counties to the north, Snohomish and Island Counties, comprise the Seattle Primary Metropolitan Statistical Area (PMSA), which is the fourth largest metropolitan center on the Pacific Coast and biggest single component of the State's economy.

   Fiscal Year 1998 proved to be almost as exceptional a year for Washington State's economy as Fiscal Year 1997. Employment grew slightly slower than in Fiscal Year 1997 but real personal income grew faster. However, Fiscal Year 1998 marks a turning point in the state's economy. Both employment growth and real personal income growth are predicted to slow substantially, falling to rates much closer to U.S. growth rates. The slowdown in the state's economy is expected to reduce the growth rate of General Fund-State revenues, especially in fiscal years 2000 and 2001.

   Aerospace employment was a major factor in the year's strong employment growth. After adding more than 18,000 employees in Fiscal Year 1997, the aerospace industry added another 15,000 in Fiscal Year 1998. Led by aerospace employment, manufacturing employment in Washington increased by more than 21,000 jobs in Fiscal Year 1998, an increase of 5.9 percent. Non-manufacturing employment grew at a steady pace of 3.4 percent, contributing another 71,000 jobs to the state's economy.

   Employment in durable manufacturing other than aerospace grew by 4.7 percent in Fiscal Year 1998, significantly outpacing the national average of 2.1 percent. Within this sector of the economy, the strongest employment growth occurred in electrical machinery (11.0 percent), which includes electronic and electrical equipment. Non-electrical equipment employment, which includes computers, grew by 4.7 percent. Much of this growth was attributable to tax incentives adopted by the Legislature in the past five years to encourage the manufacturing and high-tech industries in the state. Furniture and fixtures employment also grew rapidly at a rate of 9.2 percent, while employment in fabricated metals grew by 6.2 percent.

   Non-manufacturing employment increased by 3.4 percent during Fiscal Year 1998, led by employment growth of 4.9 percent in services and 4.7 percent in construction. Employment in wholesale trade grew by 3.8 percent, while employment in transportation, communications and public utilities increased by
3.1 percent. The remaining non-manufacturing sectors experienced employment growth in excess of 2.0 percent, except for federal government civilian employment, which declined by 0.4 percent.

   On a combined basis, employment in the government sector represents approximately 17% of all wage and salary employment in the State. Seattle is the regional headquarters of a number of federal government agencies, and the State receives an above-average share of defense expenditures. Major federal installations include Navy bases at Bremerton, Whidbey Island and Bangor; Everett is the site of a new Naval home port; and an Air Force base (McChord) and an Army base (Fort Lewis) are located in the Tacoma area. Recent declines of naval and civilian personnel in Kitsap County have been offset by increases in army personnel in Pierce County. At present no major additions or reductions to troop strength at Fort Lewis have been made. The long-term outlook is for relative stability, but federal government civilian employment will continue its trend of steady decline.

   Washington's wage and salary employment increased at a fast pace for the second year in a row, with a growth rate of 3.7 percent, compared to 2.6 percent for the nation as a whole. This is only slightly less than the 4.0 percent growth in Washington's wage and salary employment in Fiscal Year 1997. This accelerated rate of growth translated into more than 94,000 new jobs in Washington State in Fiscal Year 1997 and another 92,000 new jobs during the past fiscal year.

   Reflecting this trend in employment gains, personal income in Washington grew by 7.5 percent compared to the national average of 5.2 percent in Fiscal Year 1998. Real per capita income rose by 4.5 percent over the same period as compared to 3.0 percent for the nation as a whole.

   The State's unemployment rate for 1997 averaged 4.8% and in 1998 as well, which down from 6.5% in 1996. The United States had an average unemployment rate of 5.4% in 1996, 4.9% in 1997 and 4.5% in 1998 . During the first four months of 1999, Washington's unemployment rate has averaged 5.2%.

   Financial instability in Asia and other parts of the world have cast a cloud over the three-year economic outlook for Washington State and the rest of the nation. According to the September 1998 forecast by the state Economic and Revenue Forecast Council (ERFC), growth in Washington's wage and salary employment is expected to fall to 2.7 percent in Fiscal Year 1999, then to 1.3 percent in Fiscal Year 2000, before rising to 1.7 percent in Fiscal Year 2001. These employment forecasts compare to nationwide projections of 2.2 percent growth in Fiscal Year 1999, 1.5 percent growth in Fiscal Year 2000 and 1.3 percent in Fiscal Year 2001.

   Personal income growth in Washington State is expected to slow until it reaches the national average for those years. The ERFC economic forecast indicates that personal income in Washington will grow by 5.8 percent in Fiscal Year 1999, 3.8 percent in Fiscal Year 2000, and 4.6 percent in Fiscal Year 2001. This compares nationwide projections of 4.6 percent, 4.0 percent and 4.5 percent growth in personal income for those respective years.

   During the next three fiscal years manufacturing employment in Washington is projected to decline, due in large part to reductions in aerospace employment. The ERFC suggests that aerospace employment will decline by 2,300 workers in Fiscal Year 1999, followed by a further reduction of 8,800 in Fiscal Year 2000, and 6,200 in Fiscal Year 2001. Other manufacturing sectors are expected to add 1,000 employees in Fiscal Year 1999, then decline by 1,400 in Fiscal Year 2000. Employment in all other sectors except aerospace are forecast to rebound and grow by 3,700 in Fiscal Year 2001, an increase of 2.3 percent. The strongest and most consistent growth in non-aerospace manufacturing employment for the next three years is expected to occur in the electrical machinery and non-electrical machinery manufacturing sectors.

   In the non-manufacturing sectors, the strongest growth is expected to occur in services and trade. Services employment is forecast to expand by 4.4 percent in Fiscal Year 1998, 2.4 percent in Fiscal Year 2000 and 3.4 percent in Fiscal year 2001. Wholesale trade employment should increase by 3.5 percent, 2.1 percent and 1.2 percent in those fiscal years, respectively. Retail trade employment is predicted to expand by 4.1 percent in Fiscal Year 1998, 1.9 percent in Fiscal Year 2000 and 1.6 percent in Fiscal year 2001. Employment growth in transportation, communications and public utilities employment, construction and finance, insurance and real estate are expected to fall to around 1.0 percent Fiscal Years 2000 and 2001. State and local government employment will grow by approximately 2 percent in the following three fiscal years. Federal government civilian employment will continue its trend of steady decline.

   The U.S. Census Bureau reports that Washington's population was recorded at 4,866,669 during the 1990 Census. The population is estimated to have reached 5,610,362 during July 1997. Between 1990 and 1997, Washington's population has increased at more than twice the rate of the nation as a whole, with gains of 15.3% and 7.6%, respectively. Between July 1996 and July 1997, the State's population grew by 90,837 people, a 1.6% increase. Population growth slowed somewhat in 1998; the State added 75,000 people, or a 1.30% increase. Net in-migration accounted for approximately 47.3% of Washington's growth since 1990. Washington's population is expected to reach 5.8 million by the year 2000. This new population boom is already putting heavy pressure on the State's education system, its prisons and its natural resources.

   Population growth in the state is expected to slow to 1.4 percent per year between 1995 and 2020, and the same growth rate is projected for the Washington labor force during the period. The forecasted growth for the state's labor force is still much higher than the projected 0.8 percent annual increase for the nation as a whole.

   BUDGETARY PROCESS. Like 22 other states, Washington enacts budgets for a two-year period, beginning on July 1 of each odd-numbered year. The Governor is required to submit a budget to the State Legislature no later than December 20 of the year preceding odd-numbered year sessions of the Legislature. The budget is a proposal for expenditures in the ensuing biennial period based upon anticipated revenues from the sources and rates existing by law at the time of submission of the budget. The appropriated budget and any necessary supplemental budgets are legally required to be adopted through the passage of biennial appropriation bills by the Legislature and approved by the Governor. Biennial operating appropriations are generally made at the fund/account and agency level. In a few cases, however, biennial appropriations are made at the fund/account and agency/program level. Biennial capital appropriations are generally made at the fund/account, agency and project level.

   Biennial legislative appropriations are strict legal limits on expenditures/expenses, and over-expenditures are prohibited. All appropriated and non-appropriated/allotted funds are further controlled by the executive branch through the allotment process. This process allocates the expenditure/expense plan into monthly allotments by program, source of funds, and object of expenditures. According to statutes, except under limited circumstances, the original biennial allotments are approved by the Governor and may be revised only at the beginning of the second year of the biennium and must be initiated by the Governor.

   Proprietary funds earn revenues and incur expenses not covered by the allotment process. Budget estimates are generally made outside the allotment process according to prepared business plans. These proprietary fund business plan estimates are adjusted only at the beginning of each fiscal year.

   Additional fiscal control is exercised through various means. The Office of Finance and Management is authorized to make expenditure/expenses allotments based on availability of unanticipated receipts, mainly federal government grant increases made during a fiscal year. State law does not preclude the over-expenditure of allotments, although the statute requires that the Legislature be provided an explanation of major variances.

   As of May 18, 1999, Washington's Governor had signed into law a two-year $37.7 billion (all funds) operating budget.

   REVENUES AND EXPENDITURES. The state receives about 61 percent of its income in governmental funds from taxes and 26 percent from federal grants. The main tax sources are retail sales taxes, business and occupation taxes, property taxes, and motor vehicle taxes. Since 1995, growth in GF-S expenditures has been constrained by Initiative 601, which established annual spending limits based on changes in population growth and inflation. The spending limit for the 1999-01 Biennium is $20,592.7 million, based on the Initiative-601 calculations.

   Passed in the November 1993 general election, Initiative 601 eliminated the Budget Stabilization Account at the beginning of Fiscal Year 1996 and created a new Emergency Reserve Fund. It also limited annual increases in GF-S expenditures to the average rate of inflation plus population growth for the previous three years. Any GF-S revenues in excess of the spending limit for any given year will be deposited in the Emergency Reserve Fund on a quarterly basis. If the balance in the Emergency Reserve Fund exceeds 5% of biennial GF-S revenues, the excess will be deposited in a new Education Construction Fund. During Fiscal Year 1997, the State maintained GF-S spending levels within Initiative 601 expenditure limits. In October 1997, the State Treasurer made Washington's first quarterly transfer to the Emergency Reserve Fund in the amount of $56.45 million, based on the revenue forecast for Fiscal Year 1998.

   Governmental activities are accounted for in four governmental fund types: general, special revenue, debt service and capital projects funds. Revenues for all governmental funds totaled $18.5 billion for Fiscal Year 1997 (ended June 30, 1997) and $19.7 billion for Fiscal Year 1998 (ended June 30, 1998). This represents an increase of 6%.

   Expenditures for all governmental fund activities totaled $19.5 billion during Fiscal Year 1998, up 2.5% over Fiscal 1997's expenditures of $19.0 billion. The largest portion of these expenditures was for human services, accounting for $7.6 billion or 39.0% of total expenditures. The second largest recipient of governmental funds was education, with $7.5 billion or 38.0%. During Fiscal 1998, general government, capital outlays and transportation expenditures accounted for $1.0 billion, $1.0 billion and $1.1 billion, respectively.

   Washington's General Fund accounts for all general government financial resources and expenditures not required to be accounted for in other funds. For Fiscal Year 1998, revenues in the General Fund increased by $700 million or 5.0% to total $14.0 billion. Retail sales and use taxes, the largest source of General Fund receipts at 35.7%, totaled $5.0 billion during Fiscal 1999, increasing by $200 million. Federal grants-in-aid reached $3.87, representing 26.9% of all General Fund revenues.

   Expenditures for Fiscal Year 1998 General Fund activities totaled $13.3 billion, up 4.7% from the $12.7 billion spent during Fiscal Year 1997. Of these expenditures, $5.8 billion went to support local school districts and higher education, and $6.3 billion was spent for human services. Washington's General Fund balance, including all reserves and designations, totaled $2.4 billion as of June 30, 1998.

   DEBT MANAGEMENT. The State Constitution and enabling statutes authorize the incurrence of State general obligation debt, to which the State's full faith, credit and taxing power are pledged, either by the Legislature or by a body designated by statute (presently the State Finance Committee).

   GENERAL AND LIMITED OBLIGATION BONDS. General obligation bonds have been authorized and issued primarily to provide funds for acquisition and construction of capital facilities for public and common schools, higher education, public and mental health, corrections, conservation, and maintenance and construction of highways, roads, and bridges. The State also issued bonds for assistance to municipalities for construction of water and sewage treatment facilities and corrections facilities. Additionally, bonds are authorized and issued to provide for the advance refunding of general obligation bonds outstanding.

   Limited obligation bonds have been authorized and issued to provide funds for public school plant facilities; State, county, and city arterials; and State capital buildings and facilities. These bonds are payable primarily from dedicated revenue of the State's motor vehicle fuel excise tax and other miscellaneous dedicated revenue generated from assets such as harbors and tidelands, park, and land grants.

   Interest rates in the tax exempt bond market continued to be very attractive for long-term borrowing during Fiscal Year 1998. Over the fiscal year, $729.175 million in new money general obligation bonds and motor vehicle fuel tax general obligation bonds were sold in June 1997 (5.33 percent), July 1997 (5.22 percent), December 1997 (5.1 percent and 6.4 percent taxable), and April 1998 (4.94 percent). The rates for the $196.4 million outstanding in adjustable rate general obligation bonds have varied between 2.70 percent and 4.25 percent, with an average rate of 3.54 percent for the fiscal year 1998.

    Outstanding general and limited obligation bonded debt as of June 30, 1998 totaled $6.608 billion, an increase of 6.7 percent over June 30, 1997. Bonds were issued primarily for various capital projects throughout the state.

   During Fiscal Year 1998, the state continued with its Selective Redemption Program, which takes advantage of a feature of the state's $196.4 million outstanding variable rate debt that allows for selectively retiring any other higher cost long term fixed rate debt in the state's portfolio. For fiscal year 1998, the Selective Redemption Program generated $4.07 million in gross savings over the life of the bonds - with present value savings of $0.5 million.

   General obligation debt is subject to statutory limitations as prescribed by the Washington State Constitution and the Revised Code of Washington. For the fiscal year that ended June 30, 1998, the maximum debt authorization subject to limitation was $4.6 billion. This limit does not include motor vehicle fuel tax debt, limited obligation debt, or reimbursable debt exempt from the statutory debt limit.

   Zero Interest Rate General Obligation Bonds. Zero interest rate general obligation bonds have been authorized and issued primarily to provide funds for acquisition and construction of public administrative buildings and facilities, and capital facilities for public and common schools and higher education. Total debt service (principal and interest) requirements for zero interest rate general obligation bonds to maturity as of June 30, 1995 were approximately $492 million. As of June 30, 1995, zero interest rate general obligation bonds outstanding totaled $208 million while bonds authorized but unissued equaled zero. Approximately $25 million of general obligation refunding zero coupon bonds were sold in Fiscal Year 1997. Approximately $33.67 million zero coupon bonds were issued in Fiscal Year 1997.

   BOND RATINGS. As of June 1, 1999, State of Washington general obligation bonds currently have the following ratings: Standard & Poor's Ratings Services, AA+ (upgraded from AA in July 1997); Moody's Investors Service, Inc., Aa1 (upgraded from Aa2 at the end of Fiscal Year 1997); and Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.), AA+ (upgraded from AA).

   REVENUE BONDS. Current State statutes empower certain State agencies to issue bonds that are not supported, or are not intended to be supported, by the full faith and credit of the State. These bonds pledge income derived from acquired or constructed assets for retirement of the debt and payment of the related interest. Revenue bonds issued by individual agencies are supported by fees, rentals, and tolls assessed to users. Primary issuing agencies are the State's Public Universities and various Community Colleges. Total debt service (principal and interest) for revenue bonds to maturity at June 30, 1995 was approximately $310 million. As of June 30, 1995, revenue bonds outstanding totaled $162 million while bonds authorized but unissued equaled zero.

   CERTIFICATES OF PARTICIPATION. The Office of the State Treasurer continued its administration of the state certificates of participation program which has been in existence since Fiscal Year 1990. This program enables state agencies to realize substantial savings by financing the acquisition of real and personal property at tax exempt interest rates. The state's publicly-offered equipment certificates of participation have been rated "A1" by Moody's Investors Service which rely on the centralized oversight of the State Treasurer and the Office of Financial Management as a strong credit element in the rating. In the real estate component of the financing program, certain projects have been rated "AA3" by Moody's Investors Service as a reflection of their essentiality to state government operations. As of June 30, there were outstanding $238.3 million in certificates of participation in all funds. Underlying this amount were agency certificates originating from 52 agencies amounting to $236.4 million with the balance on deposit with the trustee either for use in the program or to satisfy reserve requirements. These programs are currently funded from public offering of certificates of participation through a competitive bid process

                           WEST VIRGINIA RISK FACTORS

   West Virginia's economy is dominated by service industries while the good producing sector, which includes manufacturing, construction and mining, represents 20% of all employment. Service industries experienced growth of 4% during the 1998 fiscal year. Because the West Virginia economy is now less dependent on one or two major industries and because of its greater diversity across industries, its job growth during the 1990-97 period matched the national rate of job growth.

   The November 1998 unemployment rate of 6.0% is the lowest November in two decades. In 1984, the State's rate was 20% and the national rate was 10%. The State's current rate of 6% is 1.6% different from the national rate of 4.4%, a major improvement since 1984.

    Population in West Virginia rose by 2% over the five-year period which ended in 1995. The population level is expected to remain near current levels through 2003.

    Per capita personal income growth averaged 4.6% per year during the first four years of the decade, but has risen by 3.6% per year since. According to the Bureau of Business Research (BBR) at West Virginia University, continued growth is expected in employment. That growth is fueled by the service sector. This continued positive economic performance is expected to result in a stable population level and moderate real personal income growth. BBR forecasts that growth in both population and real personal income during the remainder of the decade will continue, but at a slightly slower rate during the years 1990-1997. These factors converge to create a positive view of the stability of West Virginia's economy.

   During the past fiscal year, West Virginia has continued short- and long-term efforts to promote the effective use of technology and to responsibly manage the State's finances. The State continues to make strides in its long-term initiatives to improve its economic infrastructure and its level of educational attainment.

   Most state functions are financed through the budgetary fund types, which include the General Revenue Fund, Appropriated Special Revenue Funds, Road Fund and Federal Fund.

   The State's most significant sources of revenue in the General Revenue Fund (budgetary basis) are consumer sales tax and personal income tax. Total General Revenue for fiscal year 1998 was $2.503 million. Of this amount, approximately 34.6% was from the personal income tax and 31.7% was from the consumer sales tax.

   The State's most significant expenditures from the General Revenue Fund (budgetary basis) remain the areas of public and higher education and health and human resources. Actual expenditures for fiscal year 1998 were $2.462 million. Of this amount, 69.1% was in education and 16.5% was in health and human resources.

    The ending fund balance for the General Revenue Fund, as reported on a budgetary basis, was $101.47 million for fiscal year 1998, as compared to $120.89 million (unadjusted) for fiscal year 1997.

   In order to maintain financial stability, in 1994, the Legislature created the Revenue Shortfall Reserve Fund ("Rainy Day Fund") to protect against emergencies and downturns in the economy. This fund has been used for the emergency assistance expenditures during five natural disasters West Virginia experienced in fiscal 1996 and again for flood relief in 1998.

   The State Code requires that the first 50% of all surplus revenues at the end of the fiscal year be deposited into the fund with the aggregate amount of the fund not to exceed five percent of the total appropriations from the General Revenue Fund. The balance of the Rainy Day Fund at June 30, 1998 was $68 million.
   The State has constitutionally limited its ability to incur debt. The State's general obligation debt must be authorized by constitutional amendment. A proposed amendment must be approved by two-thirds of both the Senate and House Delegates before it can be sent to vote. As of June 30, 1998, the balance of general obligation bonds outstanding was approximately $321 million. The State's debt portfolio also includes revenue bonds. Total outstanding revenue bonds were $588 million as of June 30, 1998.

   The State maintains a rating of AAA and A1 from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.




         CONTENTS OF POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT

    This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet
                                 The prospectus
                                 The signatures
                     The Consent of Independent Accountants

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant, Insured Municipals Income Trust, 246th Insured Multi-Series, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 24th day of April, 2000.

                     INSURED MUNICIPALS INCOME TRUST, 246TH INSURED MULTI-SERIES
                                                                    (Registrant)

                                                        By VAN KAMPEN FUNDS INC.
                                                                     (Depositor)


                                                               By: Gina Costello
                                                             Assistant Secretary
                                                                          (SEAL)

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on April 24, 2000 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE               TITLE

Richard F. Powers III   Chairman and Chief Executive          )
                        Officer                               )

John H. Zimmerman III   President and Chief Operating         )
                        Officer                               )

William R. Rybak        Executive Vice President and          )
                        Chief Financial Officer               )

A. Thomas Smith III     Executive Vice President,             )
                        General Counsel and Secretary         )

Michael H. Santo        Executive Vice President              )


          Gina M. Costello______________
               (Attorney in Fact)*

--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Focus Portfolios, Series 136 (File No. 333-70897) and the same are hereby incorporated herein by this reference.